                                                                  EXHIBIT 10(dd)



                                   [AMCL LOGO]
                       ASSOCIATED MINING CONSULTANTS LTD.

                                [COVER GRAPHICS]

                            Qualifying Report on the
                          Bogoso-Prestea Project, Ghana

                                  prepared for

                           Golden Star Resources Ltd.
                              Denver, Colorado, USA

                                  submitted by

             Keith McCandlish, P.Geol. and Alan L. Craven, P.Eng.

                       Associated Mining Consultants Ltd.
                            Calgary, Alberta, Canada


                                                                   December 2001

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                    Page i


EXECUTIVE SUMMARY

- Associated Mining Consultants Ltd. (AMCL) was retained by Golden Star Resources Ltd. (Golden Star) to provide an independent technical report in the form required by Canadian National Instrument 43-101.

      The report was prepared to support announcements of new resource estimates resulting from the acquisition of the Barnex rights to the Prestea properties and a proposed sulfide project. It would also be used to support any prospectus to be filed with securities regulatory authorities.

- The Bogoso-Prestea concession is located in the Ashanti Trend in the Western region of Ghana, which runs from Axim in the south to Konongo in the north, over a distance of some 240 km. It is located some 35 km north of Tarkwa (85 km north of the port of Takoradi) with good access roads and an established infrastructure. The property is some 360 km by road west of the capital, Accra, and 130 km by road from the port of Takoradi on the Atlantic coast.

- Ownership of the Bogoso Mine operating company has changed several times over the history of the project. The current owner is Bogoso Gold Limited
      (BGL). Canadian Bogosu Resources Ltd. was granted Prospecting Licence SDI 779A/86 covering 147.69 km(2) on May 12, 1986. On August 21, 1987 Mining Licence WR348A/87 covering 50 km(2)2 was granted within the area of the Prospecting Licence. On August 16, 1988 a second Mining Licence, WR368/88 was granted, covering an additional 45 km(2)2 within the Prospecting Licence. Golden Star acquired 70% of BGL in September, 1999 and a further 20% from Anvil Mining in September, 2001.

- The Bogoso Gold Mine was put into production in 1991 by Billiton International Metals (BV) to exploit both oxide and sulfide resources. The roaster and flotation circuits were shut down in early 1994 as the sulfide resources could not be exploited economically. Since that time oxide and some transition ore have been processed, but the oxide resources are near exhaustion. To date, some 1,100,000 ounces of gold have been recovered at the Bogoso Gold Mine.

- BGL have taken measures to extend the life of their operations by acquiring additional oxide and non-refractory primary gold resources on the adjacent Prestea property. A feasibility study is near completion on the addition of a bio-oxidation circuit to the Bogoso processing plant to treat the Bogoso sulfide resources and the refractory ores on the Prestea property.

- Acquisition of the Prestea property, which is directly to the south of, and adjoins, the Bogoso concession was a complex transaction involving separate Agreements with Barnato Exploration Limited (Barnex), Prestea Gold Resources Ltd. (PGR) and the Government of Ghana. On August 06, 2001 representatives of the Government of Ghana, PGR and Golden

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page ii


      Star attended a ceremony in Accra, Ghana at which Dr. Kwaku Afriye, Minister of Lands, Forestry and Mines formally signed the new mining lease with Bogoso Gold Limited.

- Mining has been conducted on the Prestea property for over 100 years, primarily as an underground operation. Over 9,000,000 ounces of gold have been produced from the concession.

- The Bogoso gold mine and Prestea concession are located along a prominent north-east trending regional shear zone (the Ashanti Trend) that extends for over 240 km within the Man shield of the West African Craton. Lower Proterozic sedimentary and volcaniclastic rocks of the Birimian Supergroup and Tarkwaian Group are important hosts for gold. The Ashanti Trend hosts the principal gold deposits of the Ghana gold belt and is closely aligned with a major thrust fault (later re-activated with sinistral wrench movement) which separates the meta-sedimentary and meta-volcanic units of the Birimian and the clastic rocks of the Tarkwaian.

- A number of gold deposits have been delineated on the Bogoso Concession. The principal deposits from south to north are: Chujah South, Chujah Main, Chujah (Stage 3), Chujah North, Dumasi, Dumasi North (Nankafa), Marlu and Bogoso North. Oxide resources have largely been exhausted on the property and the resource base, while substantial, is limited, to generally, refractory sulfides.

- Gold mineralization on the Prestea Concession has been delineated in three bodies, Buesichem (in the north adjoining the Bogoso concession), North Shaft-Plant, Plant North, and Beta Boundary.

- On October 02, 2001 Golden Star published a preliminary resource estimate for the Prestea Concession. During October and November revised resource models were generated for both the Bogoso and Prestea concessions which resulted in the following revised resource statement:

                            BGL-SRK RESOURCE ESTIMATE

   MATERIAL       GRADE              MEASURED                           INDICATED                         INFERRED
                 CUT-OFF
                  (g/t)
----------------------------------------------------------------------------------------------------------------------------
                            Tonnage    Grade  Contained      Tonnage      Grade     Contained    Tonnage   Grade   Contained
                                       (g/t)  Ounces Au                   (g/t)     Ounces Au              (g/t)   Ounces Au
----------------------------------------------------------------------------------------------------------------------------
         OXIDES    >1.6    1,454,354   3.38     158,044      2,130,492    2.65       181,517     581,766    2.67    49,940
----------------------------------------------------------------------------------------------------------------------------
     TRANSITION    >2.1      932,009   3.47     103,978      2,143,975    3.13       215,752     272,551    2.66    23,309
----------------------------------------------------------------------------------------------------------------------------
     REFRACTORY    >2.1    6,739,245   4.07     881,853      4,512,053    3.19       462,760   3,963,525    2.9    369,548
        SULFIDE
----------------------------------------------------------------------------------------------------------------------------
 NON-REFRACTORY    >1.6    2,657,850   3.29     281,136      4,638,036    2.82       420,508   1,290,208    2.54   105,362
        SULFIDE
----------------------------------------------------------------------------------------------------------------------------
         TOTALS           11,783,458   3.76   1,425,011     13,424,556    2.97     1,280,536   6,108,050    2.79   548,159
----------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page iii


      The total measured and indicated mineral resource for the Bogoso-Prestea concession is:

                          25,208,014 TONNES @ 3.34 g/t

      for contained ounces of gold of 2,705,547.

      In the opinion of AMCL the revised resource statement supports the press-release of October 02, 2001.

-     Resource modelling conforms to industry standard practice.

- Surface mining is to be undertaken by a mining contractor, to whom the BGL mining equipment will be sold. The ore and waste are drilled and blasted. Loading is by hydraulic excavator into 50 t capacity haul trucks. Waste material is hauled to adjacent waste dumps which are progressively rehabilitated. Ore is hauled out of the pit to the processing plant. For the Plant North and Beta Boundary pits, the ore will be stockpiled near the pits then re-handled into on-highway trucks for onward haulage by contractor to the Bogoso processing plant.

-     The mine plan is based on the following sequence:

      - Mining will continue on the current Bogoso oxide and transition resources and from the Buesichem pits.

      - Buesichem and Bogoso material will be mined concurrently while access is prepared to Plant North pit.

      - Plant North will provide the Bogoso plant with oxide, transition and primary ore material until mid-2005.

      - Beta Boundary and Plant North will then be mined concurrently until they are worked out and Bogoso is modified to treat sulfide material.

      -     The Bogoso and Buesichem sulfide resources would then be mined.

      - Sub-grade stockpiles at Bogoso will be processed at the end of the mine life.

- Development of an open pit operation at Plant North will require the relocation of extensive infrastructure associated with the existing Prestea Goldfields Limited underground operation. This will include their current process plant and a power line belonging to the Volta River Power Authority.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page iv


- In each property, there are oxide, transition and sulfide minerals. The metallurgical characteristics of the material from the Bogoso property and the northern part of the Prestea property at Buesichem are similar. The oxide ores are readily amenable to cyanide leaching whereas the sulfide ore is refractory. The metallurgy changes to the south, with the sulfide ores becoming non-refractory and containing free gold and generally amenable to gravity recovery and cyanide leach.

- All the ore will be treated at the BGL processing plant. The refractory sulfide ores will be treated in a bio-oxidation plant which will be added to the existing BGL gravity/cyanide leach plant.

-     The estimated gold recoveries in the BGL plant are:

            PROPERTY                     OXIDES     TRANSITION       SULFIDE
            -------------------------------------------------------------------
                                       RECOVERY %   RECOVERY %      RECOVERY %
            -------------------------------------------------------------------
            Buesichem                      75           45              85
            -------------------------------------------------------------------
            Plant North                    83           83              84
            -------------------------------------------------------------------
            Beta Boundary                  92           85              85
            -------------------------------------------------------------------
            Chujah & Dumasi                82           80              88
            -------------------------------------------------------------------
            Bogoso North                   83           77              85
            -------------------------------------------------------------------
            Bogoso Oxide/Transition        80           45             n.a.
            -------------------------------------------------------------------

- Capital costs have been estimated at $52.2 million over the twelve year period examined.

-     Average cash operating costs are $190/ounce gold produced.

- The un-discounted pre-tax net present value, in constant US dollars, of the estimated cash flow stream for the project from 2001 - 2012 is $52.2 million at a gold price of $275/ounce. The project is sensitive to gold price, grade, production and operating costs. It is less sensitive to capital expenditures.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                    Page v


                                                                     [AMCL LOGO]

                                              ASSOCIATED MINING CONSULTANTS LTD.
                                                      #200, 708-11th Avenue S.W.
                                                                Calgary, Alberta
                                                                 Canada, T2R 0E4

                                                             Tel: 1-403-264-9496
                                                             Fax: 1-403-269-7640
FILE: 01PM57

December 13, 2001

ALBERTA SECURITIES COMMISSION                            BRITISH COLUMBIA SECURITIES COMMISSION
19th Floor, 10025 Jasper Avenue,                       701 West Georgia Street, Pacific Centre,
Edmonton, Alberta,                                                              P.O. Box 10142,
CANADA, T2P 3C4                                                    Vancouver, British Columbia,
                                                                                CANADA, V7Y 1L2

COMMISSION DES VALEURS MOBILIERES DU QUEBEC                       ONTARIO SECURITIES COMMISSION
800 Victoria Square,                                          20 Queen Street West, 19th Floor,
P.O. Box 246, 22nd  Floor,                                            Box 55, Toronto, Ontario,
Montreal, Quebec,                                                               CANADA, M5H 3S8
CANADA, H4Z 1G3

DEPARTMENT OF JUSTICE, SECURITIES BRANCH                     SASKATCHEWAN SECURITIES COMMISSION
Suite 606, Harbour Building,                                             800-1920 Broad Street,
133 Prince William Street,                                                Regina, Saskatchewan,
P.O. Box 5001,                                                                  CANADA, S4P 3V7
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CANADA, E2L 4Y9

MANITOBA SECURITIES COMMISSION                                NOVA SCOTIA SECURITIES COMMISSION
1130, 405 Broadway Avenue,                                      2nd Floor, Joseph Howe Building
Winnipeg, Manitoba,                                                         1690 Hollis Street,
CANADA, R3C 3L6                                                           Halifax, Nova Scotia,
                                                                                CANADA, B3J 1V7

REGISTRAR OF SECURITIES                             DEPARTMENT OF GOVERNMENT SERVICES AND LANDS
4th Floor, Shaw Building,                               2nd Floor, Confederation Building West,
95 Rochford Street,                                                          75 O'Leary Avenue,
P.O. Box 2000,                                                         St. John's, Newfoundland
Charlottetown, Prince Edward Island,                                            CANADA, A1B 4J6
CANADA, C1A 7N8

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page vi


RE: GOLDEN STAR RESOURCES LTD. (THE "COMPANY"). QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA.

Dear Sirs:

Associated Mining Consultants Ltd. (AMCL) and Messrs. Keith McCandlish, P.Geol. and Alan L. - Craven, P.Eng., authors of the above referenced report, consent to:

      -     The filing of the technical report,

      -     the written or electronic disclosure of the technical report, and;

      - to extracts from, or a summary of, the technical report in any written disclosure being filed.

AMCL and the authors reserve the right to review any disclosure to ensure that extracts from, or the summary of, are not taken out of context. AMCL further consent to the submission of the above referenced report to any Exchange where the Company is listed for trading.

Since the preparation of the report no information has come to our attention which would materially alter the conclusions of this report.

Sincerely,

ASSOCIATED MINING CONSULTANTS LTD.

[ALAN L. CRAVEN PROFESSIONAL SEAL]        [KEITH MCCANDLISH PROFESSIONAL SEAL]

/s/ Alan L. Craven                        /s/ Keith McCandlish, P.Geol.,
--------------------------------          -------------------------------------
Alan L. Craven, P.Eng.,                   Keith McCandlish, P.Geol.,
Vice President & General Manager          Manager of Mineral Services



------------------------------------------
            PERMIT TO PRACTICE
    ASSOCIATED MINING CONSULTANTS LTD.

Signature       /s/ Alan L. Craven
                ------------------

Date               DEC 14 2001
      ----------------------------

          PERMIT NUMBER: P 2361
The Association of Professional Engineers,
 Geologists and Geophysicists of Alberta
------------------------------------------



                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page vii

TABLE OF CONTENTS

EXECUTIVE SUMMARY......................................................      -i-

LETTER OF CONSENT......................................................      -v-

TABLE OF CONTENTS......................................................    -vii-

LIST OF TABLES.........................................................      -x-

LIST OF FIGURES........................................................     -xi-

1.0   INTRODUCTION AND TERMS OF REFERENCE..............................        1
      1.1   Introduction...............................................        1
      1.2   Terms of Reference.........................................        2
      1.3   Units......................................................        2
      1.4   Sources of Information.....................................        2
      1.5   Field Involvement..........................................        3

2.0   DISCLAIMER.......................................................        5

3.0   PROPERTY DESCRIPTION AND LOCATION................................        6
      3.1   Location, Access and Infrastructure........................        6
      3.2   Topography and Climate.....................................        6
      3.3   History....................................................        6
            3.3.1 Bogoso...............................................        6
            3.3.2 Prestea..............................................        7
      3.4   Title of Bogoso Property...................................       10
      3.5   Title of Prestea Property..................................       11
      3.6   Ghanaian Mining Law........................................       14

4.0   GEOLOGICAL SETTING...............................................       16
      4.1   Regional Geology...........................................       16
      4.2   Structural Setting.........................................       17
      4.3   Local and Property Geology.................................       17
            4.3.1 Bogoso...............................................       17
            4.3.2 Prestea..............................................       19
      4.4   Deposit Types..............................................       20
            4.4.1 Alteration...........................................       22
      4.5   Mineralization.............................................       22
            4.5.1 Bogoso...............................................       22

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                 Page viii


            4.5.2 Prestea..............................................       23

5.0   EXPLORATION......................................................       25
      5.1   Exploration Programs.......................................       25
      5.2   Drilling...................................................       25
      5.3   Sample Preparation, Analysis and Security..................       25
            5.3.1 Internal Controls....................................       25
            5.3.2 External Controls....................................       26
      5.4   Bogoso Exploration Targets.................................       26
      5.5   Prestea Exploration Targets................................       26

6.0   MINERAL RESOURCE AND MINERAL RESERVE ESTIMATES...................       27
      6.1   Mineral Resources .........................................       27
            6.1.1 Published Resource Estimations.......................       27
            6.1.2 Re-evaluation of Resource Estimates..................       28
      6.2   Mineral Resources by Deposit...............................       30
            6.2.1 Specific Gravity Determinations......................       31
            6.2.2 Grade Reconciliations................................       31
            6.2.3 Chujah-South Deposit.................................       32
            6.2.4 Chujah-Dumasi Deposit................................       34
            6.2.5 Bogoso-North (Marlu) Deposits........................       37
            6.2.6 Buesichem Deposit....................................       38
            6.2.7 Beta Boundary Deposit................................       41
            6.2.8 Plant-North Deposits.................................       43
      6.3   Mineral Reserves...........................................       50

7.0   MINING OPERATIONS................................................       56
      7.1   Mining Operations..........................................       56
      7.2   Mining Method..............................................       56
      7.3   Grade Control..............................................       56
      7.4   Production Schedule........................................       57

8.0   MINERAL PROCESSING AND METALLURGICAL TESTING.....................       68
      8.1   Introduction...............................................       68
      8.2   Bogoso Processing Plant....................................       68
      8.3   Oxide and Transition Material..............................       72
      8.4   Sulfide Ore................................................       73
      8.5   Treatment of Prestea Resources.............................       77
      8.6   Marketing..................................................       83
            8.6.1 Refining Contracts...................................       83

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page ix


            8.6.2 Transportation.......................................       83
            8.6.3 Hedging Contracts....................................       83

9.0   ENVIRONMENTAL....................................................       85
      9.1   Legislative Background.....................................       85
            9.1.1 Overview of Environmental Legislation in Ghana.......       85
            9.1.2 Environmental Impact Assessment in Ghana.............       86
            9.1.3 Environmental Impact Assessment Procedures in Ghana..       86
            9.1.4 EIA Requirements of International Agencies...........       88
            9.1.5 Requirements for Permitting..........................       88
      9.2   Bogoso.....................................................       88
      9.3   Prestea....................................................       89

10.0  ECONOMIC ANALYSIS................................................       92
      10.1  Capital Costs..............................................       92
      10.2  Operating Cost Estimates...................................       92
      10.3  Cash Flow Analysis.........................................       96
            10.3.1  Assumptions........................................       96
            10.3.2  Cash Flow Projection...............................       96
            10.3.3  Sensitivities......................................      100
            10.3.4  Payback Period.....................................      102

11.0  INTERPRETATION AND CONCLUSIONS...................................      103

12.0  REFERENCES.......................................................      105

CERTIFICATES

APPENDIX A - Mining Lease

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                    Page x


LIST OF TABLES

Table 6.1   Measured Mineral Resources
Table 6.2   Indicated Mineral Resources
Table 6.3   BGL-SRK Resource Estimate
Table 6.4   BGL-Prestea Total - Resources - As of November 5, 2001
Table 6.5   Total-Resources By Concession
Table 6.6   Prestea Concession - In-Situ Resources Within Pit Shells as at November 19, 2001
Table 6.7   Bogoso Concession - In-Situ Resources Within (Optimized) Pit Shells as at
            November 19, 2001
Table 6.8   Prestea Concession - Reserves Within Pit Shells (Optimized or Design) as at 19
            November 2001
Table 6.9   Bogoso Concession - Reserves Within Optimized Pit Shells as at 19 November 2001

Table 7.1   Production Schedule - Buesichem
Table 7.2   Production Schedule - Plant North
Table 7.3   Production Schedule - Beta Boundary
Table 7.4   Production Schedule - Chujah & Dumasi
Table 7.5   Production Schedule - Bogoso North
Table 7.6   Production Schedule - BGL Ox & Trans Mining
Table 7.7   Production Schedule - Total Mining Production
Table 7.8   Production Schedule - Millfeed Summary

Table 8.1   Mill Performance - Oxide and Transition Material
Table 8.2   Mill Performance - Sulfide Material
Table 8.3   Design Criteria vs. Plant Performance 1991-1994
Table 8.4   Roaster vs. Biox Design Criteria
Table 8.5   Diagnostic Leach Results -% Gold Extraction
Table 8.6   Metallurgical Test Results -% Recoveries
Table 8.7   Plant Recoveries for Cash Flow Analysis

Table 10.1  Capital Cost Estimates
Table 10.2  Bogoso Historic Operating Costs
Table 10.3  Cash Flows
Table 10.4  NPV at $275/oz. Gold Price
Table 10.5  Sensitivity of Net Present Value to Gold Price
Table 10.6  Sensitivity of Net Present Value to Grade
Table 10.7  Sensitivity of Net Present Value to Capital Costs
Table 10.8  Sensitivity of Net Present Value to Operating Costs

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page xi


LIST OF FIGURES

Figure 1.1    Location Map

Figure 4.1    Bogoso - Prestea Mining and Exploration Concessions
Figure 4.2    Bogoso Concession - Geology Showing Sulphide Ore Bodies
Figure 4.3    Prestea Concession

Figure 6.1    Bogoso-North Plan View
Figure 6.2    (North) Chujah-Dumasi Plan View
Figure 6.2    (South) Chujah-Dumasi Plan View
Figure 6.3    Chujah-South Plan View
Figure 6.4    Chujah South SECT-23550N
              BGL 3x3x12.5m ID(2)2 Gold Model
Figure 6.5    Chujah South SECT-23650N
              BGL 3x3x12.5m ID(2)2 Gold Model
Figure 6.6    Chujah South SECT-23850N
              BGL 3x3x12.5m ID(2)2 Gold Model
Figure 6.7    Chujah South SECT-23750N
              BGL 3x3x12.5m ID(2)2 Gold Model
Figure 6.8    Chujah SECT-24500N
              SRK Kriged Gold Model
Figure 6.9    Chujah SECTION - 24600 N
              SRK Kriged Gold Model
Figure 6.10   Chujah SECTION - 24700 N
              SRK Kriged Gold Model
Figure 6.11   Chujah SECTION - 24800 N
              SRK Kriged Gold Model
Figure 6.12   Chujah SECTION - 24900 N
              SRK Kriged Gold Model
Figure 6.13   Dumasi SECTION - 25550 N
              SRK Kriged Gold Model
Figure 6.14   Dumasi SECTION - 25650 N
              SRK Kriged Gold Model
Figure 6.15   Dumasi SECTION - 25750 N
              SRK Kriged Gold Model
Figure 6.16   Dumasi SECTION - 25900 N
              SRK Kriged Gold Model
Figure 6.17   Dumasi SECTION - 26000 N
              SRK Kriged Gold Model
Figure 6.18   Dumasi SECTION - 26100 N

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page xii


               SRK Kriged Gold Model
Figure 6.19    Marlu SECTION - 30075 N
               SRK Kriged Gold Model
Figure 6.20    Marlu SECTION - 30175 N
               SRK Kriged Gold Model
Figure 6.21    Marlu SECTION - 30275 N
               SRK Kriged Gold Model
Figure 6.22    Marlu SECTION - 30375 N
               SRK Kriged Gold Model
Figure 6.23    Marlu SECTION - 30700 N
               SRK Kriged Gold Model
Figure 6.24    Marlu SECTION - 30800 N
               SRK Kriged Gold Model
Figure 6.25    Marlu SECTION - 30900 N
               SRK Kriged Gold Model
Figure 6.26    Marlu SECTION - 31000 N
               SRK Kriged Gold Model
Figure 6.27    Marlu SECTION - 31100 N
               SRK Kriged Gold Model
Figure 6.28    Buesichem Plan View
Figure 6.29    Buesichem X-SECT - 17525 N
Figure 6.30    Buesichem North X-SECT - 18175 N
Figure 6.31    Beta-Boundary Plan
Figure 6.32    Beta Boundary X-SECT -7125 N
Figure 6.33    Beta Boundary X-SECT- 8525 N
Figure 6.34    Beta Boundary X-SECT- 8625 N
Figure 6.35    North DDH Location Plan
Figure 6.36    Plant North X-SECT - 10400 N
Figure 6.37    Plant North X-SECT - 11075 N
Figure 6.38    Beta Boundary Model: Bench Grade vs Composite Grade and No. of Composites,
               With Low Grade Zone
Figure 6.39    Beta Boundary Model: Bench Grade vs Composite Grade and number of Composites,
               No Low Grade Zone
Figure 6.40    Plant and North Model: Bench Grade vs Composite Grade and Number of
               Composites, Low Grade Zone Included
Figure 6.41    Plant and North Model: Bench grade vs Composite Grade and Number of
               Composites, Low Grade Zone Excluded
Figure 6.42    Chujah South Model: Bench Grade vs Composite Grades and Number of
               Composites, Low Grade Zone Included
Figure 6.43    Chujah South Model: Bench Grade vs Composite Grade and Number of Composites,
               Low Grade Zone Excluded

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                 Page xiii


Figure 6.44    Buesichem Model: Bench Grade vs Composite Grade and Number of Composites

Figure 8.1     Bogoso Processing Plant Flow Sheet

                                              ASSOCIATED MINING CONSULTANTS LTD.
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1.0   INTRODUCTION AND TERMS OF REFERENCE

1.1   INTRODUCTION

The Bogoso concession is located in western Ghana some 35 km northwest of Tarkwa (Figure 1.1-in text following). Mining at Bogoso dates back to 1906 - 1913 when small scale mining was carried out. During the period 1936 to 1955, some 900,000 ounces of gold were extracted from the Marlu open pit and underground mine.

The Bogoso Gold Mine was put into production in 1991 by Billiton International Metals BV to exploit the oxide and sulfide reserves in and around the old Marlu mine using flotation, roasting and carbon in leach (CIL) technology. The roaster and flotation circuits were shut down in early 1994 as the sulfide resources could not be exploited economically. In November,1994, Gencor acquired the mine as part of the Billiton-Gencor merger and operated the mine until June, 1998 by exploiting the oxide resources. Gencor pulled out of the project in mid-1998 by selling its interest to the consortium of banks that had earlier provided project financing.

Golden Star Resources Ltd. (Golden Star) and Anvil Mining NL (Anvil) acquired 70% and 20% respectively of the shares of Bogoso Gold Limited (BGL) from the consortium of banks in a transaction completed on September 30, 1999. The remaining 10% of the shares is held by the Government of Ghana.

To date, approximately 1,100,000 ounces of gold have been recovered from the Bogoso Gold Mine. Oxide resources are near exhaustion so measures have been taken to extend the mine's life. A feasibility study is near completion on the addition of a bio-oxidation circuit to the Bogoso processing plant to treat sulfide resources and BGL have added oxide and non-refractory gold resources plus additional sulfide resources, by the acquisition of the Prestea property, which lies directly to the south of the Bogoso property.

Mining has been conducted on the Prestea for over 100 years, primarily as an underground operation with limited open pit mining. In recent times, near surface mining has been undertaken by illegal artisan miners known as galamseys. The Ghana Chamber of Mines has recorded that some 9,000,000 ounces of gold have been produced from the concessions since 1877.

During the period 1873 to 1965, the Prestea area was divided into several licenses operated by several different mining companies. In 1965 they were amalgamated into Prestea Goldfields Limited with effective 100% ownership by the Government of Ghana.

In 1994, Barnex, a public company and affiliate of JCI Limited, was granted a mining lease of about 129 km(2)2 over the Prestea area. The operating company was Barnex-Prestea who carried out a preliminary exploration program to identify and evaluate additional mineral resources within the area. In 1988,

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Western Areas Limited purchased JCI's 48% interest in Barnex and subsequently financed a drilling program and feasibility study for open pit operations. In September 1998, Barnex decided to close the underground operations, however, the staff and workers formed Prestea Gold Resources Limited (PGR) which has operated the mine since.

Following a number of transactions, described in detail in the report, Golden Star was granted a Mining Lease over the Prestea property on June 29, 2001, giving it the right to mine the surface down to 150 m below sea level. Mining of oxide ore from the Prestea property, for treatment in the existing Bogoso processing plant, started in November, 2001.

1.2   TERMS OF REFERENCE

Associated Mining Consultants Ltd. (AMCL) was retained by Golden Star Resources Ltd. (Golden Star) to provide an independent technical report in the form required by Canadian National Instrument 43-101.

The report was prepared to support announcements of new resource estimates resulting from the acquisition of the Barnex rights to the Prestea properties and a proposed sulfide project. It would also be used to support any prospectus to be filed with securities regulatory authorities.

1.3   UNITS

All units in this report generally conform to metric usage except where stated otherwise. Gold weight is presented in grams or Troy ounces (31.103477 g). Currencies are expressed in United States Dollars (US$).

1.4   SOURCES OF INFORMATION

The information contained in this report has been obtained from a number of sources:

- In June, 1999, AMCL prepared an Independent Engineering Report, conforming to National Instrument 43-101 Standards, at the time Golden Star acquired the Bogoso property. The authors of this report visited the Bogoso property during the period June 15-18, 1999.

- The authors of the report visited the Bogoso and Prestea properties during the period July 6-9, 2001. They examined documentation provided at the mine site by BGL, Golden Star, Barnex, and other external sources.

- On July 6, 2001, AMCL representatives witnessed the formal signing of the new mining lease for Prestea by BGL and the Government of Ghana.

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-     AMCL have had access to a number of documents concerning the Bogoso and
      Prestea properties. A list of documents examined is provided in Section 12, References.

- AMCL have been provided with a copy of the Feasibility Study on the Prestea property for Barnex prepared by Steffan Robertson and Kirsten
      (SRK) with JCI Capital Projects Ltd. being responsible for process design and associated capital cost estimates. AMCL have relied, to a large extent, on the contents of this study.

- AMCL have been provided with a copy of the Bogoso Sulfide Feasibility Study being prepared by BGL under the overall direction and responsibility of SRK. AMCL have relied, to a degree, on the contents of this study.

-     Historic cost data.

-     AMCL conducted interviews with the following personnel of Bogoso Gold
      Limited: Richard A. Gray, General Manager; Peter Claringbull, Mining Manager; Joe Mobilia, Commercial Manager; Henry Mensah Atahora, Metallurgical Manager; Dave Alexander, Mine Engineering Superintendent; Mitchell Wassel, Exploration Manager; as well as other management and support staff.

Discussions were also held with Mr. Peter Bradford, President and CEO of Golden Star Resources Ltd.

1.5   FIELD INVOLVEMENT

The authors are independent and have not been involved in any of the field work or operations undertaken on BGL and Prestea properties.

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                                 [MAP OF GHANA]


                                                         Figure 1.1 Location Map



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2.0   DISCLAIMER

The documents on which AMCL have relied have been prepared by internationally recognized engineering or consulting companies or major mining companies. In addition, data has been provided by Bogoso Gold Ltd. and Golden Star Resources Ltd. While we have relied on such data in the formulation of our report, we have also undertaken checks against historic performances on the properties to provide us with comfort that the data is reasonable.

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3.0   PROPERTY DESCRIPTION AND LOCATION

3.1   LOCATION, ACCESS AND INFRASTRUCTURE

The Bogoso-Prestea concession is located in the Ashanti Trend in the Western region of Ghana, which runs from Axim in the south to Konogo in the north, over a distance of some 240 km. It is located some 35 km north of Tarkwa (85 km north of the port of Takoradi) with good access roads and an established infrastructure. The property is some 360 km by road west of the capital, Accra, and 130 km by road from the port of Takoradi on the Atlantic coast. The Obuasi gold mine is located some 80 km north of the Bogoso property. A paved road from Takoradi to Kumasi runs down most of the length of the concession with the mining areas connected by gravel haul roads. The village of Bogoso is located at the junction of this road with a major east-west artery from Prestea to Enchi on the Cote D'Ivoire border. BGL has its own back-up power system (6.4 MW) to the national hydro-electric power grid to which it is connected.

3.2   TOPOGRAPHY AND CLIMATE

The project area is characterized by gently rolling hills incised by an extensive drainage network. The area is wet, with low-lying swampy areas. Extensive subsistence farming occurs throughout the area with plantain, pineapple, cocoanut, cassava, maize, yam and some oil palm and coffee being the principal crops. Much of the remaining primary jungle has been harvested for timber, although, a small remnant remains to the east in Kukom National Park

Ghana has a tropical climate with temperatures moderated by proximity to the Gulf of Guinea. Average temperatures range from 21(degree)C-32(degree)C with constant breezes and sunshine. Two distinct rainy seasons (March to July and September/October) are separated by a short dry season in August and a much longer dry season in the south from mid-October to March. Average rainfall in the south, near the project area, averages 2,030 mm.

3.3   HISTORY

3.3.1 Bogoso

The Bogoso property is located in an area of historic mining activity from small scale operations from the turn of the 20th century through to larger scale operations in the late 1930's.

The original Prospecting Licence was awarded to Denison Mines Limited in 1986. Denison formed a joint-venture with Sikaman Gold Resources Limited with minority shareholders, IFC and the Government of Ghana. was granted a Prospecting Licence covering 147.69 km(2)2 on May 12, 1986.

April of 1988, Billiton International Metals BV acquired Denison's share of Canadian Bogosu Resources Ltd. and the operating company name was changed to Billiton Bogosu Gold Ltd.

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The Bogoso Gold Mine was put into production in 1991 by Billiton International
Metals BV to exploit the oxide and sulfide reserves in and around the old Marlu mine using flotation, roasting and carbon in leach (CIL) technology. The roaster and flotation circuits were shut down in early 1994 as the sulfide resources could not be exploited economically. In November,1994, Gencor acquired the mine as part of the Billiton-Gencor merger and operated the mine until June, 1998 by exploiting the oxide resources. All exploration and resources development revenue was funded from Bogoso's operating cash flow. In November of 1994, Gencor Limited acquired the worldwide assets of Billiton and renamed the company Bogoso Gold Limited. In March, 1998 Gencor sold its interest in the Bogoso project to a consortium of its senior lenders.

Golden Star (70%) and Anvil Mining NL (30%) acquired the shares of BGL from the consortium in an acquisition completed on September 30, 1999. Golden Star acquired Anvil's interest in BGL in September 2001.

Since this change of ownership in 1999, BGL has continued to mine and process the remaining oxide and transition resources available on the property. The resources are currently near exhaustion. Accordingly BGL has pursued two strategies to prolong the life of the mine:

- acquisition of oxide and non-refractory primary resources from adjacent properties; and,

- study of methods to economically treat the significant sulfide resources available on the Bogoso property.

In September 2001, BGL completed the acquisition of the surface resources on the adjacent Prestea property and could start mining oxide ore within one month on the most northerly Buesichem pit. This provides time to complete a definitive feasibility study on the processing of the enlarged sulfide resources.

3.3.2 Prestea

Mining has been conducted at Prestea for over 100 years, primarily as an underground operation with limited open pit mining. In recent times, however, near-surface mining has been carried out almost exclusively by illegal artisan miners, known as galamseys. The Ghana Chamber of Mines has recorded that some nine million ounces of gold have been produced from the Prestea concession since 1877. This makes Prestea the second most productive gold mining area in the history of Ghana after Obuasi.

During the period from 1873 until 1965, the Prestea area was divided into several licences operated by as many different mining companies. In 1965, the post-independence government of Mr Nkrumah amalgamated these mining operations into Prestea Goldfields Limited (PGL) under the aegis of the State

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Gold Mining Corporation (SGMC), a company with the Government of Ghana as its sole shareholder. SGMC owned 90% of PGL with the Government of Ghana directly owning the remaining 10%.

Following this consolidation in 1965, production declined and the mines operated at a loss. In 1985, in an attempt to redress the situation, the Government of Ghana secured a loan in an amount of $925,00 from the International Development Agency of the World Bank to rehabilitate a portion of the mine. After three years of continuing losses, the Government decided to privatize the operation. Between 1988 and 1994, several companies looked at the operation including Gold Fields of South Africa (GFSA) and JCI Limited (JCI). GFSA chose not to pursue the project.

In 1993, JCI reviewed the project and agreed to start repairing the shaft on behalf of the Government under an agreement with SGMC and PGL known as the Shaft Repair Agreement. In 1994, JCI was selected by the Government of Ghana to develop the Prestea Project and a new agreement was made on September 13, 1994 between JCI, Barnex, PGL, SGMC and the Government of Ghana known as the Project Development Agreement (PDA). The agreement set out the terms under which Barnex had the right to acquire 90% of the Prestea property and assets and to conduct mining operations on the property. The Government of Ghana was entitled to a 10% free carried interest and the right to purchase up to 15% participating equity interest at any time within six months of the completion of a feasibility study at a price to be agreed between the parties.

To complete the Prestea acquisition, Barnex was required to complete a five-phase work program including, due diligence, preliminary exploration and mining management, advanced exploration, feasibility study and mine establishment and to make payment to the Government of Ghana at defined milestones.

On October 13, 1994, Barnex was granted a Mining Lease of about 129 km(2)2 over the Prestea area despite not completing all the requirements of the PDA. The lease excluded the right to mine dumps, tailings and other mining waste materials within the lease area, which was granted to Prestea Sankofa Limited as a separate lease which runs until May 11, 2002.

In September 1995, The government of Ghana, JCI and Barnex entered into an agreement in which the Government agreed to loan Barnex Prestea the sum of $925,000 to repair the Central Shaft. The loans were to be repaid from future profits from the property.

Following the shaft repairs and a due diligence review, the Main Agreement was signed between the parties. The agreement allowed for the assignment of the Prestea assets to Barnex Prestea (excluding the Prestea concession) and the assumption by Barnex Prestea of the management of the existing mining operations. The Main Agreement also provided for the deferment of all royalties payable with respect to the existing mine until the earlier of (a) five years from the date on which Barnex took over Prestea's existing mining operations and
(b) Barnex's election to proceed with a new mining project on the property.

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The Main Contract provided that neither Barnex nor Barnex Prestea would have any liabilities for financial, legal, contractual, employment, environmental or any other matter arising out of the operations at Prestea prior to management take-over.

In November 1996, JCI, Barnex and Barnex Prestea entered into a five year management contract under which JCI was appointed to manage the work program and Prestea's existing mine.

During 1997 and 1998 Barnex conducted a preliminary and advanced work program on the Prestea property and elected to start a feasibility study to develop the properties.

In July 1998, Western Areas Limited, a member of the JCI group of companies, purchased JCI's 49% holding in Barnex and assumed all of JCI's rights and obligations. As the result of a rights offering to fund the feasibility study and other works, Western Areas increased it's holding to approximately 88% in Barnex.

Barnex decided to close the underground mine in September 1998 because of continuing operating losses. Following the closure, the local Mine Workers Union and the PGL Senior Staff Association formed a corporate entity called Prestea Gold Resources Limited (PGR) and carried on operations in the underground workings.

In October 1998, Western Areas commissioned Steffen Robertson & Kirsten (SRK) to conduct a comprehensive feasibility study into the potential for economic open pit mining on the property, with JCI Capital Projects as sub-contractors to take responsibility for the process, infrastructure and costing aspects of the engineering design. An initial pre-feasibility study was completed, which gave positive net present values at zero interest rates. Barnex decided not to proceed with the second stage of the feasibility and chose to sell its interest in the project.

In December, 1998, PGR and the Government entered into an agreement under which PGR was granted the right to explore, develop, mine and produce gold at the existing underground mining operations for six months and also the right to use the existing mill facility for the same period. Barnex, while retaining the rights, had no objection to PGR managing the underground mine for this limited period.

PGR are restricted from working above the sixth level, approximately 190 m below surface except for areas between the Alpha and Central Shafts where it could operate up to the second level (approximately 50 m below surface). The sub-lease expired in 1999 but PGR have continued to operate the mine.

In August 2000, Golden Star, Barnex and Western Areas entered into a letter of intent under which Golden Star would acquire the rights to the Prestea concession from Barnex. However, in November, 2000, the Government of Ghana granted a 15 year mining lease over the whole of the Prestea concession to PGR after having cancelled the mining lease and other agreements with Barnex related to the property.

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Under an agreement reached with PGR on May 21, 2001, the mining lease granted to
PGR would be surrendered. Golden Star and PGR then made application to the Government for the granting of two new mining leases, a surface mining lease to a depth of 150 m below sea level in favour of Golden Star and an underground mining lease below a depth of 150 m below sea level in favour of PGR. In a second transaction, Golden Star acquired all of the Barnex rights to the Prestea property.

On June 29, 2001, Golden Star was granted a Mining Lease over the Prestea property.

3.4   TITLE OF BOGOSO PROPERTY

Ownership of the Bogoso Mine operating company has changed several times over the history of the project. The original Prospecting Licence was awarded to Denison Mines Limited in 1986. Denison formed a joint-venture with Sikaman Gold Resources Limited with minority shareholders, IFC and the Government of Ghana.

Canadian Bogosu Resources Ltd. was granted Prospecting Licence SDI 779A/86 covering 147.69 km(2) on May 12, 1986. Prospecting licences are valid for a three year initial term followed by a two year extension. Further extensions are available provided the property continues to be explored. AMCL confirmed that the Prospecting Licence is in good standing at the date of this report.

On August 21, 1987 Mining Licence WR348A/87 covering 50 km(2) was granted within the area of the Prospecting Licence. Approximate co-ordinates provided within the Licence document are:

                        Latitude 5(degree) 32' 30" North
                        Latitude 5(degree) 37' 30" North
                        Longitude 2(degree) 05' 30" West
                        Longitude 1(degree) 58' 30" West

On August 16, 1988 a second Mining Licence, WR368/88, covering an additional 45 km(2) within the Prospecting Licence. Approximate co-ordinates provided within the Licence document are:

                        Latitude 5(degree) 28' North
                        Latitude 5(degree) 38' North
                        Longitude 1(degree) 58' West
                        Longitude 2(degree) 07' West

Mining Licences are valid for thirty years and may be extended. The title documents acknowledge the change of ownership to BGL. AMCL has not conducted a full legal due diligence on the validity of the mining licences, however, we have no reason to believe that they are not in good standing. Receipts for annual fees paid to the Government of Ghana are included within the file at site.

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A 3% royalty on the gross revenue from the gold produced is payable to the
Internal Revenue Service of Ghana.

In April of 1988, Billiton International Metals BV acquired Denison's share and the operating company name was changed to Billiton Bogosu Gold Ltd. (variations in spelling of the name of the village of Bogoso is reflected in the various corporate names).

The Bogoso Gold Mine was put into production in 1991 by Billiton International Metals BV to exploit the oxide and sulfide reserves in and around the old Marlu mine using flotation, roasting and carbon in leach (CIL) technology. The roaster and flotation circuits were shut down in early 1994 as the sulfide resources could not be exploited economically. In November,1994, Gencor acquired the mine as part of the Billiton-Gencor merger and operated the mine until June, 1998 by exploiting the oxide resources. All exploration and resources development revenue was funded from Bogoso's operating cash flow. In November of 1994, Gencor Limited acquired the worldwide assets of Billiton. In March, 1998 Gencor relinquished its' interests to the senior lenders. The transaction left around $34 million of debts outstanding to the consortium of lenders.

The consortium of banks, which now held 82% of the BGL shares, included the International Finance Corporation (IFC), Credit Lyonnaise, Sumitomo Bank, Ecobank Transnational Inc., Societe Generale, Bank Austria, Bank International $ Luxembourg, DS (Belgium) Finance N.V./S.A., and Deutsche Bank. In addition the IFC hold 8% of BGL shares while 10% of the shares are held by the Government of Ghana.

In September 1998, the consortium of banks engaged Deutsche Bank, London, to dispose of the banks and IFC shares on an external debt free basis. In May 1999, the IFC announced that the bid by Golden Star Resources Ltd. (Golden Star) and Anvil Mining NL (Anvil) had been accepted subject to approval of the Boards of Directors of IFC and Deutsche Bank, Germany. Golden Star and Anvil would hold equity interests of 70% and 20%, respectively, in BGL with the Government of Ghana retaining its 10% equity interest. Golden Star and Anvil would acquire 78% and 22% of the $34 million debt, respectively, and as a result, BGL would have no external bank debt other than the debt acquired by Golden Star and Anvil.

The IFC would receive US$5 million as a deferred payment, payable on the first anniversary of the commencement of commercial mining of the sulfide resources as part of a new sulfide project. This is under negotiation at the time of writing of the report.

On September 6, 2001 Golden Star acquired all of Anvil's interests in Bogoso increasing its equity interest to 90%. Golden Star issued 3,000,000 common shares at a deemed price of US$0.40/share in exchange for Anvil's 20% shareholding in Bogoso and Anvil's 22.2% interest in the approximate US$28 million in debt owed by Bogoso to Anvil and Golden Star.

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Shareholder debt at the end of 2001 is forecast to be US$33.8 million which will include interest accruals and new advances to assist with the Prestea acquisition.

3.5   TITLE OF PRESTEA PROPERTY

Acquisition of the Prestea property which is directly to the south of, and adjoins, the Bogoso concession was a complex transaction involving separate Agreements with Barnato Exploration Limited (Barnex), Prestea Gold Resources Ltd. (PGR) and the Government of Ghana.

Barnex is 88.7% owned by Western Areas Limited.

PGR is a Ghanaian company that was formed in 1998 by the ex-employees of Barnex with the intent of continuing to operate the 100 year-old underground mine at Prestea after Barnex had decided to close the mine in late 1998. PGR is a subsidiary of the State Gold Mining Corporation (SMGC) with SMGC holding a 90% interest. The remaining 10% is held by the Government of Ghana. SMGC administers both its own share in PGR as well as the Governments. SMGC is wholly owned by the Government of Ghana. PGR initially obtained a six-month "sub-lease", that was subordinate to the mining lease over the Prestea concession that was held by Barnex. On November 1, 2000, following the decision by government to abrogate Barnex's rights to the Prestea concession, government granted PGR a new mining lease over the Prestea concession for a period of 15 years. This decision was disputed by Barnex.

On May 21, 2001 Golden Star reached an Agreement with PGR in which PGR agreed to surrender the mining lease and that application would be made to the Government of Ghana for the issuance of two new mining leases. This would be comprised of a surface mining lease in favour of Golden Star and an underground lease below 200 m in vertical depth (150 m below sea level) in favour of PGR.

The Agreement required Golden Star to negotiate with Barnex to arrive at a commercial settlement of their claims arising from the abrogation of their mining rights on October 25, 2000. Golden Star would pay an option payment of US$2.1 million to PGR on closing which gives Golden Star the right, but not the obligation, to make a further payment of US$1.9 million to acquire a 35% interest in PGR and the right to manage the underground mine. The Agreement includes broad provisions for the mitigation of impacts to the underground mine infrastructure that may be impacted by surface mining activities.

On June 7, 2001 in Letter from the Minister of Mines, the Government of Ghana indicated its approval for the transaction between Golden Star and PGR. Also on June 7, 2001 PGR applied to the Minister of Mines by letter for a certificate of surrender of its mining lease over the Prestea concession.

Golden Star signed a Letter of Intent (LOI) in August of 2000 to acquire the Barnex rights and obligations in Prestea for a total consideration of US$12 million. The LOI expired with the abrogation of the Barnex rights on October 25, 2000.

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On June 22, 2001 Golden Star announced that it entered into a binding Agreement with Barnex to acquire all of its rights, claims and obligations related to the Prestea Property. The purchase consideration consists of US$2.0 million, payable at closing, by delivery of 3,333,333 shares of Golden Star at a deemed price of US$0.60/share and 1,333,333 warrants to subscribe for Golden Star shares at an exercise price of US$0.70 for a period of three years. The Agreement also involves a gold production royalty on the first 1,000,000 ounces produced from the Bogoso or Prestea concessions.

The royalty is paid quarterly and varies with the price of gold as follows:

AVERAGE SPOT PRICE OF GOLD  ROYALTY RATE
           (US$)              (US$/OZ)
----------------------------------------
             <260                  6
----------------------------------------
        >=260<270                7.2
----------------------------------------
        >=270<280                8.4
----------------------------------------
        >=280<290                9.6
----------------------------------------
        >=290<300               10.8
----------------------------------------
        >=300<310                 12
----------------------------------------
        >=310<320               13.2
----------------------------------------
        >=320<330               14.4
----------------------------------------
        >=330<340               15.6
----------------------------------------
            >=340               16.8
----------------------------------------

On August 06, 2001 representatives of the Government of Ghana, PGR and Golden Star attended a ceremony in Accra, Ghana at which Dr. Kwaku Afriye, Minister of Lands, Forestry and Mines formally signed the new mining lease with Bogoso Gold Limited. Representatives of AMCL attended at the ceremony as witnesses.

This represents formal acceptance by the Ghanaian Government of the transactions between Golden Star and PGR, and Golden Star and Barnex. Approval of the Reserve Bank of South Africa and Barnex shareholders has also been received and the deal closed in escrow on September 11, 2001.

The terms of the current mining lease requires payment of US$30,000 to the Ghanaian Government on signing and the payment of an annual rental of
(cent)5,000/km(2).

The mining lease excludes certain dumps, tailings, calcines and other mining derived materials. These materials were granted to Prestea Sankofa Ltd. in a Mining Lease dated May 12, 1994 valid through May 11, 2002. Prestea Sankofa is a joint-venture between Samax Ltd., the Ghana National Petroleum

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Corporation and the State of Ghana and has the right to mine "...dumps or deposits of tailings, calcines, and other waste materials including derived materials, alluvials and elluvials occurring above the original land surface..." within the areas demarcated within the lease. Prestea Sankofa operates a small mobile CIL plant and was observed excavating material in the vicinity of the Buesichem deposit.

Two possible areas of conflict with the known extent of the Mining Lease exist. Some 50 km to the north of Prestea in the Twofoo area a small area held by Prestea Goldfields Ltd. was transferred to Cluff Mining (now owned by Ashanti Goldfields) in error. Exploration has not been successful and this may prove to be of no consequence. The southern boundary of the Bogoso concession overlaps the Buesichem concession of Prestea Goldfields. As the ownership of the two concessions has been consolidated this represents no problem.

A copy of the Mining Lease is attached as Appendix A.

AMCL has not obtained a legal opinion of title, however, we are satisfied that the issuance of the mining lease conforms to Ghanaian law.

3.6   GHANAIAN MINING LAW

The following laws and regulations govern mining in Ghana:

-     Minerals and Mining Law, 1986 (PNDCL 153),

-     Minerals and Mining Law (Amendment), 1994 (Act 475),

-     The Minerals Commission Law, 1986 (PNDCL 154),

-     The Small Scale Mining Law,

-     Minerals Royalties Regulations, 1987 (L.I. 1349), and;

-     The Additional Profits Tax Law, 1982 (PNDCL 122).

The Government has a 10% non-participating interest in all exploration and mining ventures with the right to purchase an additional 20% equity interest in the mining venture at a fair market price.

Royalties of 3%-12% of mineral revenue are paid to the Government. Companies may export gold to any foreign refiner upon approval of the Government. The Government has a pre-emptive right to purchase the gold production at fair market value, although, this right has never been exercised.

Offshore foreign currency retention accounts for the receipt of foreign currency including the proceeds from gold production are permitted. Funds in the account must be utilized in the following order:

-     Operating costs, including royalties and management fees,

-     interest in respect of senior debt,

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-     interest in respect of subordinate debt and/or claims approved by
      Government,

-     tax,

- redemption payments with reference to senior debt, subordinate debt or approved claims, and;

- ordinary dividends to shareholders in accordance with shareholder's respective equity interests.

A surplus in the account may be used for permitted investments. Copies of the monthly statements of the account are to be submitted to the Central Bank within fifteen business days of the end of each month.

Corporate tax is currently 32.5%, although, no tax is due until capital debt has been repaid. Capital expenditures can be written-off, up to 75% in the first year and 50% off the declining balance in subsequent years. An investment allowance of 5% is permitted, annually.

The Minerals and Mining (Amendment), 1994 reduced corporate taxes from 45% to 35% and subsequently to 32.5%. As well the Act introduced the concept of "Golden Shares" whereby the Government (in addition to their mandated 10% interest) is empowered to acquire a special share in the joint-operating company for no consideration. The actuality is that the Ghanaian Government has expressed an interest in possibly divesting itself of its' equity interest in certain mining projects. This Act fundamentally changes the definition of a mining company and provides for up to four classes of shareholder controllers.

The Act imposes closer Government control on mining operations and a waiting period on the ratification of large-scale transactions.

Three forms of mineral land tenure are recognized:

- Reconnaissance Licence: entitles the holder to search for specified minerals by geochemical, geophysical and geological means. It does not permit drilling, excavation or other physical activities on land, except where such activity is specifically permitted by the Licence. It is normally granted for twelve months and may be renewed. In practice the duration is negotiable and related to the extent of the proposed reconnaissance program.

- Prospecting Licence: entitles the holder to search for specified minerals for three years in an area covering at most 150 km(2)2, but this size limit can be exceeded at the discretion of the Government. A Prospecting Licence is renewable for two years with a reduction in area.

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-     Mining Lease: entitles the holder to extract minerals. A Lease is granted for thirty years over a maximum area of 50 km(2), or, where a holder has more than one lease an aggregate of 150 km(2). These limits are negotiable.

The holder of mineral land tenure does not automatically obtain ownership of surface rights. A number of timber concessions are present in the lease area.


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4.0   GEOLOGICAL SETTING

4.1   REGIONAL GEOLOGY

The Bogoso gold mine and Prestea concession are located along a prominent north-east trending regional shear zone (the Ashanti Trend) that extends for over 240 km within the Man shield of the West African Craton. Lower Proterozic sedimentary and volcaniclastic rocks of the Birimian Supergroup and Tarkwaian Group are important hosts for gold. The Ashanti Trend hosts the principal gold deposits of the Ghana gold belt and is closely aligned with a major thrust fault (later re-activated with sinistral wrench movement) which separates the meta-sedimentary and meta-volcanic units of the Birimian and the clastic rocks of the Tarkwaian.

The Birimian comprises an assemblage of turbiditic sedimentary (phyllites, schists and greywackes), and volcaniclastic rocks deposited in shallow marine basins (Lower Birimian) separated by a sub-parallel series of north-east trending volcanic belts (Upper Birimian). The transition between volcanic belts and sedimentary basins is marked by chemical sediments including cherts, manganese and carbon-rich sediments. Conventional thinking, based on relative stratigraphic position, suggested that the volcanic suites overlay the Lower Birimian. Recent radiometric work suggests that, in fact, that the volcanic rocks are 50 Ma-60 Ma older than the sedimentary sequences and may have been thrust faulted into their present position.

It is most likely that the Upper and Lower Birimian represent coeval, lateral facies, equivalents separated by transition zones containing chemical sediments.

A primarily thermal event result in regional metamorphism of the Birimian and Tarkwaian rocks. The Eburnean tectono-thermal event has been interpreted as occurring as a period of Birimian volcanic eruption, intrusion of granitoids and a period of metamorphism, uplift and erosion (Eburnean 1; 2240 Ma-2150 Ma) followed by regional metamorphism of both the Birimian Supergroup and Tarkwa Group rocks with further intrusive activity (Eburnean 2; 2150 Ma-2130 Ma). Emplacement of sub-volcanic plutons such as occurred in the Eburnean tectono-thermal event around 2.1 billion years ago may have contributed to the formation of late, discordant epigenetic veins, vein systems and stockworks in the Birimian.

Tarkwaian fluvial molasse sediments, principally, conglomerates (which host major gold deposits elsewhere in Ghana) are likely derived from erosion of the Birimian rocks which resulted in palaeo-placers similar to the Witwatersrand Basin of South Africa. Recent radiometric data suggests Tarkwaian deposition in an inter-montane graben was separated from the last Birimian volcaniclastic episode by a short period of extensional tectonism and block-faulting.

Gold deposits within the Birimian include Prestea (Prestea Gold Resources Ltd.), Bogoso (Golden Star), Obuasi (Ashanti), Ayanfuri, Amansie, Yamfo and Konongo.

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Gold deposits within the Tarkwaian include Teberebie, Abosso, Tarkwa, Iduapriem and Akyempim. A zone of oxidation occurs from the tops of low hills down to the valley floor. A transition zone approximately 20 m thick overlies the sulfide mineralization. Gold production has largely been from the oxide ores and identified reserves are limited.

Figure 4.1 (Map Pocket at rear) is an illustration of the general geological setting of the Bogoso-Prestea Concession.

4.2   STRUCTURAL SETTING

Gold mineralization in the Birimian rocks of Ghana are concentrated along four, parallel corridors (greenstone belts), 10 km-15 km in width and several hundred kilometres in length. A fifth belt of gold mineralization is represented by the Tarkwaian rocks. Regional scale deformation was dominated by folding and thrusting focussed at the boundary of the volcanic belts and sedimentary basins.

Within the Birimian and Tarkwaian, NW-SE (principal maximum stress +/-100(degree)) compression or shortening is related to a single, long-lived progressive deformation event resulting in north-east tending westerly dipping (30(degree)-60(degree)) thrusts such as the Axim-Konongo thrust along which occur the Prestea deposits. These faults were subsequently re-activated on a local scale as sinistral strike-slip faults which control the presence and distribution of the mineralization at Prestea.

Deformation involved Birimian, Tarkwaian and early intrusives resulting in a thrusted and folded orogenic belt. Imbricate slices of metavolcanics occur within the central structural corridor. A lower stress regime further away form the volcanic-sedimentary contact has resulted in broad open folding dominating the Tarkwa Group.

The thrusts were reactivated during a change in the principal stress direction resulting in sinistral wrench faulting. Dextral relaxation structures have been noted. Gold appears to have been emplaced during a period of sinistral movement.

4.3   LOCAL AND PROPERTY GEOLOGY

4.3.1 Bogoso

In the Bogoso area the Ashanti trend structural discontinuity is referred to as the central structural corridor or central fault zone. This passes through the centre of the concession and gold mineralization occurs along the 18.5 km strike length.

The central structural corridor separates the Birimian structural domain in the west from the Tarkwaian structural domain in the east with both suites hosting an anastomosing network of faults and imbricate fault

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slices. The Tarkwaian rocks are not considered to be prospective for gold mineralization in the Bogoso area.

The most intense faulting occurs along the western edge of the central structural corridor and is referred to as the Main Crush Zone (MCZ). The MCZ varies in width from 1,000 m to 2,500 m with major gold deposits occurring at bends or junctions within the fault system. The fault system is dominated by early thrusting which resulted from northwest-southeast compression. The fault was later re-activated and appears to have undergone sinistral wrench type movement. Numerous interlocking splays occur within the MCZ. 90% of gold production to date has come from the MCZ. Mineralized splay structures outside of the MCZ have been identified but there has been little exploration of these targets to date.

Gold occurs in two primary ore types; principally, as refractory sulfide ores in the host rocks where arsenopyrite is the main ore mineral (sub-types of this include; graphitic shear zones, siliceous ores, carbonate alteration zones and wall rock hosts), and, as quartz+/-sulfide+/-carbonate veins (limited to the Bogoso North area) with free-milling gold. Both quartz veins and sulfide ores are restricted or confined to structures that cross-cut pre-existing foliations in the rock fabric. The quartz veins are probably younger than the gold-bearing arsenopyrite.

A number of gold deposits have been delineated on the Bogoso Concession. The principal deposits from south to north are: Chujah South, Chujah Main, Chujah (Stage 3), Chujah North, Dumasi, Dumasi North (Nankafa), Marlu and Bogoso North. Oxide resources have largely been exhausted on the property and the resource base, while substantial, is limited to generally, refractory sulfides.

All of the deposits are open at depth. Figure 4.2 (at rear of this section) is a cartoon showing the relationship of the various Bogoso sulfide ore bodies.

Mineralization in the Chujah South deposit is associated with two moderate to steeply dipping structures, the Chujah footwall fault which runs sub-parallel to the main crush zone and an easterly trending splay which intersects the bounding fault with the Tarkwaian (Chujah fault). Mineralization is associated with the intersection of these structures and minor northeast trending faults. A series of westerly dipping faults host oxide mineralization. Faulting in Chujah South is extremely complex and controlled by fault bounded volcanic bodies.

The Chujah Main and Chujah (Stage 3) deposits are separated by a thinning or pinching out of the main crush zone mineralization. Gold is associated with finely disseminated pyrite and arsenopyrite. Increased gold grade is associated with an increased concentration of arsenopyrite. Sulfides in the Chujah Main deposit have been mined prior to the closure of the roaster. Gold in both deposits is associated with graphitic mylonites and carbonate alteration. A substantial portion of the known sulfide resources occur in the Chujah deposits. A small satellite orebody, Chujah North also contains a small gold resource base.

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At Dumasi, gold is also hosted in graphitic mylonites and carbonate altered rock. The deposit is associated with a sinistral flexure in the main crush zone and hanging wall and footwall splays. The deposit is approximately 380 m along strike, 30 m-35 m wide and tested to 100 m in depth. The dips are gentler than those at Chujah with the gold grade being slightly lower.

The Dumasi North deposit (Nankafa) is 400 m along strike 30 m-70 m perpendicular to strike and drilled to a vertical depth of 200 m. The Dumasi deposits also account for a substantial proportion of the gold resources on the Bogoso concessions.

The Marlu deposit has been the site of over 100 years of mining by both underground and open-pit methods. Higher grades are associated with sporadic quartz veins and graphitic mylonite. The deposit is approximately 450 m along strike and 15 m-25 m in width and untested at depth. The deposit dies out northward in a low grade graphitic fault zone and opens up in the Bogoso North deposit

At Bogoso North two splays of the main crush zone, a graphitic footwall structure and a silicified, quartz vein dominated hanging wall structure extend for 500 m along strike. Quartz vein mineralization is associated with higher gold grades of 5 g/t-15 g/t. Gold is associated with abundant arsenopyrite.

4.3.2 Prestea

Gold mineralization on the Prestea Concession has been delineated in three bodies, Buesichem (in the north adjoining the Bogoso concession), North Shaft-Plant and Beta Boundary. Figure 4.3 (in Map Pocket at rear) is a satellite image of the Prestea Concession illustrating the major geographic features of the area.

The Buesichem deposit is very similar to that of the Bogoso concession to the north. Mineralization is hosted in an extensively sheared package of greywackes, turbidites and phyllites. The mineralization is associated with wall rock alteration and mylonitic structures with 70% of the gold considered to be refractory. The ore body is steeply dipping (70(degree)) and plunges to the south-southwest. As with Bogoso much of the gold is occluded in arsenopyrite or arsenian pyrite and much of the sulfide resource is considered to be refractory. Gold occurrences in the Buesichem deposit are different from the other Prestea deposits to the south having unique textures as a result of the extensive cataclastic nature of the rocks.

The North Shaft-Plant and Beta Boundary deposits as well as the southern Brumasi gold occurrence are associated with a left-hand flexure (concave westwards) which has resulted in a major dilational zone along the Axim-Konongo fault belt.

The North Shaft-Plant deposit mineralization is associated with the boundary between greywackes (and carbonaceous phyllites) in the west and metavolcanics in the east. Rock units have been juxtaposed by faulting. There are three discrete, continuous, laminated quartz veins referred to as the Westreef (hanging-wall sequence), Mainreef and Eastreef (footwall sequence). These units pinch and swell along strike.

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The ore body strikes north-northeasterly and dips at 55(degree) to the northwest.

Up to 70% of the mineralization occurs as coarse (25 F-2,000 F), free gold within quartz veins. The remainder of the gold is associated with altered wall rocks with the gold occluded in arsenopyrite.The mineralization has good continuity along strike and down dip as evidenced by over 100 years of mining. A well developed oxide zone is present which may be amenable to open-cast bulk mining.

The Westreef is comprised of altered volcaniclastic tuffs, turbidites and greywackes. The Mainreef sequence occurs in intensely sheared carbonaceous phyllites with primary organic carbon and graphite which may be preg-robbing. The Eastreef is similar to the Westreef with the presence of faulted Tarkwaian units.

The North Shaft mineralization has a higher proportion of organic carbon in black marine shales.

Beta Boundary gold mineralization is hosted in silicified metavolcanics with the gold occurring in narrow quartz filled dilation zones, breccia zones and quartz vein stockworks in quartzites. The mineralization occurs as discrete lenses and lacks the continuity present in the North Shaft-Plant deposit. The Beta Boundary deposit was initially believed to have lower grades than the other Prestea deposits. However, this is not the case in the revised undiluted grade model although a large low-grade tonnage of sub-economic material has been delineated.

4.4   DEPOSIT TYPES

A multi-stage, multi-process hypothesis is necessary to explain the presence of gold mineralization within greenstone hosted gold lodes. Convective seawater circulation leached gold, silica and carbonates from the subsea tholeitic basalts which was passively discharged over large areas of the sea floor. In some places this discharge would result in pure chemical precipitates (low-grade auriferous exhalites) while in other areas, sediments or volcanic detritus would be deposited with the exhalites. These pre-enriched source rocks provided the source of gold during multiple stages of metamorphic remobilisation, re-deposition and further concentration. The host rocks are generally metamorphosed to greenschist facies or, occasionally to lower amphibolite facies in proximity to granitic intrusions.

Deposit models for disseminated gold mineralization in Precambrian shield greenstone terranes are dominated by metamorphic models. Two sub-types of the metamorphic model are described following:

Syngenetic gold may have originated by subsea hydrothermal processes with gold enriched solutions venting into basins and deposited with banded iron formations. Circulating seawater or heated meteoric waters may have provided the source fluids.

Alternatively, the gold may be epigenetic and its emplacement controlled by fluid/wall rock interactions. Gold and sulfide mineralization is generated by metamorphic devolatilization under greenschist facies

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conditions during prograde metamorphism. These conditions may concentrate fine grained carbon (possibly derived from algal mats) as can be seen in the carbonaceous phyllites present throughout the area.

Igneous derived hydrothermal processes associated with granitic complexes may co-incidently or subsequently remobilize the pre-concentrations of gold. Paragenetic studies (Mucke and Dzigbodi-Adjimah, 1994) at Obuasi and Prestea suggest that the mineralization may be of post-metamorphic origin.

Three types of gold-bearing orebodies have been identified along the Ashanti trend:

- Syngenetic disseminated sulfide types which are lithofacies controlled and may be regional in extent. Gold occurrences are associated with chemical sediments such as chert, manganese and carbon enriched sediments. The gold has been, locally, re-mobilized and or reconcentrated during multiple metamorphic events but has not been moved far from its vent source. Related to this are epigenetic disseminated sulfide types associated with the selvage of quartz veins.

- Quartz vein type of local, structurally controlled, epigenetic, gold occurrences. Gold-bearing fluids may have been generated during metamorphic devolatilization, however, fluid inclusion studies suggest that gold mineralization was emplaced at 250(degree)C-360(degree)C at pressures of 1 kb-4 kb (mesothermal conditions). Both igneous and metamorphic models (or a combination) could be invoked for this style of mineralization.

-     Supergene oxide ores.

Exploration approaches differ, one focussing on lithologies, the other on structural setting. Superposition of different genetic systems is likely. Although there is some evidence for mesothermal fluid circulation we believe that the majority of the gold has been concentrated by metamorphic devolatilization and has not been moved far from its primary depositional source in banded iron formations.

On a regional scale, Leube, et al (1990), suggested that gold mines along the Ashanti trend correlate with the occurrence of chemical sediments with lithological controls operating at this scale although structures clearly control mineralization in vein type mineralization.

Work at Obuasi strongly suggests that all major ore bodies of both quartz vein type and sulfide types are structurally controlled by fissure development and folding.

Golden Star's exploration consultants believe that there are strong structural controls on the location of gold mineralization in the Prestea area. Major deposits on the Ashanti trend are located in proximity to major fault zones where the contact between Birimian sedimentary and volcanic units is in tectonic contact with Tarkwa Group rocks. The gold deposits are located on large-scale duplex structures at convex westward (left hand flexures) of the main shear zone. Golden Star's exploration consultants also believe that

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mineralization was deposited late in the evolution of the fault belt under mesothermal conditions as fluids circulated through dilation zones at moderate pressure.

Weathering extends down to a depth of 40 m although local topography has an impact. 10 m-15m of secondary clay alteration overlie 25 m-30 m of saprolite development.

4.4.1 Alteration

Regional metamorphic assemblages include chlorite and epidote in the volcanic rocks and sericite within the Tarkwaian metasediments. Regional scale alteration includes carbonitisation, silicification, sulphidation and enrichment in titanium minerals such as rutile, leucoxene and sphene.

Four hydrothermal alteration types are associated with Birimian gold occurrences. Graphite is found along fault surfaces, silicification of wall rocks and discrete quartz veins along fractures and carbonate alteration with siderite and ankerite predominating. Early carbonate alteration and silicification is suggested to have played a role in ground preparation.

4.5   MINERALIZATION

The various styles of mineralization present on the Bogoso-Prestea concession suggest a complex genetic history involving both metamorphic devolatilization as well as, possibly, subsequent hydrothermal re-mobilization and deposition. There are distinct variations in the refractory nature of the sulfide ore along strike which can only be explained by multiple phases of mineralizing fluids.

4.5.1 Bogoso

Mineralization in the Bogoso area falls into four styles:

- Graphitic shear zone mineralization in graphitic mylonites. This hosts 60% of the gold mineralization at Bogoso which is associated with arsenian pyrite and arsenopyrite.

- Carbonate mineralization. Carbonate altered rocks associated with the margins of faulted volcanic rocks. The gold grade increases with increasing arsenopyrite and arsenian pyrite concentration. Quartz-ankerite veins in a stockwork style are frequently associated with higher gold grades. This hosts approximately 25% of the gold resource and is prevalent in the Dumasi deposit and Chujah South deposit.

- Silicified rocks with disseminated and semi-massive pyrite cut by a variable stockwork along the Chujah footwall fault. Gold grades may run from 0.5 g/t-25 g/t.

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-     Minor quartz veins occur at the Bogoso North deposit similar to that occurring to the south at Prestea. Visible gold is occasionally reported but the gold is usually associated with sulfides in close proximity to graphitic phyllites.

Primary gold mineralization occurs with +/- 1% arsenopyrite and +/- 5% pyrite with minor chalcopyrite, pyrrhotite, galena and sphalerite. Gold distribution is reported to be as follows: 44% free particulate gold, 10% particulate gold locked in sulfide grains (which can liberated by ultrafine grinding), 39% in solid solution in arsenopyrite and pyrite which can only be liberated by oxidation and 7% locked in silica.

As in Prestea, weathering of the primary ore has a significant impact on enhancing the recovery of the refractory ore. Oxidized ore contains very fine gold which has been liberated by weathering of the sulfides.

4.5.2 Prestea

A significant study of the mineral paragenesis at Prestea and Obuasi (Mucke and Dzigbodi-Adjimah, 1994) postulated that all sulfides, associated carbonates and native gold are post-metamorphic in origin. Disseminated sulfide mineralization in wall rocks is not restricted to a particular lithology but rather with shearing, fracturing and foliations adjacent to ore channels. High concentrations of gold also occur at the contact of the quartz ore body with the wall rock. A third style of mineralization suggests that pre-existing native gold, arsenopyrite and pyrite may have been re-concentrated by SiO2-rich solutions.

Post-metamorphic mineral assemblages appear to occur in various generations suggesting multiple phases of mineralization. Mobilizing and transporting gold during metamorphic devolatilization requires the presence of available sulphur sourced from pyrite which decomposes to pyrrhotite, releasing sulphur. Paragenetic studies suggest that pyrite concentrations are secondary and may have resulted from pyritization of the pyrrhotite.

The refractory nature of the mineralization changes from north to south through the Bogoso-Prestea area. As far south as Buesichem and the northern part of North Shaft-Plant the gold contained in the sulfide ore is frequently occluded with arsenopyrite, arsenian pyrite and possibly chalcopyrite. South of Buesichem as you approach the North Shaft-Plant deposits the nature of the mineralization changes with the gold continuing to be associated with arsenopyrite but not occluded by it.

Bogoso Gold Limited intends, initially, to exploit remaining oxide resources in the Buesichem Main and Buesichem South deposits. These will provide feed to the existing mill at Bogoso. Transition ore in the North Shaft-Plant area has, locally, shown some preg-robbing characteristics. This may be due to a variable content of organic carbon vs. graphite or the presence of other preg-robbing species. Further test work is being completed in this regard. The graphite vs. organic carbon suggests the possibility of carbon species being transported and concentrated by metamorphic or hydrothermal fluids and possibly providing a reducing environment suitable for gold deposition.

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The Buesichem deposit consists of quartz, pyrite, arsenopyrite, pyrrhotite, chalcopyrite and various iron oxides. The sulfide ore is considered to be refractory with a CIL recovery of 72%. Diagnostic leaching produced recoveries of 60%-70%. Other leach tests have shown higher recoveries of up to 96% suggesting a highly variable nature to the orebody. Gold occurs in the <63 u only. Preg-robbing characteristics have been identified as a result of the presence of antimony, selenium and telurium.

Mineralogical studies have identified undeformed sulfide grains suggesting a post-deformational age for the mineralization. Gold is predominantly fine-grained (1 F-30 F) with up to 40% occluded in arsenopyrite and arsenian-pyrite.

The North Shaft-Plant deposit consists of arsenopyrite, organic carbon, graphite and antimony. Up to 20% of the gold is fine and occluded by pyrite and chalcopyrite and galena. Arsenopyrite is ubiquitous and is usually less than 0.5% but can range as high as 1.5% of the ore body. Limited mineralogical work conducted on the North Shaft portion of the deposit suggests that the North Shaft portion of the deposit may be more refractory due to a higher content of black shale (up to 90%), and, also a higher content of bismuth, arsenic and antimony which may act as cyanicides. The gold appears to coarsen to the south into the Plant deposit. The North Shaft sulfides give diagnostic leach results of 66%-70% and would be considered moderately refractory.

In the Plant deposit tetrahedrite is usually associated with gold mineralization, sphalerite, galena and chalcopyrite. Gold is coarse grained ranging from 10 F-70 F in the footwall and 20 F-300 F in the Mainreef. Gold grains up to 4 mm have been observed in the Mainreef. High organic carbon and graphite contents occurs with high-grade gold in the Mainreef but the two do not appear to be related.

Diagnostic leach work on the southern Plant sulfides suggests recoveries of 77-80% with CIL providing optimum recoveries of 84%. 60%-70% of the gold may be amenable to recovery by gravity methods. Flotation will concentrate the sulfides as well as the organic carbon and graphite. Final gold recoveries have been estimated to be between 83%-90%.

Limited mineralogical work has been conducted on the Beta Boundary deposit. Examination of the oxide material suggests that free gold occurs in the < 63 F and 63 F-149 F fractions. Quartz is the dominant mineral forming up to 70%-75% of the ore body with sulfide minerals including pyrite, arsenopyrite, chalcopyrite and bornite. The ore does not appear to be refractory

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5.0   EXPLORATION

5.1   EXPLORATION PROGRAMS

Current exploration is focussed on delineating additional oxide resources at the Buesichem pit. 207 rotary air blast (RAB) drill holes have been completed since December, 2000. A 3,000 m reverse circulation (RC) drilling program commenced during the week of November 15, 2001. This program will be used to update the oxide resource statement.

A small RAB program has been completed on a soil geochemical anomaly at Brumasi north of the Ankobra River. This will be followed up by RC drilling upon completion of the Buesichem drilling program.

5.2   DRILLING

Barnex (Prestea) Limited, a subsidiary of JCI has an internal documented entitled Drill Sampling Protocol (dated November 2, 1998). This document is specific to the Prestea project and refers to approved drilling contractors, procedures for RC and diamond drilling, logging of chips and core, sample preparation on site, assays and laboratories, surveying, etc. AMCL is satisfied that the quality control procedures were routinely implemented and meet or exceed best practices within the exploration industry.

5.3   SAMPLE PREPARATION, ANALYSIS AND SECURITY

AMCL staff have reviewed BGL analytical protocols and quality control/quality assurance procedures on two separate occasions. BGL has a stated commitment to maintaining a high standard of quality in its analytical laboratory. BGL QA/QC procedures are designed to detect and address both gross errors and longer-term bias drift in assay results.

The following description of BGL routine quality control procedures is sourced directly from BGL's laboratory manual. AMCL has participated in assay procedures at the mine site laboratory and is satisfied that these procedures are routinely practiced.

5.3.1 Internal Controls

Routine quality assurance procedures include a random 1 in 20 (5%) re-split at the sample preparation stage, after crushing but prior to pulverization. These samples would be assayed on a subsequent fire run.

Quartz blasting of the pulverizer bowls and discs is used where there is the possibility of cross-contamination between sample suites. The quartz wash residue is retained and analyzed after every 20th sample along with clean quartz abrasive as a quartz blank.

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A normal fire-assay batch consists of 30 fusion pots comprised of 27 analytical samples, 1 repeat analytical sample, 1 blank and 1 standard. QA samples represent 16% of the fire-assay run. Plant process ore feed and residue samples are assayed in duplicate. Carbon samples are assayed in duplicate. Exploration samples with assay values reporting >2 ppm (g/t) are re-assayed from pulps.

All fire assays are completed by atomic absorption spectrometry (AAS). The AAS unit is calibrated once per shift or three times per day. New standards are prepared and checked every fourth day. All balances are checked daily. Calibrations on all solution dispensers are checked and reset on every shift.

All fusion pots returning assay values > 5 ppm are discarded at the beginning of every shift with new fusion pots used for all plant samples. Screening tests are performed randomly on selected samples every week. Pulverizer bowls and discs are inspected for wear and replacement.

5.3.2 External Controls

BGL standards are externally prepared with assay values determined by round robin assay between end-users. BGL takes part in two monthly round robin analyses, one organized by SGS Laboratories (Ghana) and the second by Performance Laboratories (Ghana).

Records of all control tools and checks are maintained and available for inspection. AMCL has audited the QA/QC procedures and is satisfied that they are utilized.

5.4   BOGOSO EXPLORATION TARGETS

Limited additional oxide potential remains to be identified in the Bogoso portion of the concession.

The sulfide potential remains untested along approximately 75% of the Main Crush Zone. SRK believes that additional sulfide resources may exist south of the Marlu pit. South of the Main Chujah pit sulfide potential exists down-dip from current oxide mining. In fact, drilling has not been completed below a significant proportion of the oxide pits.

5.5   PRESTEA EXPLORATION TARGETS

A number of soil geochemical anomalies remain to be explored such as at Brumasi, north of the Ankobra River and at Bondaye-Tuappim. A small RAB program has been completed with a follow-up RC program planned. The exploration target is oxide resources on topographic highs south of the Buesichem deposit towards the Ankobra River.

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6.0 MINERAL RESOURCE AND MINERAL RESERVE ESTIMATES

6.1 MINERAL RESOURCES

In 1999 SRK (Johannesburg) conducted a major review of BGL resource and reserve estimation procedures. SRK continues to assist BGL with geostatistical evaluation and modelling using Gemcom(R) software. As part of its' due diligence an AMCL sister company IMC (Australia) Pty. Ltd conducted an audit of the Gemcom(R) files used to produce the volumetric and grade estimations which form the basis of the resource statements. SRK and BGL addressed IMC's comments in the latest resource statement. A further evaluation of the revised models was undertaken by Mr. J. McCrea, P.Geo..

Sulfide resource estimates for the sulfide feasibility study on the Bogoso portion of the concession were based on 1,139 reverse circulation drill holes (35,251 m), 517 diamond drill holes (52,654 m) and 5,941 rotary air blast holes (137,677 m). Included in this total, 221 new drill holes totalling 24,450 m of which 8,187 m of HQ or PQ core. This includes 1,110 m of oriented core for geotechnical and hydrogeological modelling. Resource estimates on the Prestea portion of the concession are based on drilling by JCI. Barnex (Prestea) Limited, a subsidiary of JCI completed 1,003 drill holes totalling 88,331 m of diamond, reverse circulation and rotary air blast drilling between July 1995 and April 1999. This was comprised of 48,604 m of reverse circulation drilling, 36,915 m of diamond drilling and 2,813 m of rotary air blast drilling and resulted in 95,182 analytical samples.

6.1.1 Published Resource Estimations

The latest published resource statement (which is the subject of this report) reported by Golden Star on October 02, 2001 for the combined Bogoso-Prestea concession is as follows:

                                    TABLE 6.1
                           MEASURED MINERAL RESOURCES

--------------------------------------------------------------------------------
                                              GRADE        CONTAINED OUNCES
     MATERIAL              TONNES             (G/T)              (OZ)
--------------------------------------------------------------------------------
Oxide                       1029000           3.12               103,219
--------------------------------------------------------------------------------
Transition                   797000           3.43                87,891
--------------------------------------------------------------------------------
Sulfide                     1177000           3.62               136,986
--------------------------------------------------------------------------------
Refractory Sulfide          6767000           3.75               815,865
--------------------------------------------------------------------------------
TOTAL                     9,770,000           3.64             1,143,961
--------------------------------------------------------------------------------

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                                    TABLE 6.2
                           INDICATED MINERAL RESOURCES

--------------------------------------------------------------------------------
                                              GRADE        CONTAINED OUNCES
     MATERIAL                TONNES           (G/T)              (OZ)
--------------------------------------------------------------------------------
Oxide                         2747000         2.72             240,225
--------------------------------------------------------------------------------
Transition                    1495000         3.25             156,212
--------------------------------------------------------------------------------
Sulfide                       2775000         3.03             270,331
--------------------------------------------------------------------------------
Refractory Sulfide            3949000         3.11             394,856
--------------------------------------------------------------------------------
TOTAL                      10,966,000         3.01           1,061,624
--------------------------------------------------------------------------------

The total measured and indicated mineral resource for the Bogoso-Prestea concession is:

                          20,736,000 TONNES @ 3.31 g/t

for contained ounces of gold of 2,206,702.

The total measured and indicated mineral resource is equivalent to the mineralized material of American usage. As Golden Star is a reporting issuer in the United States it does not publically report inferred resources.

The resource statement was prepared under the supervision of Golden Star Qualified Person, Mr. S. Mitch Wasel. The cut-off grade was based on a gold price of US$300/oz and mining, processing costs and actual recoveries being achieved at Bogoso. No allowance has been made for mining dilution or mining loss and the estimate is therefore an in situ mineral resource.

Individual 1 m assay results have been subject to a top-cut set at the 97.5 percentile of the relevant database. The 1 m intervals are composited into 2 m intervals for geostatistical modelling using Kriging or inverse distance algorithms.

Approximately 90% of the samples were analyzed at external laboratories.

The global resource estimate is based on detailed geostatistical models for each deposit.

6.1.2 Re-evaluation of Resource Estimates

SRK completed a re-evaluation of the BGL-Prestea mineral resources during September/October 2001.

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The summary provided below is based on detailed work completed by SRK as part of the sulfide feasibility study and Prestea concession acquisition due diligence.

Prior to these new resource estimations, a geological re-evaluation of the Beta-Boundary resource was undertaken to evaluate what proportion of resources could be upgraded from the inferred category. Additional rotary air blast drilling (RAB) was completed on the Buesichem deposit to more fully evaluate the oxide resource potential, although, data from these wells has not yet been incorporated into the resource estimation. Depletion of oxide resources due to on-going mining activities was factored into the revised estimate.

All resource estimates are based on undiluted grades and therefore represent an in situ or "geological" resource estimate.

The revised mineral resource statement is presented below in Table 6.3.

                                    TABLE 6.3
                            BGL-SRK RESOURCE ESTIMATE

-----------------------------------------------------------------------------------------------------------------------------------
                         GRADE
                        CUT-OFF
   MATERIAL              (g/t)               MEASURED                         INDICATED                         INFERRED
-----------------------------------------------------------------------------------------------------------------------------------

                                              Grade    Contained                Grade    Contained               Grade    Contained
                                   Tonnage    (G/T)    Ounces Au   Tonnage      (g/t)    Ounces Au    Tonnage    (g/t)    Ounces Au
-----------------------------------------------------------------------------------------------------------------------------------
OXIDES                    >1.6    1,454,354    3.38      158,044   2,130,492     2.65      181,517     581,767    2.67       49,940
-----------------------------------------------------------------------------------------------------------------------------------
TRANSITION                >2.1      932,009    3.47      103,978   2,143,975     3.13      215,752     272,551    2.66       23,309
-----------------------------------------------------------------------------------------------------------------------------------
REFRACTORY
SULFIDE                   >2.1    6,739,245    4.07      881,853   4,512,053     3.19      462,760   3,963,525     2.9      369,548
-----------------------------------------------------------------------------------------------------------------------------------
NON-REFRACTORY
SULFIDE                   >1.6    2,657,850    3.29      281,136   4,638,036     2.82      420,508   1,290,208    2.54      105,362
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                           11,783,458    3.76    1,425,011  13,424,556     2.97    1,280,536   6,108,051    2.79      548,159
-----------------------------------------------------------------------------------------------------------------------------------

The total measured and indicated mineral resource for the Bogoso-Prestea concession is:

                           25,208,014 TONNES @ 3.34g/t

for contained ounces of gold of 2,705,547.

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The cut-off grade was based on a gold price of US$300/oz and mining, processing costs and actual recoveries being achieved at Bogoso. No allowance has been made for mining dilution or mining loss and the estimate is therefore an in situ mineral resource.

The revised resource estimation has more tonnes at a slightly higher grade than published in the October 02, 2001 press-release. In AMCL's opinion the revised resource estimate is reasonable. AMCL have reviewed both the geostatistical models and the volumetric and grade estimations and is satisfied that they are reasonable with minor comments in the discussion of each model.

6.2 MINERAL RESOURCES BY DEPOSIT

The summary resource estimate provided in Table 6.3 is based on detailed geostatistical models for each of several active or proposed pits. Table 6.4 provides a breakdown of resources by proposed or active pit. Cut-off grades were estimated using a US$300/oz gold price and approximate mining and processing costs and recoveries currently being achieved at the Bogoso plant. Refractory ore processing costs are derived from the sulfide feasibility study. Cut-off grades used are >1.6 g/t gold for oxides, >2.1 g/t gold for transition material and >2.1 g/t gold for fresh (sulfide) material. In Plant-North and Beta Boundary a cut-off of >1.6 g/t gold was used for fresh (sulfide) material due to its non-refractory nature. A discussion of the calculation methodology for each pit follows. The Beta -Boundary and Plant-North models initially incorporated dilution due to the use of a percentage rock type model. At the request of AMCL the resource estimates are in situ or "geological".

                                    TABLE 6.4
            BGL - PRESTEA TOTAL - RESOURCES - AS OF NOVEMBER 5, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                     MEASURED                        INDICATED                     INFERRED
                                            ----------------------------------------------------------------------------------------
                                GRADE                 GRADE      OUNCES                GRADE      OUNCES             GRADE    OUNCES
    DEPOSIT       MATERIAL     CUT-OFF      TONNAGE   g/t Au       Au      TONNAGE     g/t Au       Au      TONNAGE  g/t Au     Au
------------------------------------------------------------------------------------------------------------------------------------
CHUJAH SOUTH     Oxides      >1.6 g/t Au      47,334   3.93       5,981     121,291    2.63       10,256     16,899  2.32      1,260
------------------------------------------------------------------------------------------------------------------------------------
                 Transition  >2.1 g/t Au     129,775   3.61      15,062     199,499     3.3       21,166     16,515   2.8      1,487
------------------------------------------------------------------------------------------------------------------------------------
                 Fresh       >2.1 g/t Au     334,309   3.84      41,273     426,653    3.33       45,678    800,104   3.3     84,889
------------------------------------------------------------------------------------------------------------------------------------
CHUJAH DUMASI    Oxides      >1.6 g/t Au     141,563   2.99      13,609     157,705     2.5       12,676     37,569  1.81      2,186
------------------------------------------------------------------------------------------------------------------------------------
                 Transition  >2.1 g/t Au     418,147   3.38      45,440     269,561    2.88       24,960     71,965  2.95      6,825
------------------------------------------------------------------------------------------------------------------------------------
                 Fresh       >2.1 g/t Au   4,934,937   4.13     655,273   1,206,358    3.24      125,664  2,270,815  2.84    207,344
------------------------------------------------------------------------------------------------------------------------------------
BOGOSO NORTH     Oxides      >1.6 g/t Au           0      0           0     100,524    3.39       10,956      8,788  3.32        938
------------------------------------------------------------------------------------------------------------------------------------
                 Transition  >2.1 g/t Au           0      0           0     372,880    3.69       44,237        496  2.87         46
------------------------------------------------------------------------------------------------------------------------------------
                 Fresh       >2.1 g/t Au     843,074   4.29     116,282     551,717    3.72       65,986     51,181  3.28      5,397
------------------------------------------------------------------------------------------------------------------------------------
BETA-BOUNDARY    Oxides      >1.6 g/t Au           0      0           0   1,327,294    2.54      108,391    405,636  2.79     36,386
------------------------------------------------------------------------------------------------------------------------------------
                 Transition  >1.6 g/t Au           0      0           0     628,553    3.07       62,040     94,202  2.11      6,390
------------------------------------------------------------------------------------------------------------------------------------
                 Fresh       >1.6 g/t Au           0      0           0   4,139,734    2.81      373,998  1,234,275  2.54    100,794
------------------------------------------------------------------------------------------------------------------------------------
PLANT NORTH      Oxides      >1.6 g/t Au     969,835   3.65     113,810     148,760    3.05       14,587     10,940  1.95        686
------------------------------------------------------------------------------------------------------------------------------------
                 Transition  >2.1 g/t Au     242,313   3.42      26,644      54,020    2.63        4,568      8,523  2.15        589
------------------------------------------------------------------------------------------------------------------------------------
                 Fresh       >1.6 g/t Au   2,657,850   3.29     281,136     498,302    2.97       47,582     55,933  2.58      4,640
------------------------------------------------------------------------------------------------------------------------------------
BUESICHEM        Oxides      >1.6 g/t Au     295,622   2.58      24,522     274,918    2.76       24,395    101,935  2.59      8,488
------------------------------------------------------------------------------------------------------------------------------------
                 Transition  >2.1 g/t Au     141,774   3.46      15,771     619,462    2.96       58,952     80,850  3.08      8,006
------------------------------------------------------------------------------------------------------------------------------------
                 Fresh       >2.1 g/t Au     626,925   3.40      68,531   2,327,325      3       224,476    841,425  2.65     71,689
------------------------------------------------------------------------------------------------------------------------------------
                 Total
                 Material                 11,783,458   3.76   1,423,334  13,424,556    2.99    1,280,567  6,108,051  2.79    548,041
------------------------------------------------------------------------------------------------------------------------------------

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Figure 6.1 (Map Pocket at rear) is the compiled surface plan for Bogoso-North
(Marlu), Figure 6.2-North 1/2 and South 1/2 (Map Pocket at rear) are the compiled surface plans for Chujah-Dumasi, and, Figure 6.3 (Map Pocket at rear) is the compiled surface plan for Chujah South. All plans illustrating the location of drill holes used in the resource assessment with ore body outlines. Figures 6.4-6.27 (at rear of this section) are representative sections through various ore bodies from the resource models with proposed pit outlines. It should be noted that the optimized pit outlines on Figures 6.4-6.27 are illustrative only as they are based on previous optimization runs at a gold price of US$290/oz. Current reserves have been estimated at a gold price of US$275/oz.

6.2.1 Specific Gravity Determinations

As part of the sulfide feasibility study 506 samples (464 fresh, 17 transition and 25 oxide) were collected from representative lithologies for specific gravity determination. The samples were coated in wax and weighed in air and water.

Specific gravities from samples collected at Bogoso-North (Marlu) and Chujah-Dumasi indicated that they are generally lower at Bogoso-North, perhaps due to hydrothermal alteration or more intensive weathering.

6.2.2 Grade Reconciliations

On-going grade reconciliation between the current grade models with actual tonnes mined and grades reported by the mining department are summarized following. Grade control within the mine has consistently overestimated grade relative to that determined by the plant by 6%-7% (through May 2001). The inverse distance squared model technique has historically underestimated tonnes by 13% and grade (relative to grade control) by 7%. Relative to plant grades the modelled grades have been underestimated by 1%. No information is available to reconcile the current Kriged resource models.

For information purposes Table 6.5 provides a summary of resources as at November 05, 2001 by concession for Bogoso and Prestea separately.

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                                    TABLE 6.5
                          TOTAL-RESOURCES BY CONCESSION


------------------------------------------------------------------------------------------------------------------------------------
                                                     MEASURED                       INDICATED                     INFERRED
                                           -----------------------------------------------------------------------------------------
                                 GRADE                GRADE    OUNCES                 GRADE   OUNCES               GRADE   OUNCES
    DEPOSIT        MATERIAL     CUT-OFF     TONNAGE   g/t Au     Au         TONNAGE   g/t Au    Au       TONNAGE   g/t Au    Au
------------------------------------------------------------------------------------------------------------------------------------
BOGOSO         Oxides         >1.6 g/t       188,897   3.22    19,556        379,520   2.78    33,921      63,256   2.85     5,796
------------------------------------------------------------------------------------------------------------------------------------
               Transition     >2.1 g/t       547,921   3.44    60,599        841,940   3.34    90,410      88,976   2.92     8,353
------------------------------------------------------------------------------------------------------------------------------------
               Fresh          >2.1 g/t     6,112,320   4.14   813,574      2,184,728   3.38   237,413   3,122,100   2.97   298,122
------------------------------------------------------------------------------------------------------------------------------------
Sub-total                                  6,849,138   4.06   893,729      3,406,188   3.30   361,745   3,274,332   2.95   312,271
------------------------------------------------------------------------------------------------------------------------------------
PRESTEA        Oxides         >1.6 g/t     1,265,457   3.40   138,330      1,750,972   2.62   147,493     518,511   2.73    45,510
------------------------------------------------------------------------------------------------------------------------------------
               Transition     >2.1 g/t       384,087   3.44    42,479      1,302,036   3.00   125,584     183,575   2.54    14,991
------------------------------------------------------------------------------------------------------------------------------------
               Fresh          >1.6 g/t     3,284,775   3.31   349,562      6,965,361   2.88   644,951   2,131,633   2.58   176,817
------------------------------------------------------------------------------------------------------------------------------------
Sub-total                                  4,934,319   3.34   530,372     10,018,369   2.85   918,028   2,833,719   2.61   237,318
------------------------------------------------------------------------------------------------------------------------------------

Resources in the Bogoso portion of the concession have been previously reported, are well understood and are supported by independent technical reports prepared by SRK. While AMCL has reviewed all of the models we have selected several, particularly, on the Prestea Concession for detailed audit and comment. Deposits reviewed in detail include Chujah-South (Bogoso), Beta Boundary and Plant-North (Prestea).

6.2.3 Chujah-South Deposit

The Chujah-South resource estimation was completed in May of 2001 by BGL staff and is current as of September 2001 month end. The model is an inverse distance squared model based on Gemcom(R) software. Drill hole cross-sections were defined every 12.5 m with the block model oriented parallel to the strike of the mineralization using individual block dimensions of 12.5m north-south along strike, 3 m east-west perpendicular to strike and 3 m vertical (normal mining bench height).

Mineralized corridors were defined using assays from 211 face samples, 2,055 rotary air blast holes, 394 reverse circulation drill holes, 35 diamond drill holes and 414 grade control bulldozer rip lines.

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Bogoso's description of the modelling procedures follow.

A gold content of >1.0 g/t was used as an envelope for high-grade mineralization and a >0.3 g/t envelope used for low-grade mineralization. Grades were interpolated into mineralized blocks using 2 m composite drill hole assays. Prior to grade interpolation the block model was divided into ten different modelling domains high-grade and five different domains for low-grade. Geo-statistical analyses were done on 8,393 2 m composite drill hole assay data points. RAB, RC and DDH drill hole data showed a similar distribution and were modelled together. Oxide zones are depleted in gold and were not used to interpolate grades into transition or sulfide (fresh) blocks.

Specific gravities of 1.9 for oxides, 2.2 for transition and 2.7 for fresh (sulfide) ore were used.

No semi-variogram analysis was conducted for the current model. Previous semi-variogram analysis indicated good grade continuity along strike and down-dip with correlation distances along strike of 20 m-35 m, down-dip distances of 25 m-30 m, and, perpendicular to strike distances of 10 m-15 m. In areas where the drill hole spacing was greater than 25 m, a 60 m distance was used both down-dip and along strike. These blocks would be classified as indicated or inferred resources depending on the number of composites available for grade determination.

High-grade caps were determined by log-probability plots and were -21 g/t of gold in the Main Crush Zone and -12 g/t of gold in the low-grade mineralized corridors. High-grade caps were determined for each individual domain and ranged from 9 g/t-21 g/t of gold in the MCZ and 1.5 g/t-12 g/t of gold in the low-grade corridor.

Grade was interpolated into individual mineralized blocks using an inverse distance squared algorithm using two search ellipse passes. The second pass utilized search ellipses with distances twice the length of the first pass. Grades interpolated during the second pass were given a lower confidence level.

Measured resources were estimated where grades were interpolated using a restricted, short-range ellipse (25 m along strike and down-dip, and, 10 m perpendicular to strike) and had a minimum of six 2 m drill hole assay composites.

Indicated resources were also estimated during the restricted, short range ellipse search. The only difference is that a minimum of two and a maximum of five 2 m drill hole assay composites were used in the interpolation.

Inferred blocks were estimated during the second search ellipse path using 60 m along strike and down-dip and 10 m perpendicular to strike.

AMCL's comments on the validity of the model follow.

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Gold mineralization at Chujah South is associated with the intersection of two structures, the Chujah footwall fault, which runs sub-parallel to the Main Crush Zone, and an easterly trending splay that intersects the bounding fault with the Tarkwaian fault. The Deposit has a strike length of 650 m with an orientation of 025o, for the Main Crush Zone, dipping to the west at -55E to -65(degree). The footwall structures dip steeply to the west at -75E to -85(degree). Low Grade Zone structures have shallow dips to the west. The Main Crush Zone was modelled as a series of continuous sub-parallel structures covering the model area. The Low Grade Zone is two narrow continuous deposits with a strike length of 200 m.

The deposit geology was modelled on 12.5 m cross-sections using 2D polylines to trace the geologic contacts of the mineralized structures. The 2D polylines were stitched together to form 3D solid body models. Solid models were created for Main Crush Zone and the Low Grade Zone. These geologic solids models were used to filter composites for statistical analysis and to create the rock-type model. The rock-type model was used to control grade interpolation during grade modelling.

Statistical and geostatistical analysis of the sample data for the Chujah South model consisted of histogram and probability plot analysis. Historic variogram analyses from an earlier round of resource and reserve modelling were re-applied to the current model. The Main Crush Zone and the Low Grade Zone were subdivided into 15 domains where each domain was analyzed separately. Histograms and probability plots were produced for all domains. Composite cutting levels were picked for each domain based on the data contained in that domain.

Composites were capped during the grade interpolation process. The grades for the Main Crush Zone were capped at 9 g/t to 21 g/t depending on domain and the Low Grade Zone was capped at 1.5 g/t to 12g/t. These composite capping values appear to be adequate but could not be checked in detail because of time constraints and a lack of detailed parameters for the domains.

Grade interpolation was completed using inverse distance squared method. A minimum of 3 and a maximum of 12 composites were required to assign grade to a block. The high-grade composites were capped to minimize the influence of these composites. Expanded searches were utilized to fill blocks left blank after the first pass interpolation and these blocks are classified as inferred.

AMCL has graphed bench grade (predicted model grade) vs composite grade and number of samples (Figures 6.38 and 6.39) with and without the influence of the low-grade zone. The search parameters used for grade interpolation are quite conservative. Updating the variogram analysis should increase the search ranges and improve the resource classification of the deposit.

The deposit remains open at depth.

6.2.4 Chujah-Dumasi Deposit

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The Chujah-Dumasi resource estimation was completed by BGL and SRK staff in a joint effort. M. Wasel and Dr. J. Arthur were the BGL and SRK Qualified Persons, respectively. Utilizing Gemcom(R) software mineralized corridors (defined on raw assay data, not composites) were defined in the same manner as Chujah-South. An additional high-grade mineralized corridor where gold content >3.0 g/t was developed for Chujah-Main and Dumasi. Four high-grade lenticular corridors in the Main Crush Zone were identified within the limits of the model, Chujah-Main, Chujah Stage 3, Dumase-Main, and, Dumasi North.

Bogoso's description of the modelling procedures follow.

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                                  FIGURE 6.38
                              CHUJAH SOUTH MODEL;
           BENCH GRADE VS. COMPOSITE GRADES AND NUMBER OF COMPOSITES,
                            LOW GRADE ZONE INCLUDED

        [BENCH GRADE VS. COMPOSITE GRADES AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
        5120                                          0              27
        5111                                       1.49              38
        5102                                        1.8              54
        5093                                        2.2              49
        5084                                       2.31              69
        5075                                       2.12              95
        5066                                       2.28             129
        5057                                       2.29             140
        5048                                       2.39              86
        5039                                       2.52              49
        5030                                       2.55              26
        5021                                        2.5              13
        5012                                        2.4              15
        5003                                       2.38              10
        4994                                       2.46              11
        4985                                       2.64               5
        4976                                       2.52               4
        4967                                       2.52               2
        4958                                       2.72               0
        4949                                       2.32               0
        4940                                       2.68               0


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                                  FIGURE 6.39
                              CHUJAH SOUTH MODEL;
           BENCH GRADE VS. COMPOSITE GRADES AND NUMBER OF COMPOSITES,
                             LOW GRADE ZONE EXCLUDED.

        [BENCH GRADE VS. COMPOSITE GRADES AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
         5117                                      0             18
         5111                                   1.49             38
         5105                                   1.56             58
         5099                                    2.4             71
         5093                                    2.2             49
         5087                                   2.57             92
         5081                                   2.16             86
         5075                                   2.12             95
         5069                                   2.31            156
         5063                                   2.17            159
         5057                                   2.29            140
         5051                                   2.39             95
         5045                                   2.47             44
         5039                                   2.52             49
         5033                                   2.55             37
         5027                                   2.53             24
         5021                                    2.5             13
         5015                                   2.42             17
         5009                                   2.39             19
         5003                                   2.38             10
         4997                                   2.43             13
         4991                                   2.51             12
         4985                                   2.64              5
         4979                                   2.57              4
         4973                                   2.53              3
         4967                                   2.52              2
         4961                                   2.71              0
         4955                                   2.79              0
         4949                                   2.32              0
         4943                                   2.58              0
         4937                                   1.61              0
         4934                                   1.54              0

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Cross-sections were developed every 12.5 m over the central portion of the model, with cross-sections spaced at 25 m in the northern and southern ends of the modelled area. The >3.0 g/t high-grade zone was modelled on 18 m spaced plan views as well as on 12.5 m spaced cross-sections. The high-grade zone was modelled in 3D wire mesh solid using plans and sections to more accurately assess the geometry of the zone.

The Main Crush Zone mineralized corridor, >1.0 g/t of gold, can be traced along the entire modelled strike length with lower-grade mineralization occurring as a halo and the high-grade core occurring as lenticular bodies, open at depth with a strike length of 200 m-400m.

Oxide-transition surfaces were interpreted based on colour and the transition-fresh surface interpreted from hardness, colour and the first occurrence of sulfide minerals. Topographic surfaces were determined from mine surveys or digital terrain models based on aerial photography.

Specific gravities of 1.9 for oxides, 2.2 for transition and 2.7 for fresh (sulfide) ore were used.

The Chujah-Dumasi model was created using a partial block model with no model rotation. Individual block model dimensions of 12.5 m north-south, along strike, 5 m east-west, perpendicular to strike and 6 m in depth. Several block models and subsequent grade interpolations were undertaken using a Kriging algorithm. One resource model was generated using a bulk mining scenario with mineralized corridors based on a > 1.0 g/t and >0.3 g/t gold contours. A high-grade mining approach was considered more appropriate for the deposit and it was subsequently re-modelled using a >3.0 g/t gold cut-off. This model was used for subsequent pit optimizations.

6.2.5 Bogoso-North (Marlu) Deposits

During the sulfide feasibility study The Bogoso-North model was extended south approximately 1 km to include the old Marlu adit and drill hole data which suggested that a zone of high-grade mineralization existed.

A description of the modelling procedures follow.

As in the Chujah-Dumasi models the mineralized envelopes were defined using raw assay data not composites on 12.5 m spaced cross-sections. All assay data were used to establish the mineralized envelopes but only RAB, RC, adit and DDH data were used for grade interpolation. Two mineralized envelopes within the Main Crush Zone were modelled, a >1.0 g/t gold zone and a >0.3 g/t gold halo.

The low-grade halo is present throughout the strike length of the mineralization, however, the high-grade zone occurs as two lenses, Marlu and Bogoso-North separated by a barren zone. The Marlu solid consist of a single body narrowing with depth while the Bogoso-North solid is comprised of shallow dipping footwall and hanging wall structures which diverge and converge along strike.

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The determination of the degree of oxidation was done in a similar manner to
Chujah-Dumasi with the addition of metallurgical recovery data in the transition zone. No oxide resources remain in the old Marlu pit. Topographic surfaces were determined from mine surveys or digital terrain models based on aerial photography.

Similar to the Chujah-Dumasi model the Bogoso-North Marlu block model was created using a partial block model with no model rotation. Individual block model dimensions of 12.5 m north-south, along strike, 5 m east-west, perpendicular to strike and 6 m in depth. Several block models and subsequent grade interpolations were undertaken using a Kriging algorithm.

6.2.6 Buesichem Deposit

The topography of the mined surface at Buesichem was re-surveyed by BGL as part of its due diligence in consideration of the Prestea acquisition. A topographic surface based on combined JCI and BGL survey data and a BGL digital terrain model was used for the resources estimate. A RAB drilling program was completed as part of BGL due diligence and the results will be integrated into the resource estimation along with data from RC drilling.

Figure 6.28 (Map Pocket at rear) is a compiled surface plan for the Buesichem deposit illustrating the location of drill holes used in the resource determination with ore body geometry. Figures 6.29-6.30 (at rear of section) are representative sections through the deposit from the resource model with proposed pit outlines.

A description of the modelling procedures follow.

The geometry of the mineralized envelope was initially determined on 25 m cross-sections and a 3D wire mesh solid created. The solid was sliced at 10 m intervals in plan view and contacts adjusted to fit the drill holes. Once the contacts were adjusted in plan view a revised 3D wire mesh solid was created. and clipped with the revised topographic surface. BGL interpreted the oxide-transition and transition-fresh surfaces using parameters previously described. Block models were created for rock type, density and gold grade. The model has not been rotated. Individual block sizes were 12.5 m north-south along strike, 5 m east-west perpendicular to strike and 6 m in height. The model is not a partial block model and blocks received solid rock codes if 50% of their volume occurred within the solid.

Drill hole data was analyzed geostatistically and grades were interpolated using ordinary Kriging. The model was restricted to estimating above a relative level of 4870 m ( approximately150 m in depth below sea-level or 200 m in depth below surface topography).

AMCL's comments on the validity of the model follow.

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The Buesichem gold mineralization occurs 8 kilometres north-northeast of the
Plant and North deposit. The modelled ore body at Buesichem consists of three discontinuous deposits identified along a north to north northeast trending structure. The deposit strikes from 000(degree) to 020(degree) north to south and dips to the west at 60(degree). The deposit is drilled off on an irregular grid with a 25 to 50 metre drill hole spacing.

The deposit geology was modelled on 25 metre cross-sections along strike using 2D polylines to trace the geologic contacts of the Main Crush Zone. The 2D polylines were stitched together to form 3D solid body models. The solids were edited in plan view and the sectional interpretations were corrected to fit the true 3D drill hole locations. These geologic solids models were used to create the rock-type model and the rock-type model was used to control grade interpolation during kriging. (Figure 6.40).

Geostatistical and statistical analysis of the composite data for the Buesichem model included classical statistics and variogram modelling. Histograms of the Main Crush zone were completed and the sulfide, transition and oxide zones were combined for variogram modelling purposes. Composites were not capped for variogram analysis but left unmodified. The distribution of composite grades is near log normal, which indicates a minimal number of high-grade outliers.

Variogram analysis consisted of modelling of omni-directional variograms and directional variograms in the plane of the ore body. The omni-directional variograms returned short ranges of continuity within the ore body. The directional variograms produced better ranges and were used for the interpolation of grade into the model. The variograms were reproducible and achieved satisfactory results for grade interpolation.

Grade interpolation was completed using ordinary kriging. Composites from any domain of weathering were allowed to "see" composites in adjacent domains. A minimum of 5 and a maximum of 36 composites were required to assign grade to a block for the first pass, then the minimum number of composites drops to two for the second kriging pass and to one for the final long-range pass. The high-grade composites were not capped and no methodology was applied to minimize the influence of these composites. This high-grade influence could over state grade in the upper portions of the model were the data points are reported to be clustered or where the search parameters allow a low density of composites to assign grade to a block. The validation plot produced for the Buesichem model shows a slight increase in grade in the upper portion of the model were there are few data points but over all the effects of the high-grade composites appear to be minimized.

Generally the modelling of the Buesichem deposit conforms to standard industry practice. The uncapped composites used during kriging could present a problem if they overstate grade in the oxide or transition domains of the deposit. The model should be checked to insure that the grade interpolated in the upper portion of the model is appropriate and if necessary the composite grades should be capped at a reasonable level to correct the model.

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The Buesichem resource model will be updated using approximately 180 RAB holes
(collared on a 12.5 m nominal spacing on a 25 m section spacing) and 50 RC holes totalling 3,000 m. The RAB holes are being used for grade control in advance of current mining.

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                                  FIGURE 6.40
                                BUESICHEM MODEL:
            BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES

         [BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
         5098                                      1.03             0
         5086                                      1.74             3
         5074                                      1.84            12
         5062                                         2            36
         5050                                       2.3            54
         5038                                      2.47            21
         5026                                      2.65             6
         5014                                       2.2            13
         5002                                       2.5            22
         4990                                      2.45            15
         4978                                      2.35            10
         4966                                      2.35            14
         4954                                      2.35            21
         4942                                      2.33            20
         4930                                       2.4            12
         4918                                      2.42            11
         4906                                      2.42            11
         4894                                      2.38             4
         4882                                       2.4             4
         4870                                      2.32             0
         4858                                      2.35             0
         4846                                      2.33             0
         4834                                      2.42             0
         4822                                      2.29             0
         4810                                      1.18             0

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6.2.7 Beta Boundary Deposit

The Beta Boundary model is based on 11 surface diamond drill holes, 338 reverse circulation drill holes, 121 reverse circulation drill holes with diamond core tails as well as a number of surface trenches, underground diamond drill holes (7) and underground cross-cut wall samples not used for resource estimation. Trench data has been used in modelling the Mainreef where a reasonable correlation between topography and the surveyed location could be achieved. The model was restricted to estimating above a relative level of 4870 m ( approximately150 m in depth below sea-level or 200 m in depth below surface topography).

Figure 6.31 (Map Pocket at rear) is a compiled surface plan for the Beta Boundary deposit illustrating the location of drill holes used in the resource determination with ore body geometry. Figures 6.32-6.34 (at rear of section) are representative sections through the deposit from the resource model with proposed pit outlines.

A total of three orebodies have been defined at Beta Boundary consisting of the Eastreef, Mainreef (Main Crush Zone) and the Westreef. The mineralized zones were established using all available raw assay data at a >1.0 g/t gold cut-off. A low-grade halo that forms an envelope around the high-grade ore bodies was modelled with a cut-off of >0.2 g/t gold.

The Mainreef has been modelled as a thin continuous zone extending over 3 km along strike and dipping at 70E-80E to the west. The Eastreef also extends for some 3 km in the immediate footwall of the MCZ. The Westreef occurs as a discontinuous zone of hanging wall mineralization which has been assigned an arbitrary grade of 0.9 g/t. Effectively, Westreef was modelled as a polygonal solid and the resource estimates are not comparable with Mainreef and Eastreef. However, as the Westreef is largely below the cut-off grade it has almost no impact on the estimation of inferred resources.

SRK believes that there are some inconsistencies in the topographic surfaces, however, they should not have a significant effect on the resource volumes.

A description of the modelling procedures follows.

The model was constructed using blocks that are 25 m north-south along strike, 5 m east-west perpendicular to strike and 6 m vertically. Two block models were created, one for density and the other for percent material type. Percent material and density blocks for fresh, transition, waste and oxide material were used to generate a final corrected density model. A needle accuracy of 4 (16 pierce points) and a 0.1% block inclusion were used for both density and rock type models.

Gold grades were interpolated into the block model using ordinary Kriging algorithms. Seven first pass ellipses and three long-distance second pass ellipses were used to interpolate grades. The first-pass ellipses were base on semi-variogram modelling. A minimum of five and a maximum of thirty-six composite grades

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were used for block interpolation. For the initial resource estimates, grade interpolation was conducted for each mineralized zone and an adjusted gold grade created by multiplying the gold grade by the percentage mineralization in a given block. This results in a diluted grade model which will not require additional dilution when converted to a reserve. The model was subsequently re-run to produce an undiluted estimate. In the re-run no weighting was assigned to the low-grade and waste solids to remove the dilution.

Several areas were noted in the first pass which had insufficient drilling to interpolate gold grades. In the second, larger search fresh and transition material composite grades were used for interpolation.

Blocks interpolated from the long distance search ellipses are classified as inferred resources. The majority of resources were classified as indicated. AMCL concurs with the conclusion that there are currently no measured resources in the Beta Boundary deposit. Re-classification of the resource is ongoing and will require further validation of the data base.

AMCL's comments on the validity of the model follow.

The deposit geology was modelled on cross-sections using 2D polylines to trace the geologic contacts of the mineralized structures. The 2D polylines were stitched together to form 3D solid body models. Solid models were created for Mainreef, Eastreef, Westreef and the Low Grade Zone. The solids were examined in plan view and the sectional interpretations were corrected to better fit the true 3D drill hole locations. These geologic solids were used to create the rock-type model and filter samples for statistical analysis. The rock-type model was used to control grade interpolation.

Statistical and geostatistical analysis of the sample data for the Beta Boundary model consisted of univariant or classical statistics and variogram modelling. The two main zones: Eastreef and Mainreef as well as the low-grade zone were analyzed. The Westreef did not have sufficient data points to allow analysis. Histograms of the three zones were completed. The sulfide and transition zones of the Eastreef and Mainreef were combined, as were the oxide and transition zones of the Low Grade Zone. Sample cutting levels were picked and variogram analyses were completed on the three zones.

Grade capping of composites was implemented for variogram analysis only. The capping levels chosen were: five grams for the Eastreef sulfide and transition zones, seven grams for the Mainreef oxide zone and ten grams for the Eastreef oxide and Mainreef sulfide and transition zones. The chosen capping levels range from the approximately the 93rd percentile for Mainreef oxide and the south half of the Eastreef sulfide/transition zone to the 98th percentile for north half of the Eastreef sulfide/transition zone and the Eastreef oxide zone. These capping levels were used as search modifiers during grade interpolation. Composite values above the capping levels utilized a restricted search during kriging. These composite cutting levels appear to be somewhat arbitrary in relation to the composite populations.

Variogram analysis consisted of the modelling of omni-directional variograms in the plane of the ore bodies and down hole variograms. The down hole variograms give the best determination of nugget effect and the

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omni-directional variograms give a range of continuity. Though the variogram analysis was not exhaustive it did produce adequate results for grade interpolation.

Grade interpolation was completed using ordinary kriging. A minimum of 5 and a maximum of 36 composites were required to assign grade to a block. The high-grade composites were not cut but a restricted search was applied to minimize the influence of these composites. The choice of the search range for the high-grade composites was half the distance of the original search or in cases with nested spherical models the short-range model was used. Even with restricted searches the high-grade values could have an influence beyond the block which contains these high-grade values. This high-grade influence could over state grade especially in areas of low data density. AMCL has graphed bench grade (predicted model grade) vs composite grade and number of samples (Figures
6.41 and 6.42) with and without the influence of the low-grade zone. This suggests that there may be minor areas where the bench grade has been overestimated in areas of low sample density. The model should be validated to insure that this has not happened and if it has the composite grades should be capped at some reasonable level.

Generally the modelling of the Beta Boundary deposit conforms to standard industry practice. The only minor problem being the high-grade searches and verifying that these do not over influence grade around the high grade values.

6.2.8 Plant-North Deposits

The Plant-North deposits lie in the centre of the Prestea concession in the area of the PGR process plant and tailings dam. Near surface drilling is poor but the area as a whole is better drilled than Beta Boundary.

A total of 180 drill holes comprised of 129 reverse circulation, 48 reverse circulation with diamond tails and 3 diamond drill holes were included in the data base. Samples where the recovery was less than 70% were excluded from the model.

Figure 6.35 (Map Pocket at rear) is a compiled surface plan for the Plant-North deposit illustrating the location of drill holes used in the resource determination with ore body geometry. Figures 6.36-6.37 (at rear of section) are representative sections through the deposit from the resource model with proposed pit outlines.

A description of the modelling procedures follow.

The orebody has been modelled as a continuous 30 m thick low-grade zone over 1.7 km of strike length with a contained Main Crush Zone 5 m-20 m thick over 1.3 km. The MCZ occasionally bifurcates to two zones and dips at 55E-60E.

Data from the Main Crush Zone was capped at 10 g/t and from the low-grade zone at 6 g/t to reduce the variance in the data sets sufficiently to permit semi-variogram analysis. Down-dip data was insufficient to allow directional variograms.

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                                   FIGURE 6.41
                              BETA BOUNDARY MODEL:
  BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES, WITH LOW GRADE ZONE

         [BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
         5123                                      0.07              0
         5117                                      0.15              0
         5111                                      0.24              0
         5105                                      0.26             22
         5099                                      0.39             18
         5093                                      0.46             34
         5087                                      0.57             70
         5081                                      0.65            102
         5075                                      0.69            138
         5069                                      0.76            225
         5063                                      0.83            256
         5057                                      0.83            278
         5051                                      0.81            286
         5045                                      0.79            250
         5039                                      0.78            295
         5033                                      0.76            330
         5027                                      0.77            324
         5021                                      0.81            340
         5015                                      0.84            334
         5009                                      0.86            264
         5003                                      0.87            231
         4997                                      0.88            198
         4991                                      0.86            163
         4985                                      0.84            128
         4979                                      0.82            126
         4973                                      0.79            123
         4967                                      0.76             90
         4961                                      0.74             80
         4955                                      0.73             62
         4949                                      0.71             60
         4943                                      0.71             40
         4937                                       0.7             40
         4931                                      0.68             26
         4925                                      0.67             30
         4919                                      0.63             31
         4913                                      0.61             25
         4907                                      0.61             18
         4901                                      0.61             11
         4895                                      0.59             12
         4889                                      0.56             10
         4883                                      0.55             12
         4877                                      0.56            110
         4871                                      0.57             19

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                                  FIGURE 6.42
                              BETA BOUNDARY MODEL:
   BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES, NO LOW GRADE ZONE

         [BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
         5123                                      0.83               0
         5111                                      0.99               0
         5099                                      1.18               8
         5087                                      1.39              22
         5075                                      1.51              52
         5063                                      1.38             103
         5051                                      1.37              97
         5039                                      1.53              77
         5027                                      1.65              92
         5015                                      1.63              89
         5003                                      1.51              63
         4991                                      1.43              42
         4979                                      1.37              30
         4967                                       1.3              17
         4955                                      1.32               3
         4943                                      1.29               5
         4931                                      1.26               3
         4919                                       1.2               3
         4907                                      1.17               6
         4895                                      1.12               4
         4883                                      1.23               3
         4871                                      1.23               0

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Original JCI topographic surfaces were used in the model. The mineralized corridors were created in a similar fashion to the Beta Boundary model. The extent of underground mining has not been incorporated into the current model. A block size of 12.5 m north-south along strike, 5 m east-west perpendicular to strike and 6 m vertically was used. The model was restricted to estimating above a relative level of 4870 m ( approximately150 m in depth below sea-level or 200 m in depth below surface topography).

Gold grades were interpolated into the block model using ordinary Kriging for both the Main Crush Zone and low-grade zone. A single modelling domain was used for the Main Crush Zone with a restricted and a long range search ellipse. The low-grade zone used a single restricted search ellipse. All search ellipses used a minimum of fifty 2 m drill hole composite grades per hole and a minimum of 5 and maximum of 36 composite grades for block interpolation. Semi-variogram modelling determined the search ellipse parameters for the restricted search. The long-distance, second search used the same semi-variogram weighting but extended the search along strike and down-dip. The results of the second long distance search are classified as inferred resources. High-grade cutting of 2 m composites was not implemented but they were eliminated from the semi-variogram data.

Initially, grade interpolation was conducted for each mineralized zone and an adjusted gold grade created by multiplying the gold grade by the percentage mineralization in a given block. This results in a diluted grade model which will not require additional dilution when converted to a reserve. The resource estimate was re-run with no weighting assigned to the waste blocks to provide an undiluted, in situ or "geological" tonnage and grade.

The initial resource classification was based on the density of drill data used for the interpolation of each mineralized block. Blocks where grades were interpolated during the first, restricted search ellipse were allocated to the indicated class. A portion of the indicated blocks were reclassified as measured if more than 15 composite grades were used for the interpolation. Block grades interpolated during the second, long-distance search were classified as inferred. Blocks which extend greater than 25 m down-dip are reclassified as inferred.

SRK considers that the Plant-North mineralization is the most continuous and robust within the Prestea concession. Oxide zone drilling has been limited by infrastructure but appears to be continuous. Grades interpolated into blocks with limited drill information are believed to be understated.

AMCL's comments on the validity of the model follow.

The Plant-North gold mineralization occurs as a continuous zone for 1.7 km in the area of the Prestea processing plant and tailings dam. As a result of the surface facilities, the near surface zone is not well sampled due to a lack of access. The deposit is drilled off on mainly 25 m centres, except for a gap of 400 m at the north end of the zone. The Low Grade Zone is a continuous low-grade deposit with a strike length of 1.7 km. The Main Crush Zone is modelled as a continuous zone contained within the Low Grade Zone. The Main Crush Zone has a strike length of 1.3 km(south of the drilling gap).

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 50


The deposit geology was modelled on cross-sections using 2D polylines to trace the geologic contacts of the mineralized structures. The 2D polylines were stitched together to form 3D solid body models. Solid models were created for Main Crush Zone and the Low Grade Zone. The solids were checked in plan view and the sectional interpretations were corrected to better fit the true 3D drill hole locations. These geologic solids models were used to filter composites for statistical analysis and to create the rock-type model. The rock-type model was used to control grade interpolation during kriging.

Statistical and Geostatistical analysis of the sample data for the Plant-North model consisted of univariant statistics and variogram modelling. The Main Crush Zone and the Low Grade Zone were analyzed. Histograms of the two zones were completed and the sulfide, transition and oxide zones of both deposits were combined for variogram modelling purposes. Sample cutting levels were picked and variogram analyses were completed on the two zones.

Composites were capped for variogram analysis only. The grades for the Main Crush Zone were capped at 10 g/t and the Low Grade Zone was capping at 6 g/t. Grade capping for the Main Crush Zone at 10 g/t is at approximately the 94th percentile and 6 g/t for the Low Grade Zone is slightly higher than the 99th percentile. These capping values were used as search modifiers during grade interpolation. Composite values above the capping levels utilized a restricted search during kriging. These composite capping values appear to be somewhat arbitrary in relation to the composite populations.

Variogram analysis consisted of the modelling of omni-directional variograms in the plane of the ore bodies and down hole variograms. The down hole variograms give the best determination of nugget effect and a good approximation of the ellipsoid range in the "Z" direction. The omni-directional variograms give a range of continuity within the ore body. Though the variogram analysis was not exhaustive it did produce adequate results for grade interpolation.

Grade interpolation was completed using ordinary kriging. A minimum of 5 and a maximum of 36 composites were required to assign grade to a block. The high-grade composites were not cut but a restricted search was applied to minimize the influence of these composites. The choice of the search range for the high-grade composites was half the distance of the original search. Even with restricted searches the high-grade values could have an influence beyond the block which contains these high-grade values. This high-grade influence could over state grade in the upper portions of the model were the density of data points is reported to be lower. The validation plot produced for the Plant and North model shows an increase in grade in the upper portion of the model were there are few data points.

AMCL has graphed bench grade (predicted model grade) vs composite grade and number of samples (Figures 6.43 and 6.44) with and without the influence of the low-grade zone. This suggests that

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 51


                                   FIGURE 6.43
                             PLANT AND NORTH MODEL:
            BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES,
                             LOW GRADE ZONE INCLUDED

         [BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
         5099                                     0.93                0
         5093                                     1.34                0
         5087                                     1.74                0
         5081                                     2.02                0
         5075                                     2.25                2
         5069                                      2.1               17
         5063                                     1.94               32
         5057                                      1.8               39
         5051                                     1.72               79
         5045                                     1.67               85
         5039                                     1.46              100
         5033                                      1.4              111
         5027                                     1.43              140
         5021                                     1.52              151
         5015                                     1.52              145
         5009                                     1.51              147
         5003                                     1.47              122
         4997                                     1.43               96
         4991                                     1.42               97
         4985                                     1.37               98
         4979                                     1.31               73
         4973                                     1.24               59
         4967                                     1.19               58
         4961                                     1.13               39
         4955                                     0.91               36
         4949                                     0.73               11
         4943                                     0.69                6
         4937                                     0.67                4
         4931                                     0.69                5
         4925                                     0.72               10
         4919                                     0.75                7
         4913                                     0.83                0
         4907                                     0.65                0
         4901                                     0.63                0
         4895                                     0.57                0
         4889                                     0.37                0
         4883                                      0.3                0
         4877                                     0.29                0
         4871                                     0.28                0
         4865                                     0.28                0

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 52


                                   FIGURE 6.44
                             PLANT AND NORTH MODEL:
            BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES,
                             LOW GRADE ZONE EXCLUDED

         [BENCH GRADE VS COMPOSITE GRADE AND NUMBER OF COMPOSITES CHART]

        BENCH                                   COMPOSITE         NO. OF
        GRADE                                     GRADE         COMPOSITES
         5099                                      0.92               0
         5093                                      1.34               0
         5087                                      1.79               0
         5081                                       2.1               0
         5075                                      2.46               2
         5069                                      2.41              13
         5063                                      2.36              22
         5057                                      2.25              29
         5051                                      2.15              45
         5045                                      2.13              35
         5039                                       1.9              47
         5033                                      1.83              44
         5027                                      1.86              60
         5021                                      1.96              60
         5015                                      1.95              75
         5009                                      1.97              55
         5003                                      1.97              44
         4997                                      1.95              45
         4991                                      1.95              49
         4985                                      1.92              38
         4979                                      1.87              24
         4973                                      1.81              21
         4967                                      1.72              17
         4961                                      1.63               7
         4955                                      1.33              18
         4949                                      1.19               1
         4943                                      1.34               0
         4937                                      1.41               0
         4931                                      1.43               1
         4925                                      1.42               5
         4919                                      1.42               6
         4913                                      1.48               0
         4907                                      0.93               0
         4901                                      0.75               0

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 53


there may be minor areas where the bench grade has been overestimated in areas of low sample density. The model should be validated to insure that this has not happened and if it has the composite grades should be capped at some reasonable level.

Generally the modelling of the Plant and North deposit conforms to standard industry practice. The only problem being the high-grade searches and verifying that these do not over influence grade in and around the high-grade composite values.

In fill drilling is currently planned.

AMCL is satisfied that sufficient work has been done to support the resources reported in the press-release of October 02, 2001.

6.3 MINERAL RESERVES

The SRK Prestea Feasibility Study for Prestea included a geo-technical assessment for the proposed open pit at the Plant-North deposit. The study concluded that bench stacks of 55 m at between 50 degrees and 55 degrees are achievable in the sulfide while similar stack heights at 40 degrees can be obtained in the oxides. The SRK Sulfide Study included geo-technical test-work on the Chujah and Dumasi pits. The study concluded that 12 m benches should be used for oxide material and 24 m benches could be achieved for sulfide. Oxide bench stacks of 30 m to 60 m height could be achieved at 40 degrees to 46 degrees and sulfide bench stacks up to 96 m in height could be achieved at 58 degrees to 66 degrees. Overall slopes would be in the 47 degrees- 58 degrees range. Assumptions were made for the Bogoso North deposit and test-work is planned prior to final pit design.

Pit optimization on the three Prestea deposits have been carried out using the Lerchs Grossman optimizing routine in the Earthworks Corporation NPV Scheduler suite of programs.

The outcome of the optimization process was a single defined optimum pit for each of the Buesichem and Plant North deposits and a series of seven smaller pits along strike for the Beta Boundary deposits. Mining shells have also been produced for the Chujah, Dumasi and Bogoso North (Marlu) deposits during the SRK Sulfide Feasibility Study.

Mine design has been carried out using the optimum pit shells as guidelines. Reserve classification has retained the same terms for degree of assurance of existence category as the resource statements previously described. Reclassification to proven and probable will be done after detailed pit design. The reserves are based on the resource statements reported in this report and are current as of November 2001.

Reserves are included in the resource estimation and are not additional to the resource estimates reported herein.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 54


The tonnage figures are all derived within optimised pit envelopes although there has not yet been any formal engineering pit design carried out on these deposits, with the exception of Buesichem. Slope angles used in the optimisation have therefore been relatively shallow, to reflect the extra waste stripping that would be involved in putting down access ramps when carrying out the pit designs. It is probable that waste stripping will reduce from the tonnage quoted when the designs are completed.

Tables 6.6 and 6.7 are statements of the estimated in situ resources within the optimized pit shells for the Bogoso and Prestea concessions. These resource estimates are exclusive of mining dilution and ore loss factors. Tonnage categorization has been carried out on the basis of the geological resources with measured and indicated and inferred categories retained. The pit optimization outlines are those determined from the reserve estimation process described in the following paragraph. The Chujah South pit remains under evaluation. These estimates represent "mineralized material" within the optimal pit design therefore the inferred category has been retained.

Tables 6.8 and 6.9 are mineable reserve statements for the Bogoso and Prestea concessions. An ore loss factor of 98% has been applied to resource tonnages, together with a 5% dilution. A mine call factor of 98% has been applied to the resource grades, together with a 5% dilution at zero grade. This gives a combined 7% grade reduction, which is more or less in line with current plant vs mine grade reconciliations. Any inferred tonnage encountered within the pits has been allocated a zero grade and assigned as waste. The inferred tonnages do not therefore contribute to the revenue stream. The reserve determination has been carried out at a US$275/oz gold price. The Chujah South pit remains under evaluation.

The proportion of inferred resources incorporated into the Plant North model are minimal and they are allocated as waste in the production schedule with no gold content assigned. Approximately 12% inferred resources in the oxide zone have been incorporated into the Beta Boundary pit design. These resources are allocated as waste with no gold content assigned and do not contribute to the projected revenue stream.

AMCL believes these reserve statements to be reasonable. They are used as the basis for the production schedules used in the economic analysis.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 55


                                    TABLE 6.6
 PRESTEA CONCESSION - IN-SITU RESOURCES WITHIN PIT SHELLS (OPTIMIZED OR DESIGN)
                             AS AT NOVEMBER 19, 2001

---------------------------------------------------------------------------------------------------
       RESOURCE           BETA BOUNDARY - OPTIMAL PIT SHELL       PLANT NORTH - OPTIMAL PIT SHELL
---------------------------------------------------------------------------------------------------

    CLASSIFICATION        NORTH END PIT      SOUTH END PIT     NORTH SHAFT PIT      MAIN PLANT PIT
---------------------------------------------------------------------------------------------------
                           TONS     g/t       TONS      g/t       TONS     g/t        TONS     g/t
---------------------------------------------------------------------------------------------------
Oxides      MEASURED           --     --           --     --     391,455   3.33      616,169   3.78
            ---------------------------------------------------------------------------------------
            INDICATED   1,186,648   1.84      625,270   2.14      61,030   3.04      144,970   2.34
            ---------------------------------------------------------------------------------------
            INFERRED       47,506   1.79      236,813   1.94         285   2.36       17,343   1.72
            ---------------------------------------------------------------------------------------
            TOTAL ORE   1,234,154   1.84      862,083   2.09     452,769   3.29      778,481   3.47
            ---------------------------------------------------------------------------------------
            WASTE       2,996,714     --    5,110,646     --   2,173,820     --    4,758,994     --
            ---------------------------------------------------------------------------------------
            TOTAL       4,230,868     --    5,972,728     --   2,626,589     --    5,537,476     --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Transition  MEASURED           --     --           --     --      42,880   3.09      191,287   3.56
            ---------------------------------------------------------------------------------------
            INDICATED     163,329   3.28      371,613   2.55       6,009   4.00       35,664   2.68
            ---------------------------------------------------------------------------------------
            INFERRED        3,305   1.64        6,678   1.93         774   3.01        4,419   2.33
            ---------------------------------------------------------------------------------------
            TOTAL ORE     166,635   3.25      378,291   2.54      49,663   3.20      231,369   3.40
            ---------------------------------------------------------------------------------------
            WASTE         536,483     --    1,930,520     --     407,721     --    1,628,689     --
            ---------------------------------------------------------------------------------------
            TOTAL         703,118     --    2,308,811     --     457,384     --    1,860,058     --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Sulfides    MEASURED           --     --           --     --     630,028   3.36    1,570,547   3.45
            ---------------------------------------------------------------------------------------
            INDICATED     283,261   4.08      808,168   3.76      36,272   3.23      171,025   2.76
            ---------------------------------------------------------------------------------------
            INFERRED           --     --           --     --       1,071   3.00        2,359   1.87
            ---------------------------------------------------------------------------------------
            TOTAL ORE     283,261   4.08      808,168   3.76     667,371   3.35    1,743,932   3.38
            ---------------------------------------------------------------------------------------
            WASTE         377,145     --    2,514,753     --   1,384,732     --    4,546,524     --
            ---------------------------------------------------------------------------------------
            TOTAL         660,406     --    3,322,921     --   2,052,103     --    6,290,455     --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Total       MEASURED           --     --           --     --   1,064,362   3.34    2,378,004   3.54
            ---------------------------------------------------------------------------------------
            INDICATED   1,633,238   2.37    1,805,051   2.95     103,311   3.16      351,658   2.58
            ---------------------------------------------------------------------------------------
            INFERRED       50,811   1.78      243,491   1.94       2,131   2.92       24,120   1.85
            ---------------------------------------------------------------------------------------
            TOTAL ORE   1,684,050   2.35    2,048,542   2.83   1,169,804   3.32    2,753,782   3.41
            ---------------------------------------------------------------------------------------
            WASTE       3,910,342     --    9,555,919     --   3,966,272     --   10,934,207     --
            ---------------------------------------------------------------------------------------
            TOTAL       5,594,392     --   11,604,461     --   5,136,076     --   13,687,989     --
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       RESOURCE         BUESICHEM AREA - DESIGN PITS, AS AT OCTOBER 31, 2001         TOTAL
------------------------------------------------------------------------------------------------
                                            BUESICHEM
    CLASSIFICATION      BUESICHEM NORTH     TRANSITION      BUESICHEM SULFIDE       SUMMARY
------------------------------------------------------------------------------------------------
                          TONS    g/t       TONS     g/t       TONS     g/t       TONS      g/t
------------------------------------------------------------------------------------------------
Oxides      MEASURED     28,139   2.45      86,921   2.54          --   2.54    1,122,684   3.49
            ------------------------------------------------------------------------------------
            INDICATED   142,301   2.29     545,475   2.58      19,441   2.15    2,725,133   2.14
            ------------------------------------------------------------------------------------
            INFERRED        776   3.97      18,357   2.28       5,366   2.36      326,446   1.94
            ------------------------------------------------------------------------------------
            TOTAL ORE   171,216   2.32     650,753   2.57      24,806   2.20    4,174,262   2.49
            ------------------------------------------------------------------------------------
            WASTE       271,945     --   2,049,153     --   1,065,224     --   18,426,496     --
            ------------------------------------------------------------------------------------
            TOTAL       443,161     --   2,699,907     --   1,090,030     --   22,600,758     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Transition  MEASURED         --     --       8,405   3.35                         242,572   3.47
            ------------------------------------------------------------------------------------
            INDICATED        --     --     636,334   3.17      90,511   2.98    1,303,460   2.98
            ------------------------------------------------------------------------------------
            INFERRED         --     --      16,886   2.83      22,964   2.86       55,027   2.62
            ------------------------------------------------------------------------------------
            TOTAL ORE        --     --     661,625   3.16     113,476   2.96    1,601,059   3.05
            ------------------------------------------------------------------------------------
            WASTE            --     --     723,094     --   2,128,774     --    7,355,281     --
            ------------------------------------------------------------------------------------
            TOTAL            --     --   1,384,718     --   2,242,250     --    8,956,340     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Sulfides    MEASURED         --     --          --     --          --     --    2,200,575   3.42
            ------------------------------------------------------------------------------------
            INDICATED        --     --          --     --   1,555,852   3.13    2,854,578   3.38
            ------------------------------------------------------------------------------------
            INFERRED         --     --          --     --      72,902   3.02       76,333   2.98
            ------------------------------------------------------------------------------------
            TOTAL ORE        --     --          --     --   1,628,754   3.13    5,131,486   3.39
            ------------------------------------------------------------------------------------
            WASTE            --     --          --     --   2,640,914     --   11,464,067     --
            ------------------------------------------------------------------------------------
            TOTAL            --     --          --     --   4,269,668     --   16,595,553     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total       MEASURED     28,139   2.45      95,326   2.61          --     --    3,565,831   3.45
            ------------------------------------------------------------------------------------
            INDICATED   142,301   2.29   1,181,809   2.90   1,665,804   3.11    6,883,172   2.81
            ------------------------------------------------------------------------------------
            INFERRED        776   3.97      35,243   2.54     101,232   2.95      457,805   2.19
            ------------------------------------------------------------------------------------
            TOTAL ORE   171,216   2.32   1,312,378   2.87   1,767,036   3.10   10,906,807   3.00
            ------------------------------------------------------------------------------------
            WASTE       271,945     --   2,772,247     --   5,834,912     --   37,245,844     --
            ------------------------------------------------------------------------------------
            TOTAL       443,161     --   4,084,625     --   7,601,948     --   48,152,651     --
------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 56


                                    TABLE 6.7
       BOGOSO CONCESSION - IN-SITU RESOURCES WITHIN (OPTIMIZED) PIT SHELLS
                             AS AT NOVEMBER 19, 2001

-------------------------------------------------------------------------------------------------------------
                           CHUJAH PIT         DUMASI PIT       BOGOSO NORTH    CHUJAH SOUTH      SUMMARY
-------------------------------------------------------------------------------------------------------------
                           TONS     g/t       TONS     g/t       TONS    g/t   TONS    g/t      TONS      g/t
-------------------------------------------------------------------------------------------------------------
Oxides      MEASURED        39,342  3.12      152,439  2.04          --    --    --      --     191,781  2.26
            -------------------------------------------------------------------------------------------------
            INDICATED       14,422  2.57      161,656  1.84     131,615  2.67    --      --     307,692  2.23
            -------------------------------------------------------------------------------------------------
            INFERRED         6,101  3.38        9,397  2.13       9,478  3.05    --      --      24,976  2.79
            -------------------------------------------------------------------------------------------------
            TOTAL ORE       59,864  3.01      323,492  1.94     141,092  2.69    --      --     524,448  2.27
            -------------------------------------------------------------------------------------------------
            WASTE        2,680,342    --    2,219,860    --     412,247    --    --      --   5,312,449    --
            -------------------------------------------------------------------------------------------------
            TOTAL        2,740,207    --    2,543,351    --     553,339    --    --      --   5,836,897    --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Transition  MEASURED       130,504  3.61      232,785  3.00          --    --    --      --     363,289  3.22
            -------------------------------------------------------------------------------------------------
            INDICATED       44,756  3.32       60,944  2.81     264,600  3.54    --      --     370,300  3.39
            -------------------------------------------------------------------------------------------------
            INFERRED         6,755  3.89        6,576  2.55          --    --    --      --      13,331  3.23
            -------------------------------------------------------------------------------------------------
            TOTAL ORE      182,015  3.55      300,305  2.95     264,600  3.54    --      --     746,920  3.31
            -------------------------------------------------------------------------------------------------
            WASTE        3,656,498    --    2,248,576    --   1,076,889    --    --      --   6,981,963    --
            -------------------------------------------------------------------------------------------------
            TOTAL        3,838,512    --    2,548,881    --   1,341,489    --    --      --   7,728,883    --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Sulfides    MEASURED     2,169,222  4.45    2,173,833  3.35     503,520  4.81    --      --   4,846,575  3.99
            -------------------------------------------------------------------------------------------------
            INDICATED       62,988  4.00      148,859  3.09     228,097  3.47    --      --     439,944  3.42
            -------------------------------------------------------------------------------------------------
            INFERRED         3,676  4.00        8,321  2.96      13,168  3.56    --      --      25,165  3.43
            -------------------------------------------------------------------------------------------------
            TOTAL ORE    2,235,886  4.44    2,331,014  3.33     744,785  4.38    --      --   5,311,684  3.94
            -------------------------------------------------------------------------------------------------
            WASTE        8,981,616    --    3,636,524    --   1,520,834    --    --      --  14,138,974    --
            -------------------------------------------------------------------------------------------------
            TOTAL       11,217,502    --    5,967,538    --   2,265,619    --    --      --  19,450,659    --
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Total       MEASURED     2,339,067  4.38    2,559,058  3.24     503,520  4.81    --      --   5,401,645  3.88
            -------------------------------------------------------------------------------------------------
            INDICATED      122,166  3.58      371,459  2.50     624,312  3.33    --      --   1,117,936  3.08
            -------------------------------------------------------------------------------------------------
            INFERRED        16,531  3.73       24,294  2.53      22,646  3.35    --      --      63,472  3.13
            -------------------------------------------------------------------------------------------------
            TOTAL ORE    2,477,764  4.34    2,954,810  3.14   1,150,477  3.98    --      --   6,583,052  3.74
            -------------------------------------------------------------------------------------------------
            WASTE       15,318,456    --    8,104,960    --   3,009,970    --    --      --  26,433,386    --
            -------------------------------------------------------------------------------------------------
            TOTAL       17,796,221    --   11,059,771    --   4,160,447    --    --      --  33,016,438    --
-------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 57


                                    TABLE 6.8
      PRESTEA CONCESSION - RESERVES WITHIN PIT SHELLS (OPTIMIZED OR DESIGN)
                             AS AT NOVEMBER 19, 2001

---------------------------------------------------------------------------------------------------
      RESOURCE            BETA BOUNDARY - OPTIMAL PIT SHELL       PLANT NORTH - OPTIMAL PIT SHELL
---------------------------------------------------------------------------------------------------

   CLASSIFICATION         NORTH END PIT      SOUTH END PIT      NORTH SHAFT PIT     MAIN PLANT PIT
---------------------------------------------------------------------------------------------------
                          TONNES    g/t      TONNES     g/t      TONNES    g/t      TONNES     g/t
                        ---------   ----   ----------   ----   ---------   ----   ----------   ----
---------------------------------------------------------------------------------------------------
Oxides      PROVEN             --     --           --     --     402,807   3.11      634,038   3.53
            ---------------------------------------------------------------------------------------
            PROBABLE    1,221,061   1.72      643,403   2.00      62,800   2.84      149,174   2.18
            ---------------------------------------------------------------------------------------
            TOTAL ORE   1,221,061   1.72      643,403   2.00     465,606   3.07      783,211   3.27
            ---------------------------------------------------------------------------------------
            WASTE       3,009,807     --    5,329,326     --   2,160,982     --    4,754,264     --
            ---------------------------------------------------------------------------------------
            TOTAL       4,230,868     --    5,972,728     --   2,626,589     --    5,537,476     --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Transition  PROVEN             --     --           --     --      44,124   2.88      196,835   3.32
            ---------------------------------------------------------------------------------------
            PROBABLE      168,066   3.06      382,390   2.38       6,183   3.73       36,698   2.50
            ---------------------------------------------------------------------------------------
            TOTAL ORE     168,066   3.06      382,390   2.38      50,307   2.99      233,532   3.19
            ---------------------------------------------------------------------------------------
            WASTE         535,052     --    1,926,241     --     407,078     --    1,626,526     --
            ---------------------------------------------------------------------------------------
            TOTAL         703,118     --    2,308,811     --     457,384     --    1,860,058     --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Sulfides    PROVEN             --     --           --     --     648,299   3.14    1,616,093   3.22
            ---------------------------------------------------------------------------------------
            PROBABLE      291,475   3.81      831,605   3.51      37,324   3.01      175,985   2.58
            ---------------------------------------------------------------------------------------
            TOTAL ORE     291,475   3.81      831,605   3.51     685,623   3.13    1,792,078   3.16
            ---------------------------------------------------------------------------------------
            WASTE         368,931     --    2,491,316     --   1,366,480     --    4,498,377     --
            ---------------------------------------------------------------------------------------
            TOTAL         660,406     --    3,322,921     --   2,052,103     --    6,290,455     --
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Total       PROVEN             --     --           --     --   1,095,229   3.12    2,446,966   3.31
            ---------------------------------------------------------------------------------------
            PROBABLE    1,680,602   2.21    1,857,397   2.75     106,307   2.95      361,857   2.41
            ---------------------------------------------------------------------------------------
            TOTAL ORE   1,680,602   2.21    1,857,397   2.75   1,201,536   3.10    2,808,822   3.19
            ---------------------------------------------------------------------------------------
            WASTE       3,913,790     --    9,747,063     --   3,934,540     --   10,879,167     --
            ---------------------------------------------------------------------------------------
            TOTAL       5,594,392     --   11,604,461     --   5,136,076     --   13,687,989     --
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
      RESOURCE          BUESICHEM AREA - DESIGN PITS, AS AT OCTOBER 31, 2001         TOTAL
------------------------------------------------------------------------------------------------
                                            BUESICHEM
   CLASSIFICATION       BUESICHEM NORTH     TRANSITION      BUESICHEM SULFIDE       SUMMARY
------------------------------------------------------------------------------------------------
                         TONNES   g/t      TONNES    g/t      TONNES     g/t     TONNES     g/t
                        -------   ----   ---------   ----   ---------   ----   ----------   ----
------------------------------------------------------------------------------------------------
Oxides      PROVEN       28,955   2.29      89,442   2.37          --   2.37    1,155,241   3.26
            ------------------------------------------------------------------------------------
            PROBABLE    146,427   2.14     561,294   2.41      20,004   2.01    2,804,162   1.99
            ------------------------------------------------------------------------------------
            TOTAL ORE   175,382   2.16     650,735   2.40      20,004   2.01    3,959,403   2.36
            ------------------------------------------------------------------------------------
            WASTE       267,778     --   2,049,171     --   1,070,026     --   18,641,355     --
            ------------------------------------------------------------------------------------
            TOTAL       443,161     --   2,699,907     --   1,090,030     --   23,184,703     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Transition  PROVEN           --     --       8,649   3.13          --     --      249,607   3.24
            ------------------------------------------------------------------------------------
            PROBABLE         --     --     654,788   2.96      93,136   2.78    1,341,260   2.79
            ------------------------------------------------------------------------------------
            TOTAL ORE        --     --     663,436   2.96      93,136   2.78    1,590,867   2.86
            ------------------------------------------------------------------------------------
            WASTE            --     --     721,282     --   2,149,114     --    7,365,473     --
            ------------------------------------------------------------------------------------
            TOTAL            --     --   1,384,718     --   2,242,250     --    8,985,047     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Sulfides    PROVEN           --     --          --     --          --     --    2,264,392   3.20
            ------------------------------------------------------------------------------------
            PROBABLE         --     --          --     --   1,600,972   2.92    2,937,361   3.16
            ------------------------------------------------------------------------------------
            TOTAL ORE        --     --          --     --   1,600,972   2.92    5,201,753   3.17
            ------------------------------------------------------------------------------------
            WASTE            --     --          --     --   2,668,696     --   11,393,800     --
            ------------------------------------------------------------------------------------
            TOTAL            --     --          --     --   4,269,668     --   16,619,193     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total       PROVEN       28,955   2.29      98,090   2.44          --     --    3,669,240   3.22
            ------------------------------------------------------------------------------------
            PROBABLE    146,427   2.14   1,216,081   2.70   1,714,112   2.90    7,082,784   2.63
            ------------------------------------------------------------------------------------
            TOTAL ORE   175,382   2.16   1,314,172   2.68   1,714,112   2.90   10,752,024   2.83
            ------------------------------------------------------------------------------------
            WASTE       267,778     --   2,770,453     --   5,887,836     --   37,400,628     --
            ------------------------------------------------------------------------------------
            TOTAL       443,161     --   4,084,625     --   7,601,948     --   48,152,651     --
------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 58


                                    TABLE 6.9
            BOGOSO - CONCESSION RESERVES WITHIN OPTIMIZED PIT SHELLS
                             AS AT 19 NOVEMBER 2001

------------------------------------------------------------------------------------------------------------------
                           CHUJAH PIT          DUMASI PIT         BOGOSO NORTH     CHUJAH SOUTH       SUMMARY
------------------------------------------------------------------------------------------------------------------
                           TONS      g/t       TONS      g/t       TONS     g/t    TONS   g/t       TONS      g/t
------------------------------------------------------------------------------------------------------------------
Oxides      PROVEN          40,483   2.91      156,860   1.90          --     --     --     --      197,343   2.11
            ------------------------------------------------------------------------------------------------------
            PROBABLE        14,840   2.40      166,344   1.72     135,432   2.49     --     --      316,615   2.08
            ------------------------------------------------------------------------------------------------------
            TOTAL ORE       55,323   2.77      323,204   1.81     135,432   2.49     --     --      513,958   2.09
            ------------------------------------------------------------------------------------------------------
            WASTE        2,684,884     --    2,220,148     --     417,907     --     --     --    5,322,939     --
            ------------------------------------------------------------------------------------------------------
            TOTAL        2,740,207     --    2,543,351     --     553,339     --     --     --    5,836,897     --
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Transition  PROVEN         134,288   3.37      239,536   2.80          --     --     --     --      373,824   3.00
            ------------------------------------------------------------------------------------------------------
            PROBABLE        46,054   3.10       62,711   2.62     272,273   3.30     --     --      381,039   3.17
            ------------------------------------------------------------------------------------------------------
            TOTAL ORE      180,342   3.30      302,247   2.76     272,273   3.30     --     --      754,863   3.09
            ------------------------------------------------------------------------------------------------------
            WASTE        3,658,170     --    2,246,634     --   1,069,216     --     --     --    6,974,020     --
            ------------------------------------------------------------------------------------------------------
            TOTAL        3,838,512     --    2,548,881     --   1,341,489     --     --     --    7,728,883     --
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Sulfides    PROVEN       2,232,129   4.16    2,236,874   3.12     518,122   4.49     --     --    4,987,126   3.73
            ------------------------------------------------------------------------------------------------------
            PROBABLE        64,815   3.73      153,176   2.88     234,712   3.24     --     --      452,703   3.19
            ------------------------------------------------------------------------------------------------------
            TOTAL        2,296,944   4.14    2,390,051   3.11     752,834   4.10     --     --    5,439,828   3.68
            ------------------------------------------------------------------------------------------------------
            WASTE          920,558     --    3,577,487     --   1,512,785     --     --     --   14,010,831     --
            ------------------------------------------------------------------------------------------------------
            TOTAL       11,217,502     --    5,967,538     --   2,265,619     --     --     --   19,450,659     --
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Total       PROVEN       2,406,900   4.09    2,633,270   3.02     518,122   4.49     --     --    5,558,293   3.62
            ------------------------------------------------------------------------------------------------------
            PROBABLE       125,709   3.34      382,231   2.33     642,417   3.11     --     --    1,150,357   2.88
            ------------------------------------------------------------------------------------------------------
            TOTAL        2,532,609   4.05    3,015,501   2.93   1,160,539   3.73     --     --    6,708,649   3.49
            ------------------------------------------------------------------------------------------------------
            WASTE       15,263,612     --    8,044,269     --   2,999,908     --     --     --   26,307,789     --
            ------------------------------------------------------------------------------------------------------
            TOTAL       17,796,221     --   11,059,771     --   4,160,447     --     --     --   33,016,438     --
------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 59


7.0 MINING OPERATIONS

7.1 MINING OPERATIONS

Mining at Bogoso is presently carried out by open pit methods using the company-owned mining fleet. The combined Prestea - Bogoso mine will also use open-pit methods but using a mining contractor. BGL is in discussion with two potential mining contractors and a contract is anticipated to be initiated in December, 2001.

Mining of the oxide resource in the Buesichem pit commenced during the latter part of October. Grades and recoveries are as anticipated.

7.2 MINING METHOD

At Bogoso, the ore and waste are drilled and blasted on 3 m lifts with mining of waste in 3 m lifts and mining of ore on 3 m benches. The costs of blasting increase as mining moves from oxide ore to sulfide ore. The ore is loaded by hydraulic excavators into 50 t capacity rear dump haul trucks. The haul trucks carry the ore material to the processing plant and the waste rock to the waste dumps. Low grade material mined is stockpiled at appropriate locations for later processing as is any transition material mined. Mining is carried out 24 hours per day, 6 days per week. Some transition material has been processed during periods of low oxide exposure, and more is scheduled to be processed during the mine life.

Ancillary equipment including bulldozers, graders, water trucks and service vehicles support the mining activities for such purposes as haulage, road construction and maintenance, and dust and erosion control.

Waste material from mining operations is hauled to waste dumps located in close proximity to the pits. BGL has a progressive reclamation program which means that rehabilitation work is undertaken concurrent with mining operations whenever possible and rehabilitation works are commenced at a waste dump as soon as dumping has ceased.

A similar mining method is planned for the Prestea deposits. For Plant North and Beta Boundary deposits, BGL plans to use mining haul trucks to haul ore out of the pits, to an ore stockpile on the pit perimeters, from where it will be re-handled into on-highway trucks for onward haulage by contractor to the Bogoso processing plant. This is considered necessary to cross the road bridge across the Ankobra River. The trucks will turn off the highway just after the bridge onto a haul road that will be driven down from the Buesichem deposit.

7.3 GRADE CONTROL

Grade control for oxide and transition ore is practiced using rip line sampling. For sulfide material, it is intended to drill reverse circulation drill holes at 10 m spacing prior to mining and augment this with sample data from blast hole drilling. Historically, the mine production at Bogoso tends to be higher than forecast

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 60


from the geological model whereas the grade tends to be slightly lower suggesting excess dilution or addition of low grade material.

Cut-off grades are determined for each pit and type of ore based on haulage costs, processing costs, recovery and G&A costs at different gold prices.

The grade of the oxide material varies considerably within the mining zone, in vertical and horizontal directions, and also from one deposit to another. Efforts are therefore made to mine from several locations at once and to blend the feed to the processing plant on the run-of-mine stockpile. As the Bogoso oxide resources become exhausted, the oxide feed to the Bogoso plant will tend to come from only one or two locations on the Prestea property, so blending becomes more important.

7.4 PRODUCTION SCHEDULE

The mine plan is based on the following sequence:

- Mining will continue on the current Bogoso oxide and transition resources and from the Buesichem pits.

- Buesichem and Bogoso material will be mined concurrently while access is prepared to Plant-North pit.

- Plant-North will provide the Bogoso plant with oxide, transition and primary ore material until mid-2005.

- Beta Boundary and Plant-North will then be mined concurrently until they are worked out and Bogoso is modified to treat sulfide material.

-     The Bogoso and Buesichem sulfide resources would then be mined.

- Sub-grade stockpiles at Bogoso will be processed at the end of the mine life.

The production schedule is presented as Tables 7.1 to 7.8. It should be noted that the Buesichem production schedule (Table 7.1) has an additional 275,580 t of oxide resource scheduled which are not included in the resource statement. This incremental volume is based on RAB drilling for grade control and has not yet been included in the resource model. The Buesichem resource model will be updated using the approximately 180 RAB holes (collared on a 12.5 m nominal spacing on a 25 m section spacing) and 50 RC holes totalling 3,000 m. The RAB holes are being used for grade control in advance of current mining. The RAB holes have added an estimated 229,000 t of oxide colluvial at a gold grade of
2.16 g/t.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 61


The Buesichem reserve base and production schedules incorporates three design pits, Buesichem North (currently being mined) Buesichem Transition and Buesichem Sulfide. The transition and sulfide pit shells both contain oxide resources that will be extracted prior to transition and sulfide mining.

Allowances are made for 5 % mining dilution and a mining recovery of 98 %. The effective grade of ore fed to the processing plant is therefore 93.33 % of that predicted by the block model(100/105*98 %). This effective grade is used in calculating the quantity of gold fed to the mill. The process recovery for the particular ore is then applied to estimate the recovery of gold.

Development of an open pit operation at Plant North will require the relocation of extensive infrastructure associated with the existing Prestea Goldfields Limited underground operation. This will include their current process plant and a power line belonging to the Volta River Power Authority that brings power for the region not just for the PGR operation.

Bogoso has an agreement to process PGL ore on a toll treatment basis and we have no reason to believe that the relocation is not feasible. There is, however, a risk in terms of the timing for completion of the relocation. The BGL agreement with PGR allows them to make use of toll treatment of PGR underground ore during the period that the PGR processing facilities are out of commission. It also allows for toll treatment to become the sole method of processing PGR ore, should both parties agree, thereby avoiding having to provide them with their own alternative facility. Timing risks are therefore mainly to do with impediments that PGR put in BGL's way.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 62


                                    TABLE 7.1
                         PRODUCTION SCHEDULE - BUESICHEM

------------------------------------------------------------------------------------------------------------------------------------
                    UNITS     2001       2002    2003  2004    2005     2006        2007    2008  2009  2010  2011  2012     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Oxide Ore Mined    tonnes    481,664    344,454    --    --   17,400      2,605         --    --    --    --    --    --     846,123
Resource Grade     Au g/t       2.38       2.72    --    --     2.06       2.86         --    --    --    --    --    --        2.51
Mined Grade        Au g/t       2.22       2.54    --    --     1.92       2.67         --    --    --    --    --    --        2.34
Recovered Grade    Au g/t       1.69       1.93    --    --     1.44          2         --    --    --    --    --    --        1.78
Waste Mined        tonnes  1,503,524    813,424    --    --  298,377    771,648         --    --    --    --    --    --   3,386,973

Transition Ore
  Mined            tonnes         --    663,437    --    --       --     93,135         --    --    --    --    --    --     756,572
Resource Grade     Au g/t         --       3.17    --    --       --       2.99         --    --    --    --    --    --        3.15
Mined Grade        Au g/t         --       2.96    --    --       --        279         --    --    --    --    --    --        2.94
Recovered Grade    Au g/t         --       1.33    --    --       --       1.26         --    --    --    --    --    --        1.32
Waste Mined        tonnes         --    721,282    --    --       --  2,082,903     66,211    --    --    --    --    --   2,870,396

Refractory
  Sulfide
  Ore Mined        tonnes         --         --    --    --       --    275,168  1,325,804    --    --    --    --    --   1,600,972
Resource Grade     Au g/t         --         --    --    --       --       2.92       3.18    --    --    --    --    --        3.13
Mined Grade        Au g/t         --         --    --    --       --       2.72       2.97    --    --    --    --    --        2.92
Recovered Grade    Au g/t         --         --    --    --       --       2.31       2.52    --    --    --    --    --        2.49
Waste Mined        tonnes         --         --    --    --       --    317,292  2,351,404    --    --    --    --    --   2,668,696

Total Ore Mined    tonnes    481,664  1,007,891    --    --   17,400    370,909  1,325,804    --    --    --    --    --   3,203,668
Resource Grade     Au g/t       2.28       3.02    --    --     2.06       2.93       3.18    --    --    --    --    --        2.97
Mined Grade        Au g/t       2.22       2.82    --    --     1.92       2.74       2.97    --    --    --    --    --        2.77
Recovered Grade    Au g/t       1.69       1.53    --    --     1.44       2.05       2.52    --    --    --    --    --        2.02
Waste Mined        tonnes  1,503,525  1,534,707    --    --  298,377  3,171,843  2,417,615    --    --    --    --         8,926,067
Total Mined        tonnes  1,985,189  2,542,597    --    --  315,777  3,542,752  3,746,419    --    --    --    --    --  12,129,734
------------------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 63


                                    TABLE 7.2
                        PRODUCTION SCHEDULE - PLANT-NORTH

------------------------------------------------------------------------------------------------------------------------------------
                    UNITS   2001     2002       2003       2004        2005     2006  2007  2008  2009  2010  2011  2012    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Oxide Ore Mined     tonnes    --    756,936    490,443      1,439           --    --    --    --    --    --    --    --   1,248,818
Resource Grade      Au g/t    --       3.35       3.56       2.17           --    --    --    --    --    --    --    --        3.43
Mined Grade         Au g/t    --       3.13       3.32       2.03           --    --    --    --    --    --    --    --         3.2
Recovered Grade     Au g/t    --        2.6       2.76       1.68           --    --    --    --    --    --    --    --        2.66
Waste Mined         tonnes    --  3,246,869  3,565,972    102,404           --    --    --    --    --    --    --    --   6,915,245

Transition Ore
  Mined             tonnes    --     50,307    105,691    127,841           --    --    --    --    --    --    --    --     283,839
Resource Grade      Au g/t    --       3.22       3.33       3.47           --    --    --    --    --    --    --    --        3.37
Mined Grade         Au g/t    --       3.01       3.11       3.24           --    --    --    --    --    --    --    --        3.15
Recovered Grade     Au g/t    --        2.5       2.58       2.69           --    --    --    --    --    --    --    --        2.65
Waste Mined         tonnes    --    407,078    480,115  1,146,411           --    --    --    --    --    --    --    --   2,033,604

Non-Refractory
  Primary Ore
  Mined             tonnes    --    402,469    283,154    890,313      901,766    --    --    --    --    --    --    --   2,477,702
Resource Grade      Au g/t    --       3.16       3.65       3.48         3.29    --    --    --    --    --    --    --        3.38
Mined Grade         Au g/t    --       2.95       3.41       3.25         3.07    --    --    --    --    --    --    --        3.15
Recovered Grade     Au g/t    --       2.48       2.86       2.73         2.58    --    --    --    --    --    --    --        2.65
Waste Mined         tonnes    --    976,025    405,249  3,324,196    1,159,387    --    --    --    --    --    --    --   5,864,857

Total Ore Mined     tonnes    --  1,209,711    879,288  1,019,593      901,766    --    --    --    --    --    --    --   4,010,358
Resource Grade      Au g/t    --       3.28       3.56       3.47         3.29    --    --    --    --    --    --    --        3.39
Mined Grade         Au g/t    --       3.06       3.32       3.24         3.07    --    --    --    --    --    --    --        3.17
Recovered Grade     Au g/t    --       2.55       2.77       2.72         2.58    --    --    --    --    --    --    --        2.65
Waste Mined         tonnes    --  4,629,973  4,451,336  4,573,011    1,159,387    --    --    --    --    --    --    --  14,813,707
------------------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 64


                                    TABLE 7.3
                        PRODUCTION SCHEDULE BETA BOUNDARY

--------------------------------------------------------------------------------------------------------------------------------
                 UNITS   2001  2002     2003       2004       2005        2006    2007  2008  2009  2010  2011  2012    TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Oxide Ore Mined  tonnes    --    --    968,983    288,512    550,171      56,797    --    --    --    --    --    --   1,864,463
Resource Grade   Au g/t    --    --       1.86       1.73        2.2        1.91    --    --    --    --    --    --        1.94
Mined Grade      Au g/t    --    --       1.74       1.62       2.05        1.79    --    --    --    --    --    --        1.81
Recovered Grade  Au g/t    --    --        1.6       1.49       1.89        1.64    --    --    --    --    --    --        1.67
Waste Mined      tonnes    --    --  2,689,259  1,184,999  4,138,429     326,447    --    --    --    --    --    --   8,339,134

Transition Ore
  Mined          tonnes    --    --      2,139    165,926    119,487     262,903    --    --    --    --    --    --     550,455
Resource Grade   Au g/t    --    --       1.42       3.32       2.25         2.7    --    --    --    --    --    --        2.78
Mined Grade      Au g/t    --    --       1.33        3.1        2.1        2.52    --    --    --    --    --    --        2.59
Recovered Grade  Au g/t    --    --       1.13       2.63       1.78        2.14    --    --    --    --    --    --        2.21
Waste Mined      tonnes    --    --     50,541    484,512  1,059,479     867,248    --    --    --    --    --    --   2,461,780

Non-Refractory
  Primary Ore
  Mined          tonnes    --    --         --    291,476     10,928     820,677    --    --    --    --    --    --   1,123,081
Resource Grade   Au g/t    --    --         --       4.08       3.08        3.76    --    --    --    --    --    --        3.84
Mined Grade      Au g/t    --    --         --       3.81       2.87        3.51    --    --    --    --    --    --        3.58
Recovered Grade  Au g/t    --    --         --       3.24       2.44        2.98    --    --    --    --    --    --        3.04
Waste Mined      tonnes    --    --         --    368,930    228,316   2,262,452    --    --    --    --    --    --   2,859,698

Total Ore Mined  tonnes    --    --    971,123    745,913    680,586   1,140,378    --    --    --    --    --    --   3,538,000
Resource Grade   Au g/t    --    --       1.86          3       2.22        3.42    --    --    --    --    --    --        2.67
Mined Grade      Au g/t    --    --       1.74        2.8       2.07        3.19    --    --    --    --    --    --         2.5
Recovered Grade  Au g/t    --    --        1.6       2.43       1.88        2.72    --    --    --    --    --    --        2.19
Waste Mined      tonnes    --    --  2,739,799  2,038,442  5,426,225   3,456,148    --    --    --    --    --        13,660,614

Total Mined      tonnes    --    --  3,710,922  2,784,355  6,106,811   4,596,525    --    --    --    --    --    --  17,198,614
--------------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 65


                                    TABLE 7.4
                      PRODUCTION SCHEDULE - CHUJAH & DUMASI

------------------------------------------------------------------------------------------------------------------------------------
                 UNITS   2001  2002  2003  2004  2005  2006     2007       2008       2009       2010       2011    2012    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Oxide Ore Mined  tonnes    --    --    --    --    --    --     53,401    324,784        342         --         --    --     378,527
Resource Grade   Au g/t    --    --    --    --    --    --       3.04       1.93       1.54         --         --    --        2.09
Mined Grade      Au g/t    --    --    --    --    --    --       2.84       1.81       1.44         --         --    --        1.95
Recovered Grade  Au g/t    --    --    --    --    --    --       2.35       1.48       1.20         --         --    --        1.60
Waste Mined      tonnes    --    --    --    --    --    --  2,109,041  2,477,883    288,560     29,550         --    --   4,905,033

Transition Ore
  Mined          tonnes    --    --    --    --    --    --     47,070    303,493     12,111      7,916         --    --     428,589
Resource Grade   Au g/t    --    --    --    --    --    --       3.12       2.96       3.90       3.80         --    --        3.23
Mined Grade      Au g/t    --    --    --    --    --    --       2.91       2.76       3.64       3.55         --    --        3.02
Recovered Grade  Au g/t    --    --    --    --    --    --       2.24       2.13       2.80       2.73         --    --        2.32
Waste Mined      tonnes    --    --    --    --    --    --    414,968  2,089,176  2,328,352  1,072,307         --    --   5,904,803

Refractory
  Sulfide Ore
  Mined          tonnes    --    --    --    --    --    --         --    210,772  1,576,523  1,321,136  1,578,564    --   4,686,995
Resource Grade   Au g/t    --    --    --    --    --    --         --       3.24       3.23       3.85       4.62    --        3.87
Mined Grade      Au g/t    --    --    --    --    --    --         --       3.03       3.01       3.59       4.31    --        3.62
Recovered Grade  Au g/t    --    --    --    --    --    --         --       2.66       2.67       3.16       3.79    --        3.18
Waste Mined      tonnes    --    --    --    --    --    --     20,471    312,898  3,909,364  5,766,058  2,489,255    --  12,498,046

Total Ore Mined  tonnes          --    --    --    --    --    100,471    839,049  1,700,976  1,329,052  1,578,564    --   5,548,112
Resource Grade   Au g/t    --    --    --    --    --    --       3.08       2.63       3.28       3.83       4.62    --        3.69
Mined Grade      Au g/t    --    --    --    --    --    --       2.87       2.46       3.06       3.57       4.31    --        3.44
Recovered Grade  Au g/t    --    --    --    --    --    --        2.3       2.03       2.66       3.15       3.79    --        3.00
Waste Mined      tonnes    --    --    --    --    --    --  2,544,479  4,879,958  6,526,276  6,867,915  2,489,255    --  23,307,883

Total Mined      tonnes    --    --    --    --    --    --    2644950  5,719,006  8,227,252  8,196,967  4,067,819    --  28,855,994
------------------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 66


                                    TABLE 7.5
                       PRODUCTION SCHEDULE - BOGOSO NORTH

---------------------------------------------------------------------------------------------------------------------------------
                              UNITS   2001  2002  2003  2004  2005  2006     2007       2008    2009  2010  2011  2012    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Oxide Ore Mined               tonnes    --    --    --    --    --    --    135,432         --    --    --    --    --    135,432
Resource Grade                Au g/t    --    --    --    --    --    --       2.67         --    --    --    --    --       2.67
Mined Grade                   Au g/t    --    --    --    --    --    --       2.49         --    --    --    --    --       2.49
Recovered Grade               Au g/t    --    --    --    --    --    --       2.07         --    --    --    --    --       2.07
Waste Mined                   tonnes    --    --    --    --    --    --    417,194        713    --    --    --    --    417,907

Transition Ore Mined          tonnes    --    --    --    --    --    --    168,966    103,308    --    --    --    --    272,274
Resource Grade                Au g/t    --    --    --    --    --    --       4.07       2.67    --    --    --    --       3.54
Mined Grade                   Au g/t    --    --    --    --    --    --        3.8       2.49    --    --    --    --        3.3
Recovered Grade               Au g/t    --    --    --    --    --    --       2.93       1.92    --    --    --    --       2.54
Waste Mined                   tonnes    --    --    --    --    --    --    800,719    268,496    --    --    --    --  1,069,215

Refractory Sulfide Ore Mined  tonnes    --    --    --    --    --    --     20,332    732,502    --    --    --    --    752,834
Resource Grade                Au g/t    --    --    --    --    --    --       4.62       4.39    --    --    --    --        4.4
Mined Grade                   Au g/t    --    --    --    --    --    --       4.31        4.1    --    --    --    --       4.11
Recovered Grade               Au g/t    --    --    --    --    --    --       3.66       3.49    --    --    --    --       3.49
Waste Mined                   tonnes    --    --    --    --    --    --     71,407  1,441,378    --    --    --    --  1,512,785

Total Ore Mined               tonnes    --    --    --    --    --    --    324,730    835,810    --    --    --    --  1,160,540
Resource Grade                Au g/t    --    --    --    --    --    --       3.52       4.18    --    --    --    --          4
Mined Grade                   Au g/t    --    --    --    --    --    --       3.29        3.9    --    --    --    --       3.73
Recovered Grade               Au g/t    --    --    --    --    --    --       2.61       3.29    --    --    --    --        3.1
Waste Mined                   tonnes    --    --    --    --    --    --  1,289,320  1,710,587    --    --    --    --  2,999,907
Total Mined                   tonnes    --    --    --    --    --    --  1,614,050  2,546,397    --    --    --    --  4,160,447
---------------------------------------------------------------------------------------------------------------------------------


                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 67


                                    TABLE 7.6
               PRODUCTION SCHEDULE - BGL OXIDE & TRANSITION MINING

----------------------------------------------------------------------------------------------------------------
                      UNITS     2001   2002  2003  2004  2005  2006  2007  2008  2009  2010  2011  2012   TOTAL
----------------------------------------------------------------------------------------------------------------
Oxide Ore Mined       tonnes   10,000    --    --    --    --    --    --    --    --    --    --    --   10,000
Resource Grade        Au g/t     2.24    --    --    --    --    --    --    --    --    --    --    --     2.24
Mined Grade           Au g/t     2.09    --    --    --    --    --    --    --    --    --    --    --     2.09
Recovered Grade       Au g/t     1.67    --    --    --    --    --    --    --    --    --    --    --     1.67
Waste Mined           tonnes   25,421    --    --    --    --    --    --    --    --    --    --    --   25,421

Transition Ore Mined  tonnes       --    --    --    --    --    --    --    --    --    --    --    --       --
Resource Grade        Au g/t       --    --    --    --    --    --    --    --    --    --    --    --       --
Mined Grade           Au g/t       --    --    --    --    --    --    --    --    --    --    --    --       --
Recovered Grade       Au g/t       --    --    --    --    --    --    --    --    --    --    --    --       --
Waste Mined           tonnes       --    --    --    --    --    --    --    --    --    --    --    --       --

Total Ore Mined       tonnes  200,521    --    --    --    --    --    --    --    --    --    --    --  200,521
Resource Grade        Au g/t        3    --    --    --    --    --    --    --    --    --    --    --        3
Mined Grade           Au g/t      2.8    --    --    --    --    --    --    --    --    --    --    --      2.8
Recovered Grade       Au g/t     1.45    --    --    --    --    --    --    --    --    --    --    --     1.45
Waste Mined           tonnes  212,242    --    --    --    --    --    --    --    --    --    --    --  212,242
Total Mined           tonnes                                                                             412,763
----------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 68


                                    TABLE 7.7
                  PRODUCTION SCHEDULE - TOTAL MINING PRODUCTION

--------------------------------------------------------------------------------------------
                    UNITS      2001       2002       2003      2004        2005      2006
--------------------------------------------------------------------------------------------
Oxide Ore Mined     tonnes    491,664  1,101,390  1,459,426    289,951    567,571     59,403
Resource Grade      Au g/t       2.38       3.15       2.43       1.73        2.2       1.95
Mined Grade         Au g/t       2.22       2.94       2.27       1.62       2.05       1.82
Recovered Grade     Au g/t       1.69       2.39       1.99       1.49       1.88       1.66
Waste Mined         tonnes  1,528,945  4,060,293  6,255,231  1,287,403  4,436,807  1,098,095

MOX Transition Ore
  Mined             tonnes         --     50,307    107,830    293,767    119,487    262,903
Resource Grade      Au g/t         --       3.22       3.29       3.38       2.25        2.7
Mined Grade         Au g/t         --       3.01       3.07       3.16        2.1       2.52
Recovered Grade     Au g/t         --        2.5       2.55       2.66       1.78       2.14
Waste Mined         tonnes         --    407,078    530,656  1,630,923  1,059,479    867,248

Non-Refractory
  Primary Ore
  Mined             tonnes         --    402,469    283,154  1,181,788    912,694    820,677
Resource Grade      Au g/t         --       3.16       3.65       3.63       3.28       3.76
Mined Grade         Au g/t         --       2.95       3.41       3.38       3.06       3.51
Recovered Grade     Au g/t         --       2.48       2.86       2.85       2.57       2.98
Waste Mined         tonnes         --    976,025    405,249  3,693,127  1,387,703  2,262,452

Refractory
  Transition
  Ore Mined         tonnes         --    663,437         --         --         --     93,135
Resource Grade      Au g/t         --       3.17         --         --         --       2.99
Mined Grade         Au g/t         --       2.96         --         --         --       2.79
Recovered Grade     Au g/t         --       1.33         --         --         --       1.26
Waste Mined         tonnes         --    721,282         --         --         --  2,082,903

Refractory Sulfide
  Ore Mined         tonnes         --         --         --         --         --    275,168
Resource Grade      Au g/t         --         --         --         --         --       2.92
Mined Grade         Au g/t         --         --         --         --         --       2.72
Recovered Grade     Au g/t         --         --         --         --         --       2.31
Waste Mined         tonnes         --         --         --         --         --    317,292
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                    UNITS     2007       2008       2009       2010       2011     2012     TOTAL
----------------------------------------------------------------------------------------------------
Oxide Ore Mined     tonnes    188,833    324,784        342         --         --     --   4,483,364
Resource Grade      Au g/t       2.77       1.93       1.54         --         --     --         2.5
Mined Grade         Au g/t       2.59       1.81       1.44         --         --     --        2.33
Recovered Grade     Au g/t       2.15       1.48        1.2         --         --     --        1.97
Waste Mined         tonnes  2,526,235  2,478,596    288,560     29,550         --     --  23,989,715

MOX Transition Ore
  Mined             tonnes         --         --         --         --         --     --     834,294
Resource Grade      Au g/t         --         --         --         --         --     --        2.98
Mined Grade         Au g/t         --         --         --         --         --     --        2.78
Recovered Grade     Au g/t         --         --         --         --         --     --        2.34
Waste Mined         tonnes         --         --         --         --         --     --   4,495,384

Non-Refractory
  Primary Ore
  Mined             tonnes         --         --         --         --         --     --   3,600,782
Resource Grade      Au g/t         --         --         --         --         --     --        3.52
Mined Grade         Au g/t         --         --         --         --         --     --        3.29
Recovered Grade     Au g/t         --         --         --         --         --     --        2.77
Waste Mined         tonnes         --         --         --         --         --     --   8,724,556

Refractory
  Transition
  Ore Mined         tonnes    216,036    406,801    124,111      7,916         --     --   1,511,436
Resource Grade      Au g/t       3.86       2.89        3.9       3.80         --     --        3.25
Mined Grade         Au g/t       3.61        2.7       3.64       3.55         --     --        3.03
Recovered Grade     Au g/t       2.78       2.08        2.8       2.73         --     --        1.86
Waste Mined         tonnes  1,281,898  2,357,672  2,328,352  1,072,307         --     --   9,844,414

Refractory Sulfide
  Ore Mined         tonnes  1,346,136    943,274  1,576,522  1,321,136  1,578,564     --   7,040,800
Resource Grade      Au g/t       3.20       4.14       3.23       3.85       4.62     --        3.76
Mined Grade         Au g/t       2.99       3.86       3.01       3.59       4.31     --        3.51
Recovered Grade     Au g/t       2.54       3.30       2.65       3.16       3.79     --        3.06
Waste Mined         tonnes  2,443,282  1,754,277  3,909,364  5,766,058  1,489,255     --  16,679,528
----------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 69


-----------------------------------------------------------------------------------------
                 UNITS      2001       2002       2003       2004       2005       2006
-----------------------------------------------------------------------------------------
Total Ore Mined  tonnes    491,664  2,217,602  1,850,411  1,765,506  1,599,752  1,511,287
Resource Grade   Au g/t       2.38       3.16       2.67       3.27       2.82        3.3
Mined Grade      Au g/t       2.22       2.95       2.49       3.06       2.63       3.08
Recovered Grade  Au g/t       1.69       2.09       2.15        2.6       2.27       2.56
Waste Mined      tonnes  1,528,945  6,164,679  7,191,136  6,611,453  6,883,989  6,627,991
Total Mined      tonnes  2,020,610  8,382,281  9,041,546  8,376,959  8,483,741  8,139,277
Strip Ratio                   3.11       2.78       3.89       3.74       4.30       4.39
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                 UNITS      2007       2008       2009       2010       2011    2012    TOTAL
------------------------------------------------------------------------------------------------
Total Ore Mined  tonnes  1,751,005  1,674,858  1,700,976  1,329,052  1,578,564    --  17,470,677
Resource Grade   Au g/t       3.24       3.41       3.28       3.83       4.62    --         3.3
Mined Grade      Au g/t       3.02       3.18       3.06       3.57       4.31    --        3.08
Recovered Grade  Au g/t       2.53       2.65       2.66       3.15       3.79    --        2.58
Waste Mined      tonnes  6,251,414  6,590,545  6,526,276  6,867,915  2,489,255    --  63,733,598
Total Mined      tonnes  8,002,419  8,265,403  8,227,252  8,196,967  4,067,819    --  81,204,275
Strip Ratio                   3.57       3.93       3.84       5.17       1.58    --        3.65
------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 70


                                    TABLE 7.8
                     PRODUCTION SCHEDULE - MILLFEED SUMMARY

-----------------------------------------------------------------------------------------------------------------------
                                       UNITS    2001     2002       2003       2004       2005       2006       2007
-----------------------------------------------------------------------------------------------------------------------
Oxide Ore                              t      483,924  1,115,131  1,459,426    289,951    567,571     59,403    188,833
Oxide Ore Grade                        g/t       2.21        2.9       2.27       1.62       2.05       1.82       2.59
Oxide Ore Recoverable Grade            g/t       1.68       2.34       1.99       1.49       1.88       1.66       2.15
MOX Transition Ore                     t           --     50,307    107,830    293,767    119,487    262,903         --
MOX Transition Ore Grade               g/t         --       3.01       3.07       3.16        2.1       2.52         --
MOX Transition Ore Recoverable Grade   g/t         --        2.5       2.55       2.66       1.78       2.14         --
Non-Refractory Primary Ore             t           --    357,322    328,301  1,181,788    912,694    820,677         --
Non-Refractory Primary Grade           g/t         --       2.94       3.36       3.38       3.06       3.51         --
Non-Refractory Recoverable Grade       g/t         --       2.47       2.82       2.85       2.57       2.98         --
Refractory Transition Ore              t      160,000    545,440    117,997         --         --     93,135    216,036
Refractory Transition Ore Grade        g/t       3.00       2.98       2.85         --         --       2.79       3.61
Refractory Transition Ore Recoverable  g/t       1.50       1.34       1.28         --         --       1.26       2.78
Grade
Refractory Sulfide Ore                 t           --         --         --         --         --    275,168  1,068,289
Refractory Sulfide Ore Grade           g/t         --         --         --         --         --       2.72       2.99
Refractory Sulfide Recoverable Grade   g/t         --         --         --         --         --       2.31       2.54
Sub Grade Ore                          t           --         --      80810     19,454    311,609    209,902         --
Sub Grade Ore Grade                    g/t         --         --       0.96       0.96       0.96       0.96         --
Sub-Grade Recoverable Grade            g/t         --         --       0.72       0.72       0.72       0.72         --
Mill Feed Tonnes                       t      643,924  2,068,199  2,094,364  1,784,960  1,911,362  1,721,188  1,473,158
Mill Feed Grade                        g/t       2.41       2.93       2.46       3.03       2.36       2.82       3.03
Recoverable Grade                      g/t       1.64        2.1       2.06       2.58       2.02       2.33       2.52
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                       UNITS    2008       2009       2010       2011       2012        TOTAL
---------------------------------------------------------------------------------------------------------------
Oxide Ore                              t        324,784        342         --         --         --   4,489,365
Oxide Ore Grade                        g/t         1.81       1.44         --         --         --        2.32
Oxide Ore Recoverable Grade            g/t         1.48        1.2         --         --         --        1.96
MOX Transition Ore                     t             --         --         --         --         --     834,294
MOX Transition Ore Grade               g/t           --         --         --         --         --        2.78
MOX Transition Ore Recoverable Grade   g/t           --         --         --         --         --        2.34
Non-Refractory Primary Ore             t             --         --         --         --         --   3,600,782
Non-Refractory Primary Grade           g/t           --         --         --         --         --        3.29
Non-Refractory Recoverable Grade       g/t           --         --         --         --         --        2.77
Refractory Transition Ore              t        406,801    124,111      7,916         --         --   1,671,436
Refractory Transition Ore Grade        g/t         2.70       3.64       3.55         --         --        3.03
Refractory Transition Ore Recoverable  g/t         2.08       2.80       2.73         --         --        1.86
Grade
Refractory Sulfide Ore                 t        860,550  1,241,271  1,318,937  1,324,214    952,371   7,040,800
Refractory Sulfide Ore Grade           g/t         3.66       3.14       3.44       4.04       4.04        3.51
Refractory Sulfide Recoverable Grade   g/t         3.13       2.74       3.02       3.56       3.56        3.06
Sub Grade Ore                          t             --         --         --         --    650,726   1,272,501
Sub Grade Ore Grade                    g/t           --         --         --         --       0.96        0.96
Sub-Grade Recoverable Grade            g/t           --         --         --         --       0.72        0.72
Mill Feed Tonnes                       t      1,592,134  1,365,724  1,326,853  1,324,214  1,603,097  18,909,178
Mill Feed Grade                        g/t         3.04       3.18       3.42       4.04      22.79        2.94
Recoverable Grade                      g/t         2.52       2.75          3       3.56        2.4        2.44
---------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 71



8.0 MINERAL PROCESSING AND METALLURGICAL TESTING

8.1 INTRODUCTION

The mineralized materials available for mining at Prestea and Bogoso have a range of metallurgical characteristics. In each property, there are oxide, transition and sulfide materials.

The metallurgical characteristics of the material from the Bogoso property and the northern part of the Prestea property at Buesichem are similar. The oxide ore is readily amenable to cyanide leaching whereas the sulfide ore is refractory due to a large portion of the gold being locked in the sulfide mineral matrix (in solid solution). The transition ore appears to be a mix of oxide, partially oxidized and sulfide material which becomes more refractory as the sulfide boundary is approached. In addition, the transition and sulfide ores can locally contain graphitic and other potential preg-robbing or cyanicide agents.

At an, as yet, undefined location between Buesichem and the North Shaft-Plant deposit, the metallurgy of the mineralized material changes to the south, with the sulfide ores becoming non-refractory and containing free gold. Graphitic material is still present in localized pockets. The ore is generally amenable to gravity recovery and cyanide leach.

The processing of the various ores can be considered in four parts; the Bogoso/Buesichem oxide ores, the Bogoso/Buesichem refractory sulfide material, the Bogoso/Buesichem transition material and the remaining Prestea ores.

During 2000 and 2001, Golden Star, with oversight by SRK, has been working on a feasibility study for the refractory sulfide resources at Bogoso. The sulfide ore from the Buesichem deposit would increase the resources available to the sulfide project.

Historically, the Ghana Chamber of Mines has recorded that over 8 million ounces of gold have been produced from the Prestea concessions, mainly from the underground operations. In addition, in recent times, near-surface mining has been undertaken by illegal artisan miners. The gold has been recovered by gravity and cyanide leach circuits at Prestea while it is understood that the illegal miners use a mercury amalgam technique. Recoveries of around 80% have been reported at the existing Prestea operation by the use of gravity, flotation and CIL processing methods.

8.2 BOGOSO PROCESSING PLANT

The Bogoso mine was commissioned in 1990 with a crushing and grinding circuit for the treatment of oxide ore in a carbon in leach (CIL) circuit. In 1991 a refractory sulfide circuit was commissioned incorporating flotation, filtration and roasting of the sulfide concentrate. Both roasted concentrate and flotation tails were leached in separate CIL circuits. This operated until 1994 following which only oxides were processed until 2000. In November 2000, Bogoso installed a spirals gravity recovery circuit, followed by an intensive

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cyanide leach circuit that was commissioned in January 2001, which allowed transition material to be processed at recoveries of up to 60%. A flash flotation circuit was added in 2001 for recovery of sulfide from gravity middlings. Tailings from this circuit, which average 15 g/t - 20 g/t gold, have been stockpiled for eventual re-treatment when the processing plant is upgraded to treat refractory sulfide resources.

A simplified flow sheet of the present processing plant at Bogoso is shown as Figure 8.1.

The run-of-mine oxide ore is delivered to the crusher pad by rear-dump 50 t capacity trucks. The ore, normally less than 800 mm top-size, is fed into an ore bin by either direct dumping of the trucks or by front-end loader. The ore is discharged from the bin by a vibrating grizzly feeder sizing at 150 mm. The +150 mm oversize is crushed to below 150 mm in a jaw crusher at a rate of 300 t/h and discharged to join the grizzly underflow on the feed conveyor to a crushed ore stockpile.

The crushed ore is drawn from the stockpile via a slot feeder and conveyed to a semi-autogenous (SAG) mill at a nominal rate of 250 t/h. Water and steel balls are added to the SAG mill where the ore is further reduced in size to approximately 80% passing 0.6 mm. The SAG mill discharge is pumped to a cluster of 10 hydrocyclones, which classifies the feed into finer and coarser fractions based on particle size and specific gravity. The cyclone overflow, the finer fraction, flows to two trash screens where wood chips and other oversize materials are removed and then passes to the CIL circuit. The coarser material in the cyclone underflow flows, in part, into a ball mill for further grinding before again being pumped with the SAG mill discharge to the hydrocyclones. The ball mill is in closed circuit with the hydrocyclones. The remaining part of the cyclone underflow passes to a spiral circuit.

Average operating parameters:

                  Mill throughput                    250 t/h dry

                  Work Index                         4.5 kWh/t

                  Specific Power Consumption         8.5 kWh/t

                  Circulating Load Ratio             2

                  Steel ball consumption, SAG mill   0.30 kg/t

                  Steel ball consumption, Ball mill  0.30 kg/t

The cyclone overflow, normally at a grind- size of 70% - 80% passing 75 Fm, passes into the first of six carbon in leach tanks connected in series and permitting flow of slurry from tank to tank through inter-stage screens. A slaked lime solution is added to the first tank to raise the pH to 10.5. Activated carbon is added to the last CIL tank and is moved from tank to tank by airlift pumps counter-current to the slurry flow. Cyanide is added to the slurry, as sodium cyanide solution, to dissolve the gold contained in the mineral particles. The gold is recovered from the ore solids by leaching and subsequent adsorption onto the activated carbon.

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                                   FIGURE 8.1
                       BOGOSO PROCESSING PLANT FLOW SHEET

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The gold leaching process requires oxygen which is provided by use of compressed air sparged into the slurry and agitated with mechanical agitators. Oxygen is added to further enhance the process resulting in approximately 3% increase in gold recovery.

The loaded carbon is recovered from the first CIL tank and drained on a recovery screen. The carbon passes to the acid wash column of the carbon treatment circuit.

The tailings flowing out of the final tank, are screened to recover any entrained carbon and then pumped to the tailings dam.

The CIL circuit is operated at a pulp density of 46% solids with a 12 hour residence time and carbon concentration of 12 g/l-15 g/l of pulp.

Part of the SAG Mill cyclones underflow is fed to a spirals feed screen with the oversize passing to the feed sump to a bank of dewatering cyclones. The dewatering cyclone overflow is returned to the SAG mill feed while the underflow, containing the coarser particles is fed to the ball mill.

The underflow from the spirals feed screen is passed to a bank of spiral separators where the heavier minerals, including the pyrite, arseno-pyrite and free gold report to a concentrate. The concentrates are passed through a cyclone and the coarser underflow pass for fine grinding in a recently installed regrind ball mill operating in closed circuit with the cyclone. The regrind mill cyclone overflow is pumped to the refurbished roaster calcine CIL circuit where it is leached in high concentration cyanide. The tails pass over a carbon recovery screen and are settled in a series of settling ponds and then stockpiled for future treatment in the proposed sulfide plant. The loaded carbon from the calcine CIL circuit is recovered and drained on a recovery screen. The carbon passes to the acid wash column of the desorption circuit.

Tails from the cyclone separators are returned, with the spiral feed screen overflow, to the dewatering cyclones and the primary milling circuits.

Middlings from the spiral separators are passed to a recently installed flash flotation cell which recovers any contained sulfide and gold. The flotation concentrate passes to the regrind ball mill circuit while the flotation tails join the spiral tails.

Loaded carbon, is washed with dilute hydrochloric acid solution (3%) in the acid wash column to remove any alkaline materials (calcium, magnesium) that may have been adsorbed onto the carbon. The carbon is soaked for about two hours and then rinsed with water to remove the reaction products and any remaining acid. The carbon is then passed into an elution circuit for stripping of the gold.

In the elution column, the gold is de-sorbed from the loaded carbon by pumping sodium hydroxide solution (3.5%) at 135EC under pressure through the carbon bed. The barren carbon is reactivated by heating in a kiln to 650EC in an inert atmosphere and recycled to the CIL tanks. The gold bearing caustic solution

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from the carbon bed is passed through an electrowinning cell under pressure. The gold in the solution is deposited onto steel wool cathodes.

The gold laden steel wool is calcined and then smelted, with the molten gold poured into graphite moulds to form ingots. The bullion is marked and prepared for shipment.

8.3 OXIDE AND TRANSITION MATERIAL

The mill performance when treating oxide and transition ore at Bogoso over the past five years is shown in Table 8.1.

                                    TABLE 8.1
                MILL PERFORMANCE - OXIDE AND TRANSITION MATERIAL

------------------------------------------------------------------------------------------
                   THROUGHPUT            GOLD GRADE       GOLD PRODUCED     GOLD RECOVERY
FISCAL YEAR           (t)                   (g/t)             OUNCES            (%)
------------------------------------------------------------------------------------------
1996               1,938,114                2.27             106,090              75
------------------------------------------------------------------------------------------
1997               1,908,505                1.91             108,184            92.3
------------------------------------------------------------------------------------------
1998               2,026,804                2.12             122,585            88.7
------------------------------------------------------------------------------------------
1999               2,156,658                2.31             130,475            88.3
------------------------------------------------------------------------------------------
2000               2,137,381                2.57             108,643              63
------------------------------------------------------------------------------------------
2001*              1,378,127                2.85              58,807            46.6
------------------------------------------------------------------------------------------

*     8 months to 31 August 2001

The treatment capacity of the existing plant when treating oxide ore is around
2.1 million t/a. This drops to around 1.8 million t/a when treating transition ore. Recoveries when treating oxide ores are typically around 86%. Recoveries drop significantly when treating transitional ore to around 65% in the upper horizons to around 40% as the sulfide boundary is approached.

One of the metallurgical problems with some of the mineralized material at Bogoso is that it contains both organic carbon and graphite. These may have differing degrees of preg-robbing characteristics. At lower levels of the oxide zone and in some of the transition material variable degrees of preg-robbing have been noted, although, the use of CIL technology mitigates much of the preg-robbing effect of the organic carbon. Laboratory tests, routinely conducted, suggest that the preg-robbing potential in the oxide ore would reduce the gold recovery by 6% if a carbon-in-pulp circuit were used. The addition of the gravity circuit and flash flotation section has helped to mitigate the effects of graphite in the mill feed, but recoveries are still relatively low when processing transitional or sulfide material. will be more important when processing transition or sulfide material, as a higher proportion could be present in the feed from some areas of the property.

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There are stockpiles of low grade oxide material available at the mine site with grades of around g./t gold. Further amounts of low grade oxide material are exposed ready for mining in the operating and worked pits. The quantity of low grade material has been estimated at 2.0 Mt.

The dumps have been tested both by BGL (October, 1998) and by Kappes, Cassidy and Associates (December, 1998). A preliminary examination has indicated that the ore is amenable to heap leach operation but would require significant cement addition and agglomeration to prevent slumping of the leach pads. Recoveries of 80% would be achieved with the material crushed to 80% passing 25 mm. The study concluded, however, that it would be more economic to treat the material in the existing CIL circuit. If overall operating costs were to be reduced as the mine neared the end of its available resources, then preliminary economics suggest that processing the low grade material through the CIL plant could provide a positive cash flow. The material could also be used to provide feed to the mill during investigations into the processing of sulfide ores.

8.4 SULFIDE ORE

Sulfide ore was mined and processed during the years 1991 to 1994. The plant consisted of comminution, flotation, concentrate roasting and CIL treatment of the calcine and flotation tailings to recover the gold.

The plant did not achieve its sulfide ore design criteria objectives primarily because of poor flotation recoveries. The recoveries were low because the mean depth from which the ore was obtained was 5,021 m RL, a depth currently classified as on the sulfide-transition ore border. The high sulfur feed grade (22%) required to maintain auto-thermal conditions in the roaster could not be achieved without significant cleaning of the concentrate. A de-sliming classification circuit was commissioned on flotation feed to remove some of the slimes. Significant amounts of gold were lost with the fine sulfides to the cyclone overflow. External heat had to be introduced into the roaster by means of diesel-fired burners to compensate for the low sulfur feed grade. Eventually, the burners significantly damaged the roaster internals. The roaster was decommissioned in 1994 and has since been removed for scrap.

The performance of the sulfide plant while in use is summarized in Table 8.2

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                                    TABLE 8.2
                       MILL PERFORMANCE - SULFIDE MATERIAL

      --------------------------------------------------------------------
                         THROUGHPUT          GOLD GRADE      GOLD RECOVERY
      --------------------------------------------------------------------
      FISCAL YEAR            (t)               (g/t)               (%)
      --------------------------------------------------------------------
         1991              448,140              4.86              61.7
      --------------------------------------------------------------------
         1992              601,364              5.02              59.7
      --------------------------------------------------------------------
         1993              912,533              3.82              67.1
      --------------------------------------------------------------------
         1994              101,054               3.5              71.4
      --------------------------------------------------------------------

Annual throughput was less than half that of subsequent oxide processing and recoveries were low, offset somewhat by the higher grade of the sulfide ore treated.

Signet Engineering, in a review of operations of the Bogoso plant (Signet,1999) discussed the four options considered for treating the refractory sulfide ores at Bogoso:

-     Replace existing roaster with improved unit. (recovery estimate 71%),

- install bio-oxidation plant while using existing grinding and flotation circuits. (Recovery estimate 74%),

- install bio-oxidation plant with upgraded grinding and flotation circuits. (Recovery estimate 85%), and;

- install pressure oxidation plant treating product from upgraded and grinding circuits. (Recovery estimate 85%).

Signet concluded that the bio-oxidation process with upgraded grinding and flotation circuits would be the best option, but further work was needed before any commitment could be made. Experience with bio-oxidation by Ashanti at Obuasi nearby may give confidence in the bio-oxidation technology recommended.

After taking over the Bogoso operation in 1999, Golden Star initiated a full scale test-work program to determine the best way to process these materials.

A Sulfide Project feasibility study is nearing completion under the auspices of SRK in Johannesburg, who will have the overall review and the final sign off on this project. Most of the work that will comprise the feasibility study was carried out in 2000 and in early 2001. Golden Star has elected to use as much in-house expertise as it can, and has carried out its own exploration work and resource definitions, with SRK being involved to provide the specialist input.

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The process design was carried out with the benefit of an analysis of the performance of the Bogoso process plant when the flotation section was last in operation. The following table compares the original sulfide ore design criteria by Minproc and the actual plant performance for the period between February 1991 and February 1994 when the sulfide plant was operating.

                                    TABLE 8.3
                 DESIGN CRITERIA VS. PLANT PERFORMANCE 1991-1994

-------------------------------------------------------------------------------
                         ROASTER DESIGN CRITERIA          PLANT PERFORMANCE
-------------------------------------------------------------------------------
Productivity:
Flotation Feed P80             75 micron              91 micron (final 6 months)
Mill Feed Rate                 112.5 t/h                       131 t/h
Mass Pull                     8 t/h (7.1%)                   5.3 t/h (4.1%)
-------------------------------------------------------------------------------
Sulfur:
Feed Grade                    1.6% (typical)                   1.10%
Concentrate Grade              22% (typical)                   24.3%
Float Recovery           97.8% (inferred typical)              87.2%
-------------------------------------------------------------------------------
Gold:
Total Recovery               86% (maximum)                     74.4%
Float tail CIL recovery           60%                           38%
Calcine CIL recovery              88%                           85%
Float recovery            92.9% (inferred max)                 69.7%
-------------------------------------------------------------------------------

A comprehensive metallurgical test-work program was undertaken aimed at treating ore between 5,030 m RL and 4,860 m RL by means of gravity concentration by the existing spirals, flotation, bacterial oxidation of the combined concentrate and CIL leaching of the oxidized product.

The hardness, the various grades and recoveries of the ore all vary with depth. It is intended to use the existing plant and equipment and supplement that with a Biox section, additional flotation and ancillary equipment.

The test-work identified that:

- the ore increases in hardness and abrasion at depth to the 4925 m level, after which hardness remains constant,

- the existing comminution circuits at Bogoso are capable of treating, on average, 1.5 million t/a ranging from 1.3 million t/a to 1.7 million t/a depending on the depth of the ore,

- flotation gold recovery increases, at depth, from 89% at 5030 m to 96%-97% at 4865 m after which recovery remains constant,

- flotation gold recovery is relatively insensitive to grind particularly below 4985 m. Optimum grind size is relatively coarse at P80 of 140 microns,

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-     the relationship between sulphur oxidation and CIL recovery is relatively flat at the higher levels of oxidation making the process relatively robust against fluctuations in sulphur oxidation. Optimum sulphur oxidation is 91%, equivalent to a five-day retention time in the bio-oxidation circuit,

-     CIL recovery after 91% sulphur oxidation is 92%, and

- overall expected plant recovery ranges between 81% for ore from the 5020 m level to 88.5% for ore below 4990 m RL.

The following table compares Minproc's roaster design criteria and the present Biox design criteria predicted for 4,985 m RL.

                                    TABLE 8.4
                        ROASTER VS. BIOX DESIGN CRITERIA

------------------------------------------------------------------------------------
                           ROASTER DESIGN CRITERIA   4,985 m RL BIOX DESIGN CRITERIA
------------------------------------------------------------------------------------
Productivity:
Flotation Feed P80             75 micron                     140 micron
Mill Feed Rate                 112.5 t/h                       183 t/h
Mass Pull                     8 t/h (7.1%)                  15.4 t/h (8.4%)
------------------------------------------------------------------------------------
Sulfur:
Feed Grade                    1.60% (typical)                  1.76%
Concentrate Grade              22% (typical)                   20.6%
Float Recovery           97.8% (inferred typical)              97.9%
------------------------------------------------------------------------------------
Gold:
Total Recovery                86% (maximum)                    88.0%
Float tail CIL recovery           60%                        not treated
Calcine CIL recovery              88%                          91.9%
Float recovery             92.9% (inferred max)                95.7%
------------------------------------------------------------------------------------

Higher flotation recoveries at a much coarser P(80) grind size of 140 microns are possible due to:

- Gravity and flash flotation stages supplementing the secondary flotation stage, particularly improving upon the arsenopyrite recovery, which is finer by nature and has much higher tendency to over grind and be lost to tails by entrapment in slime during flotation; and

- The grind-float recovery relationships are only slightly sensitive to grind size, making a P80 grind size of 140 microns the economic optimum, significantly reducing slimes being produced in flotation feed. Grind size does not appear to be a parameter that was assessed as part of the 1988 feasibility study.

This much coarser grind size has resulted in a much higher mill feed rate of 180 t/h using the existing comminution equipment.

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Thus, the work carried out to date indicates that a flotation circuit, followed by Biox treatment of the flotation concentrates, is the most suitable in terms of costs and gold recovery. The oxidized concentrate would then report to the existing CIL plant.

The primary ore will be treated in flotation, bio-oxidation and oxidized concentrate CIL circuits. Flotation concentrate will be treated in a BIOX(R) plant to break down the sulfide matrix and liberate the refractory gold. The fines fraction from the classified flotation tailings, containing carbonate minerals, will be used to neutralize the acidic effluent from the BIOX(R) process, resulting in a considerable saving in limestone and/or lime.

Laboratory scale bio-oxidation tests conducted by Gencor Process Research in 1995 indicated that the flotation concentrate was amenable to bio-oxidation and that the gold recovery could be improved from 30% to 50% without oxidation to 92% after oxidation.

More recently, a continuous BIOX(R) pilot plant run was conducted at Lakefield Research Africa on a bulk concentrate sample. The results from the pilot run confirmed the amenability of the concentrate to the BIOX(R) process and provided the data necessary for designing a full-scale plant. It also provided information on reagent consumption, which can be used in the development of accurate operating cost estimates for the BIOX(R) plant.

The pilot plant results indicated that economically optimum sulfide oxidation of 93% could be achieved at a residence time of five days. Gold recoveries of 92% were attained from the BIOX(R) product.

A process design and engineering company, Metallurgical Design Management (MDM) from South Africa, was commissioned to undertake the design for the new sulfide processing facility.

8.5 TREATMENT OF PRESTEA RESOURCES

In October 1998, Steffen, Robertson and Kirsten (SRK) were commissioned by Western Areas (the majority owner of Barnex, the lease holders) to conduct a comprehensive feasibility study into the potential economic open pit mining on the Prestea property. JCI Capital Projects was appointed as sub-contractors to SRK to take responsibility for the process, infrastructure and costing aspects of the engineering design.

The Prestea ores will be treated using the conventional CIL and gravity circuits at the existing BGL process plant. As no physical Prestea ore has actually been treated at BGL, extensive use has been made of the metallurgical and process sections within the SRK feasibility study reports on Prestea, with the results and conclusions therein being compared to current and past BGL performance records.

The majority of the diagnostic and gold recovery test work carried out on the Prestea ores was conducted by Performance Laboratories (Ghana) Limited, at their Prestea office. Currently only crude leach kinetics data is available. More detailed leach kinetics data would have been helpful to determine the leach time

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versus gold recovery efficiencies in the CIL circuit and therefore educated assumptions, based on BGL's operating experience, have been used where there is insufficient information. Further metallurgical test work will still be required to validate the results obtained in the feasibility report.

The Prestea ore types were categorized into five groups, according to origin and degree of oxidation:

                  North Shaft and Plant oxides      (NSOP)

                  Plant sulfides                    (PSS)

                  North Shaft sulfides              (NSS)

                  Beta Boundary oxides              (BB)

                  Buesichem oxides                  (BU)

Buesichem sulfides were not subjected to detailed test-work. Preliminary studies had shown that they were highly refractory, and would not be amenable to a conventional CIL extraction route. These have therefore been included in the resources available to BGL for treatment in the proposed sulfide project.

Beta Boundary sulfides were also not investigated in great detail. However, what work was done indicated that these sulfides were only mildly refractory, and the limited test work returned recoveries of more than 80% in a CIL circuit.

The test program for oxides was based on the following assumptions:

- The ore could have possible refractory or preg-robbing properties. Mineralogical work was needed to confirm this, following which a suitable course of action would be identified.

- A significant amount of gold could be recoverable with gravity concentration. This should be evaluated for different size fractions.

- Heap leaching was an option to be considered, as the gold grade was relatively low. This would include the option of de-sliming the feed.

- Scouting work was required to determine the effect of grind and leaching time.

- There could be advantages to de-sliming the plant feed and treating the two products separately. Gravity concentration and CIL could be employed for the fines and heap leaching on the coarse material.

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The oxide ores were first subjected to a blending exercise and then mineralogical and X-ray diffraction analysis to determine the minerals present. The particle size distribution was then determined as well as gold deportment. Diagnostic leaching was then used to determine whether the ores were refractory in any way and a series of CIL tests were performed at a number of different grinds for a number of different time periods.

The ore was then screened into different fractions and each fraction was reduced to <1 mm and subjected to CIL in order to get an indication of any coarse gold effects. Ore scalping options were examined by subjecting the two smallest fractions to a number of CIL tests at different grinds. Gravity concentration was evaluated by presenting the different ore fractions to a Knelson concentrator with the fractional residues subjected to CIL gold recovery.

Heap leaching was evaluated using the short "bottle roll simulation" on the individual fractions. Following this, tests were performed with 50 mm flooded columns and then by using 150 mm column tests on the whole ore and on an ore which had been scalped of fines. The effect of agglomeration was also evaluated. Settling properties of the ores were determined as well as pulp viscosity.

After the above mentioned tests it was decided to evaluate the effects of different cyanide additions and of stabilizing the pH before commencing with the standard CIL tests. Both of these tests were performed to mitigate the effects of the cyanicides present in the ore.

The program for sulfides was based on the following assumptions:

- The ores will have some degree of refractory and/or preg-robbing properties.

-     The ore will be competent and favour milling.

- Options would include gravity, flotation concentration and CIL, processing in various combinations.

- Concentrate would be treated by cyanidation or direct smelting, no oxidation routes would be considered as the gold content of the ore was not sufficient to cover the costs of these.

The ore was subjected to CIL tests at a number of different grinds, cyanide concentrations and for a number of different time periods. The ore was also subjected to gravity concentration tests using a Knelson concentrator at number of different grinds with the residue being treated by CIL gold recovery. The ore was also subjected to gravity concentration using a spiral on <1 mm feedstock with the residue being subjected to CIL tests at a number of different grinds.

Likewise, flotation tests were conducted on the ore at different grinds with the residue being treated by CIL.

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The flotation concentrates were subjected to roasting and fine grinding before being leached to determine the amount of gold recoverable by alternate routes as a means of reference. The primary investigation route for the concentrates was a standard CIL leach.

Diagnostic leach results are summarized in Table 8.5

                                    TABLE 8.5
                  DIAGNOSTIC LEACH RESULTS - % GOLD EXTRACTION

------------------------------------------------------------------------------------
STAGE                                       NSOP      BU       BB      PSS       NSS
------------------------------------------------------------------------------------
Cyanide Leach (readily leachable)           84.6       61     76.8     76.6     66.3
------------------------------------------------------------------------------------
Aqua Regia (associated with sulfides)        6.3     16.8     23.2      0.9        8
------------------------------------------------------------------------------------
Perchloric Acid (associated/adsorbed
by carbonaceous matter)                      4.6      4.8        0     11.7     11.6
------------------------------------------------------------------------------------
Hydrofluoric Acid (locked in silicates)      2.8     13.2        0     10.8     14.1
------------------------------------------------------------------------------------
Total (based on heads)                      98.3     95.8       90      100      100
------------------------------------------------------------------------------------

These results indicate that the North Shaft and Plant oxides are fairly readily leachable although some potential preg-robbing minerals may be present. The Buesichem oxides are less amenable to leaching with potential preg-robbers present and larger proportion of the gold is found with the sulfides and silicates in a form not amenable to direct cyanidation. No gold was found associated with silica or carbonaceous material the Beta Boundary oxides making them readily leachable. For the Plant sulfides, the results show little gold associated with sulfides and significant quantities of carbonaceous material. The cyanide leachable gold is lower in these tests than indicated by CIL tests and further tests may be required. The North Shaft sulfides have gold locked in sulfides and silicates and are indicated to be refractory.

The SRK feasibility study came to the following conclusions:

"The component ore bodies of the Prestea Ore reserve each have their own unique response to metallurgical test work.".

"The North Shaft and Plant oxide ore bodies were found to contain tarnished fine free gold, a number of cyanicides and clay type products of weathering. Diagnostic leach tests indicated a recovery of the order of 85% by normal means and this was confirmed during the test work. The gold recovery in the ore was relatively insensitive to grind and cyanide addition variations. Although gravity concentration on the ore resulted in a reasonable gold extraction the combination of gravity concentration with CIL treatment of the residue stream did not show any additional gold recovery when compared to a standard CIL extraction, which achieved in the region of 85% gold extraction. Heap leach test work indicated that agglomerated heap leaching was possible but gold recovery was only in the region of 68%. The comminution test work

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 84


determined that the ore is relatively soft with a predicted breakage energy consumption of 11.4 kWh/t. The ore is sticky with a high pulp viscosity and does not have competent constituents which can facilitate Autogenous or semi-Autogenous grinding."

"The Beta Boundary ore body consists mainly of quartz with up to 20% sulfides present as arsenopyrite, pyrrhotite and chalcopyrite. The sulfides are only slightly tarnished and the ore responds well to gravity, CIL and heap leach recovery. The CIL recovery is approximately 92% with the agglomerated heap leach recovery being approximately 75%. The ore did not appear to be sensitive to grind and there was no advantage in using a gravity recovery circuit. The ore has a high percentage of fines, a very low Bond Index of 3.88 kWh/t and is not suitable for autogenous or semi-autogenous milling. The ore is extremely sticky."

"The Buesichem ore body consists mainly of quartz, pyrite, arsenopyrite, pyrrhotite, chalcopyrite and iron oxides. The gold is in the fine material and is either free or associated with sulfides or quartz. Diagnostic leaching indicates a very refractory ore with 60% to 70% recovery. The CIL leach test work produced a recovery potential of 72% with the gold recovery improving with leach time, but remaining constant with a variation in grind or cyanide addition. Gravity gold recovery of the ore was extremely poor but the agglomerated heap leach test work produced an extraction of up to 69%. A second Buesichem sample, of lower grade, produced a CIL recovery of 96%, which is indicative of a very variable ore body response to test work."

"A mineralogical examination of the Plant sulfides indicated a potential recovery of 83% to 90%. The ore contains arsenopyrite, organic carbon, graphite, and antimony. At least 20% of the gold is fine and occluded by pyrite and chalcopyrite, thereby preventing efficient gold extraction. This is backed up by the diagnostic leach work, which indicates a readily recoverable gold content of 77%-80%."

"The CIL test work produced an optimum recovery of approximately 84% with the ore being relatively insensitive to leach time but sensitive to grind and cyanide addition. Gravity concentration, using a Knelson Concentrator, with CIL recovery on the residue produced similar to slightly better recoveries. A spiral was evaluated as an alternative for the Knelson and produced good results but further work on this as an alternative gravity concentration mechanism is required. Indicative heap leach work indicated that the ore is unsuitable for heap leaching. Flotation produced good results with overall recovery of approximately 86% when performing a CIL on the concentrate and the flotation residue. A recovery of 77% is possible when not treating the flotation residue for gold recovery. Roasting of the concentrate together with CIL recovery on the concentrate and flotation residue produced a gold recovery of 96%. Fine grinding did not improve gold recovery on the concentrate. Comminution work indicated that the ore is of medium softness and abrasiveness, and unsuitable for autogenous or semi-autogenous grinding. There was no evidence of a dense portion, which may build up in the milling circuit thereby requiring "in mill" crushing. The crushing Work Index is approximately 12.6 kWh/t whilst the predicted mill power consumption is 12.3 kWh/t."

"The North Shaft sulfide ore body is similar to the Plant sulfides but is notably more refractory due to the higher percentage of black shale. There is significantly less coarse gold, and more antimony, arsenic and bismuth in the North Shaft sulfide ore body. Diagnostic leach test work indicates a recovery of 66% to 70%.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 85


The CIL test work produced an optimum recovery of 70% with the ore being sensitive to grind, cyanide addition and leaching time up to a point where after it was insensitive. Gravity recovery test work was extremely encouraging and indicated a viable treatment route. More work will need to be performed to establish the potential gold recovery from the concentrate but it is expected that overall gold recovery could be in the region of 78%. Flotation test work produced a recovery of approximately 80% of the gold into the concentrate but the concentrate reacted poorly to CIL (51%), fine grinding (69 %) and roasting (69%). Overall recovery with CIL on the flotation product and residue was 57 percent. Flotation with CIL treatment of the concentrates and disposal of the flotation residue produces a recovery of 41 percent only. Spiral test work as an alternative to a Knelson Concentrator produced very encouraging results but more work is needed to clarify the recovery on the middling product, which was assumed to be 100% percent. Comminution work indicated that the ore is extremely soft, non abrasive and unsuitable for Autogenous or semi-Autogenous grinding. There was no evidence of a dense portion, which may build up in the milling circuit thereby requiring "in mill" crushing. The crushing Work Index is approximately 3.2 kWh/t whilst the predicted mill power consumption is 10.7 kWh/t."

Results of the metallurgical test work carried out into the various processing options gave gold recoveries shown in Table 8.6 below:

                                    TABLE 8.6
                    METALLURGICAL TEST RESULTS - % RECOVERIES

------------------------------------------------------------------------------------------------
                    TREATMENT ROUTE                       OREBODY
------------------------------------------------------------------------------------------------
                                                            NSOP     BU      BB      PSS     NSS
------------------------------------------------------------------------------------------------
Deslimed Heap Leach                                         63.8    52.9      --      --      --
------------------------------------------------------------------------------------------------
Agglomerated Heap Leach                                     67.7    67.6    74.5      --      --
------------------------------------------------------------------------------------------------
CIL on <1mm and Heap Leach
on >1mm                                                     67.1    67.2      --      --      --
------------------------------------------------------------------------------------------------
CIL                                                         85.2    71.4    91.8    84.2    69.3
------------------------------------------------------------------------------------------------
Gravity recovery and then CIL                               78.8    69.5    87.4    84.1    78.8
------------------------------------------------------------------------------------------------
Spiral Concentrate then CIL on residue                        --      --      --    82.4    86.8
------------------------------------------------------------------------------------------------
Flotation then CIL on concentrate and residue                 --      --      --    85.5    57.2
------------------------------------------------------------------------------------------------
Flotation, fine grind on conc., CIL on conc. and residue      --      --      --    83.9    69.1
------------------------------------------------------------------------------------------------
Flotation, roast on conc., then CIL on conc. and residue      --      --      --    95.9    68.5
------------------------------------------------------------------------------------------------

The results suggest that both the oxides and the sulfides can be successfully treated in the CIL plant at BGL and with the installation of the spirals gravity circuit, the treatment of the North Shaft sulfides (NSS) has been enhanced.

Evidence from treatment of Bogoso ores suggest that the comments in the SRK conclusions regarding the unsuitability of autogenous and semi-autogenous grinding may not be borne out in practice. There is a lot of evidence that the Buesichem oxides are similar to the Bogoso oxides and that there is a proportion of quartz available in the Plant North and Beta Boundary resources that will allow semi-autogenous grinding

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 86


to be successful. In the event that some material proves unsuitable, then additional balls would be added to the mills with some additional cost and possible loss of throughput.

The plant recoveries used in the economic model in cash flow projections are shown in Table 8.7 They are based on the existing plant being upgraded with a Biox plant prior to processing of the refractory sulfides.

                                    TABLE 8-7
                     PLANT RECOVERIES FOR CASH FLOW ANALYSIS

--------------------------------------------------------------------------------
PROPERTY                         OXIDES        TRANSITION         SULFIDE
--------------------------------------------------------------------------------
                               RECOVERY %      RECOVERY %       RECOVERY %
--------------------------------------------------------------------------------
Buesichem                           75             45               85
--------------------------------------------------------------------------------
Plant North                         83             83               84
--------------------------------------------------------------------------------
Beta Boundary                       92             85               85
--------------------------------------------------------------------------------
Chujah & Dumasi                     82             80               88
--------------------------------------------------------------------------------
Bogoso North                        83             77               85
--------------------------------------------------------------------------------
Bogoso Oxide/Transition             80             45               n.a.
--------------------------------------------------------------------------------

8.6 MARKETING

The Government of Ghana has the right to purchase all gold produced in Ghana at fair market value. This right has not been exercised to our knowledge.

8.6.1 Refining Contracts

A Gold Purchase and Refining Agreement between BGL and Societe Generale is the basis for gold sales.

The purchase price is based on the following:

      Purchase price = fine gold content x (London AM gold fix-US$0.55)+(silver content x London silver fix)

Fine gold content of the dore bars will be a minimum of 75% with the weight of bars to be between 8 kg-18 kg (average of 13 kg). Silver content will be 8 %.

8.6.2 Transportation

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 87


Dore bars are transported by armoured carrier (truck) from the mine site to the care of Societe Generale at Kotoka International Airport, Accra Ghana. Risk of loss passes to Societe Generale upon delivery of the dore at the airport. Title to the gold and silver content passes to Societe Generale upon arrival of the carrier at the refiner's airport.

8.6.3 Hedging Contracts

At the present time, no currency hedges or forward sales of gold are in place.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 88

9.0 ENVIRONMENTAL

9.1 LEGISLATIVE BACKGROUND

Knight Piesold Ltd. have outlined the environmental legislative requirements for mining in Ghana in a draft Environmental Impact Assessment for the Sulfide Project at Bogoso.

9.1.1 Overview of Environmental Legislation in Ghana

Environmental legislation and guidelines which are relevant to the development of mining operations are listed below:

Legislation

-     The Environmental Protection Agency Act (1994),

- Environmental Assessment Regulation 1999 (LI1652) - sets out the requirements for environmental permitting, EIA, the production of preliminary environmental reports (PERs) and subsequent EISs, environmental certificates, EMPs and reclamation bonding.

-     Explosive Regulations (1970) LI 666

-     Forestry Commission Act 571 (1999)

- Minerals and Mining Law (1986) PNDLC 153 - sets out statutory requirements for ownership of minerals and government right of pre-emption, administration, mineral rights and other licences, the mining lease, surrender suspension and cancellation of mineral rights and surface rights.

- Mining Regulations (1970) LI 665 - sets requirements for mining and include the general duties of mine owners, management and control, protection from surface, surface working and inspection.


-     Water Resources Commission Act (1996)

-     Wild Animals Preservation Act (1961)

-     Wildlife Reserve Regulation (1971) LI710

-     Wildlife Conservation Regulations 1971 LI 685

Policy Documents

-     Forest and Wildlife Policy (1994)

-     National Land Policy (1999)

Guidelines

-     Environmental Assessment in Ghana, A Guide (1996)

-     Environmental Impact Assessment Procedures (1995)

-     Environmental Quality Guidelines for Ambient Air (EPA)

-     Environmental Quality Guidelines for Ambient Noise (EPA)

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 89


-     Ghana's Mining and Environmental Guidelines (1994)

- Sector Specific Effluent Quality Guidelines for Discharges into Natural Water Bodies (EPA

9.1.2 Environmental Impact Assessment in Ghana

Environmental Impact Assessment (EIA) in Ghana can be traced back to the establishment of the Environmental Protection Council (EPC), now the Environmental Protection Agency (EPA), in 1974 which brought together all issues relating to the protection of the environment.

A government directive in 1989, stated that the EPC was to be consulted formally on all development proposals and issue a "Certificate of Clearance" stating either that no damaging environmental impact will result in the from the implication of the project or that "adequate provisions have been made in project proposals to contain potential adverse environmental impacts". In July 1989, the EPC published the first draft Guidelines for EIA. In December 1994, the Environmental Protection Act 490 was passed and the Environmental Protection Agency (EPA) replaced the EPC.

In 1994 Ghana's Mining and Environmental Guidelines were published, which provided guidance on environmental factors that should be considered by mine operators, including guidance on EIS content, EMP production and the contents of Reclamation and Decommissioning Plans. In June 1995, the EPA published Ghana's Environmental Impact Assessment Procedures, which was followed in 1996 by a guide providing further guidance on the process. Environmental Impact Assessment was finally formalized in Ghana in June 1999 by the implementation of LI1652 Environmental Assessment Regulations, 1999.

9.1.3 Environmental Impact Assessment Procedures in Ghana

Environmental Impact Assessment is legislated in Ghana through LI1652 Environmental Assessment Regulations, 1999. The legislation falls under the responsibility of the Ministry of Environment, Science and Technology under whom the EPA are the regulatory body responsible for the implementation of EIA procedures in Ghana.

The process for obtaining an Environmental Permit can be summarised as follows

- An application for an Environmental Permit must be formally submitted to the EPA.

- On receipt of the application the EPA screens the application and confirms whether the application is; approved, objected to, requires submission of Preliminary Environmental Report (PER), or requires the submission of an Environmental Impact Statement (EIS).

- Where the EPA approves an application, an Environmental Permit would be issued.

- Where an EIS is required, the first undertaking is to produce a scoping report outlining the extent and terms of reference, including the essential issues to be addressed in the EIA.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 90


-     Where the EPA accepts the scoping report, the applicant is required to:

      - give notice of the proposed undertaking to the relevant Ministries, government department and organization of relevance to the undertaking;

      -     advertise in at least one national paper;

      - make the scoping report available for inspection by the public in the locality of the proposed undertaking.

An EIS is also required based on this approved report. The EIS comprises the following sections:

-     EA Report (the EIA);

-     Environmental Management Plan (EMP);

-     Reclamation Plan;

-     Provisional Decommissioning Plan.

On receipt of the draft EIS the EPA will publish notice of the report in the mass media. Where it is considered necessary by the EPA, a public hearing will also be held. Where the draft EIS is accepted, the Environmental Permit will be issued. At this stage, for mining projects, the EPA requires a reclamation bond to be posted based on the Costed Reclamation Plan within the EIS.

Where an Environmental Permit is granted, it is valid for 18 months and failure to commence the operation of the undertaking within this time would render the permit invalid. For mining projects, operations are considered to be the commencement of the construction phase.

Where activities are initiated, an environmental certificate is required within 24 months of the date of commencement of the operations. An environmental certificate requires the following to be submitted to the EPA:

-     evidence of the commencement of operations;

-     acquisition of other permits and approvals where appropriate;

-     compliance with mitigation commitments stipulated in the EIS;

-     a certificate fee.

For mining projects the EPA also requires the following for the duration of the operations:

-     monthly monitoring returns;

- an annual environmental report every twelve months after the commencement of operations and thereafter every year;

- an EMP, eighteen months after the commencement of operations and thereafter every three years.

The EPA may suspend or revoke an environmental permit or certificate, if it is considered necessary.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 91


9.1.4 EIA Requirements of International Agencies

The International Finance Corporation (IFC), the private investment arm of the World Bank Group, may be considered for financing for the Bogoso Sulfide Project. The IFC has various policy and procedural requirements designed to ensure that the projects in which it invests are implemented in an environmentally and socially responsible manner. The IFC documents and policies include:

-     IFCs 1998 Procedure for Environmental and Social Review Projects;

-     IFC Operational Policy OP 4.01 Environmental Assessment; and

- Interim World Bank Environmental, Health and Safety Guidelines for Mining and Milling - Open Pit (1995).

9.1.5 Requirements for Permitting

Prior to the operation of a mine or an expansion of the Mine, the company is legally obliged to obtain the following documents for the proposed operations:

-     environmental permit;

-     mining lease; and

-     an operating permit (also referred to as a mining permit).

Firstly an environmental permit is required, this is achieved by submitting an EIS to the EPA in-line with statutory procedures. If the EIS is accepted the environmental permit will be issued.

The mining company should also obtain a mining lease from The Minister of Mines, Lands and Forestry, in consultation with the Minerals Commission. The issuing of a mining lease will be based on the submission of the full feasibility report, EPA approval of the EIA and the subsequent issuing of the environmental permit.

Once the environmental permit and the mining lease have been issued, an operating permit is obtained from the Mines Department and renewed on an annual basis.

BGL have been complying with the requirement of these Acts since Golden Star took ownership in 1999.

9.2 Bogoso

BGL currently have a mining permit for the Bogoso concession to mine oxide and transition resources.

The Mining Lease documents various specific responsibilities which BGL must discharge at the termination of the lease. These include:

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
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QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 92


      - BGL must leave the mining area and surface additions in good condition with respect to the ecology, conservation, reclamation, environment, etc., and take all reasonable measures to leave the surface of the area in useable condition.

      - BGL shall transfer to the Government of Ghana all immovable assets and those movable assets which have been fully depreciated for tax purposes.

The costs of mine rehabilitation and social closure/sale costs were calculated at December 31, 1997 at US$12 million. A US$10 million reserve was set aside in a trust account to cover the estimated costs of mine closure and rehabilitation at December 31, 1997. After December 31,1997 an additional provision of US$1.00/t mined (reduced to US$0.50/t after June, 1999 and to be further reduced to US$0.30/t) was accrued for rehabilitation. No bond is posted for the Bogoso property with the EPA or any other authority.

BGL has carried out rehabilitation under its own operating costs since it took over ownership of the Bogoso property in 1999. It keeps meticulous records of work done, areas profiles, areas top-soiled, areas revegetated, etc., together with associated costs. Periodically, the rehabilitation work is audited by independent consultants (Knight Piesold Consulting) who verify the work done and costs to the IFC. The IFC will then release an equivalent sum from the trust account to BGL. The remaining rehabilitation fund amounts to some $3.32 million.

An Environmental Management Plan for the Bogoso Property, produced by Knight Piesold Consulting, was submitted to the EPA in 2001 and no notification of deficiencies has been received.

The rehabilitation cost for the Bogoso property is estimated at $6.1 million.

A separate environmental permit and mining permit will be required for the proposed Sulfide Project. BGL is currently finalizing a Definitive Feasibility Study under the Project Manager SRK. As part of this study, Knight Piesold Consulting is preparing an EIA, which will be submitted to the appropriate Ghanaian authorities.

9.3 Prestea

The current state of the environment on the Prestea property is generally poor, with the main issue being the discharge of tailings from the existing PGR process plant.

The tailings and waste from mining operations at Prestea have been discharged into the Nsuo Kofi River, that flows through the concession northwards to the Ankobra River, since the late 19th century. The discharges are still ongoing and the effects are apparent for several kilometres downstream from where the river joins the Ankobra, rendering the water unfit for human consumption. Some reprocessing of the tailings and waste dumps in the area by Prestea Sankofa Gold Limited with the tailings pumped to a tailings dam, has provided some reclamation.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 93


The liability for historic mining environmental damage prior to JCI taking over the property rests with the State Gold Mine Corporation (SGMC). When JCI/Barnex took over the property, they continued to dump tailings into the Nsuo Kofi River while they managed the property and were responsible for the damage. However, Barnex were provided with a waiver and release, which released them it from any obligations to the Prestea rehabilitation liability prior to the time of closing the underground operation.

BGL has accepted no environmental liabilities incurred on the Prestea properties and the Government of Ghana has provided PGR and BGL with indemnities with respect to the pre-existing environmental liability prior to granting of the mining lease on June 29, 2001. BGL has offered to carry out the reclamation of the past environmental liability, with the cost of the rehabilitation and the ultimate obligation continuing to be the responsibility of the Government.

With the intention to process all ore from the Prestea properties at the Bogoso plant, all tailings associated with Prestea ore treatment will be confined within tailings impoundments at the BGL plant site and no water will extracted on the Prestea property for processing. The environmental impacts will come from the open pits themselves and will include blasting activities, waste dumps, water discharge and acid rock drainage control.

Rehabilitation works will include:

-     removal of infrastructure such as service yards, workshops and pylons,

-     removal of all haul roads and access routes,

- ongoing waste dump management including profiling, capping and vegetating, permanent cut-offs and seepage protection around waste dumps, and profiling of the old pits to make them free draining.

BGL has estimated the rehabilitation and closure costs for Prestea at approximately $5.1 million. An environmental charge of $0.30/t ore mined is accumulated as a provision for these costs.

BGL have obtained the mining permit (Permit 0005869/2001 dated September 19,2001) and environmental permit (Permit No. EPA/EIA/044 dated September 18,2001) to start mining the Buesichem Main and North deposits. Specifically the proposed mining operations permitted are:

-     mining of oxide ore from Buesichem north deposit by open pit methods;

- deepening and expansion of the existing Buesichem Main pit to extract oxide and transition ores;

- an extension to the existing BGL southern haul road, from the southern most point of the Bogoso concession boundary to the Main pit, along the old railway route for approximately 700 m; and

- construction of a waste rock dump to be located on a green field area in the vicinity of the open pits after backfilling of Diensu South pit.

The environmental permit was issued following submission of a supplemental Environmental Impact Statement, conducted by Knight Piesold Consulting, to the Environmental Protection Agency (EPA). The

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 94


report consisted of an Environmental Impact Assessment Report, an Environmental Management Plan, a Closure Plan and a Costed Reclamation Plan.

The environmental permit for Buesichem requires the posting of a full bond of $470,980 within one month of the issuance of the permit. An alternative payment mechanism of $40,000 cash plus an approved insurance for the balance of the reclamation bond was agreed with the EPA. A one-month extension to the placement of this bond has been verbally granted and written confirmation is awaited.

Knight Piesold have been contracted by BGL to carry out the EIA for the balance of the property north of the Ankobra River and for the Plant North area which will allow applications for mining permits and environmental permits to be obtained. The Beta Boundary EIA will follow.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 95


10.0 ECONOMIC ANALYSIS

10.1 CAPITAL COSTS

Table 10.1 gives the capital expenditures planned by BGL present management in US dollars. AMCL have discussed these estimates with the BGL management and find them to be realistic.

The estimates for the additions to the processing plant to allow for sulfide treatment are based on estimates included in the SRK Bogoso Sulfide Feasibility Study. Other estimates are based on quotes from suppliers, engineered estimates or historical costs.

10.2 OPERATING COST ESTIMATES

Operating costs, in US dollars, have been derived from a number of sources including:

-     historical cost trends,

-     feasibility study test-work on reagent and power consumption,

-     quotations from contractors and suppliers' and

-     engineering estimates.

The basic assumptions made for future projection of mining at Bogoso and Prestea are :

Mining Costs:                              Contract Mining (ore and waste)      $1.20/t

Haulage Costs:                                                                  $0.085/km

Processing including ROM Pad Costs:        Oxides                               $4.10/t

                                           Transition                           $4.82 - $5.30/t

                                           Primary                              $5.54/t

                                           Refractory Sulfide                   $10.74/t

                                           Low Grade Oxide                      $3.70/t

Rehabilitation:                            Ore Milled                           $0.30/t

The costs for supervision of the mining contractor are estimated at $750,000 per year. The general and administration costs for the Ghana operations are estimated at $3,330,000 per year.

The operating costs developed by the above factors were compared with the BGL historic operating costs as shown in Table 10.2 below, and allowance made for any changes in operational procedures. AMCL believes the operating cost projections are realistic.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 96


                                   TABLE 10.1
                             CAPITAL COST ESTIMATES

------------------------------------------------------------------------------------------------------------------------
                ITEM                          UNITS        2001       2002       2003       2004       2005       2006
------------------------------------------------------------------------------------------------------------------------
EXPLORATION & DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------
Exploration Overhead                          US$'000        113        450         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Exploration Work - Bogoso/Prestea             US$'000        100        800        250        250        250        250
------------------------------------------------------------------------------------------------------------------------
Prestea Underground Study                     US$'000         60        500         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPLORATION & DEVELOPMENT               US$'000        273      1,750        250        250        250        250
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MINING & INFRASTRUCTURE
------------------------------------------------------------------------------------------------------------------------
Haulroad to Buesichem (0.5 km)                US$'000         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Haulroad to Ankobra (4.5 km)                  US$'000        575        100         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Haulroad to Plant North (3.0 km)              US$'000        400        200         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Haulroad to Beta/Boundary (4.5 km)            US$'000         --         --        200        700         --         --
------------------------------------------------------------------------------------------------------------------------
Haul Road to Plant North Waste Dump           US$'000        100        100         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Dump Sterilization                            US$'000        175         --        100         --         --         --
------------------------------------------------------------------------------------------------------------------------
North Shaft Pit Development                   US$'000         --         50         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Main Plant Pit Development                    US$'000         --         50         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Beta Boundary Pit Development                 US$'000         --         --        100         25         --         --
------------------------------------------------------------------------------------------------------------------------
Blast Control Measures                        US$'000         --        200         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Acid Rock Drainage Controls                   US$'000         --        400         --        300         --         --
------------------------------------------------------------------------------------------------------------------------
Geotechnical Drilling Programs                US$'000         30         70        250         --         --         --
------------------------------------------------------------------------------------------------------------------------
Reverse Circulation drill rig                 US$'000         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Survey Equipment                              US$'000         --         25         15         --         --         15
------------------------------------------------------------------------------------------------------------------------
Computer Hardware                             US$'000         10         10         --          5         --          5
------------------------------------------------------------------------------------------------------------------------
Computer Software                             US$'000         15         65         --         --         25         --
------------------------------------------------------------------------------------------------------------------------
Existing Tailings Dam Lift                    US$'000         --        550         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
New Tailings Dam Construction and Lifts       US$'000         --         --      1,400        535        573        516
------------------------------------------------------------------------------------------------------------------------
Biox Tailings Storage                         US$'000         --         --         --         --         --        397
------------------------------------------------------------------------------------------------------------------------
Capitalised Pre-Stripping for Sulfide Pits    US$'000         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Sulfide Project Infrastructure                US$'000         --         --         --         --        225        570
------------------------------------------------------------------------------------------------------------------------
TOTAL MINING & INFRASTRUCTURE                 US$'000      1,305      1,820      2,065      1,565        823      1,503
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MAINTENANCE
------------------------------------------------------------------------------------------------------------------------
Workshop Improvements                         US$'000         --         --         --         --         --         40
------------------------------------------------------------------------------------------------------------------------
Plant workshop equipment                      US$'000         65         --         --         --         --         60
------------------------------------------------------------------------------------------------------------------------
TOTAL MAINTENANCE                             US$'000         65                                                    100
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              ITEM                             2007         2008       2009       2010       2011       2012      TOTAL
-------------------------------------------------------------------------------------------------------------------------
EXPLORATION & DEVELOPMENT
-------------------------------------------------------------------------------------------------------------------------
Exploration Overhead                             --           --         --         --         --         --        563
-------------------------------------------------------------------------------------------------------------------------
Exploration Work - Bogoso/Prestea               250          250        250         --         --         --      2,650
-------------------------------------------------------------------------------------------------------------------------
Prestea Underground Study                        --           --         --         --         --         --        560
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPLORATION & DEVELOPMENT                 250          250        250         --         --         --      3,773
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MINING & INFRASTRUCTURE
-------------------------------------------------------------------------------------------------------------------------
Haulroad to Buesichem (0.5 km)                   --           --         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
Haulroad to Ankobra (4.5 km)                     --           --         --         --         --         --        675
-------------------------------------------------------------------------------------------------------------------------
Haulroad to Plant North (3.0 km)                 --           --         --         --         --         --        600
-------------------------------------------------------------------------------------------------------------------------
Haulroad to Beta/Boundary (4.5 km)               --           --         --         --         --         --        900
-------------------------------------------------------------------------------------------------------------------------
Haul Road to Plant North Waste Dump              --           --         --         --         --         --        200
-------------------------------------------------------------------------------------------------------------------------
Dump Sterilization                               --           --         --         --         --         --        275
-------------------------------------------------------------------------------------------------------------------------
North Shaft Pit Development                      --           --         --         --         --         --         50
-------------------------------------------------------------------------------------------------------------------------
Main Plant Pit Development                       --           --         --         --         --         --         50
-------------------------------------------------------------------------------------------------------------------------
Beta Boundary Pit Development                    --           --         --         --         --         --        125
-------------------------------------------------------------------------------------------------------------------------
Blast Control Measures                           --           --         --         --         --         --        200
-------------------------------------------------------------------------------------------------------------------------
Acid Rock Drainage Controls                      --           --         --         --         --         --        700
-------------------------------------------------------------------------------------------------------------------------
Geotechnical Drilling Programs                   --           --         --         --         --         --        350
-------------------------------------------------------------------------------------------------------------------------
Reverse Circulation drill rig                    --           --         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
Survey Equipment                                 --           --         --         --         --         --         55
-------------------------------------------------------------------------------------------------------------------------
Computer Hardware                                --            5         --         --         --         --         35
-------------------------------------------------------------------------------------------------------------------------
Computer Software                                --           --         --         --         --         --        105
-------------------------------------------------------------------------------------------------------------------------
Existing Tailings Dam Lift                       --           --         --         --         --         --        550
-------------------------------------------------------------------------------------------------------------------------
New Tailings Dam Construction and Lifts         442          478        410        398        397        481      5,631
-------------------------------------------------------------------------------------------------------------------------
Biox Tailings Storage                            --           --         --         --         --         --        397
-------------------------------------------------------------------------------------------------------------------------
Capitalised Pre-Stripping for Sulfide Pits       --           --         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
Sulfide Project Infrastructure                   --           --         --         --         --         --        795
-------------------------------------------------------------------------------------------------------------------------
TOTAL MINING & INFRASTRUCTURE                   442          483        410        398        397        481     11,693
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MAINTENANCE
-------------------------------------------------------------------------------------------------------------------------
Workshop Improvements                            --           --         --         --         --         --         40
-------------------------------------------------------------------------------------------------------------------------
Plant workshop equipment                         --           --         --         --         --         --        125
-------------------------------------------------------------------------------------------------------------------------
TOTAL MAINTENANCE                                --           --         --         --                              165
-------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 97


------------------------------------------------------------------------------------------------------------------------
              ITEM                            UNITS         2001      2002       2003       2004       2005       2006
------------------------------------------------------------------------------------------------------------------------
PROCESSING PLANT
------------------------------------------------------------------------------------------------------------------------
Strip Solution Heater                         US$'000         --         60         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Mill Discharge Pumps                          US$'000         44         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Regeneration Kiln                             US$'000         --        150         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Potable Water Upgrade                         US$'000         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Security System Upgrade                       US$'000         --         35         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
CV2 Conveyor                                  US$'000         --        110         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Misc Equipment                                US$'000         10         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Laboratory Upgrade                            US$'000         --        100         --         --         --        200
------------------------------------------------------------------------------------------------------------------------
Upgrade to Crushing and Grinding Circuit      US$'000         --        100         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Additional Leach Tanks (3)                    US$'000         --      1,050         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Ongoing expenditures                          US$'000         --        120        100        100        100        100
------------------------------------------------------------------------------------------------------------------------
BIOX Plant Construction                       US$'000         --         --         --         --         --     20,200
------------------------------------------------------------------------------------------------------------------------
BIOX Project Management Cost                  US$'000         --         --         --         --         --        217
------------------------------------------------------------------------------------------------------------------------
BIOX Plant - other associated costs           US$'000         --         --         --         --         --        750
------------------------------------------------------------------------------------------------------------------------
TOTAL PROCESSING PLANT                                        54      1,725        100        100        100     21,467
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
INFRASTRUCTURE
------------------------------------------------------------------------------------------------------------------------
Light Vehicle Replacement                     US$'000         --        289         70         76        129         --
------------------------------------------------------------------------------------------------------------------------
Telecommunications & IT                       US$'000         --         85         30         30         30         30
------------------------------------------------------------------------------------------------------------------------
Misc                                          US$'000         15         60         40         40         40         40
------------------------------------------------------------------------------------------------------------------------
TOTAL FINANCE & ADMINISTRATION                US$'000         15        434        140        146        199         70
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
COMPENSATION & SOCIAL
------------------------------------------------------------------------------------------------------------------------
Farm Compensations                            US$'000        200         50        100         --         --         --
------------------------------------------------------------------------------------------------------------------------
Dumasi Township                               US$'000         --         --         --         --         --      3,000
------------------------------------------------------------------------------------------------------------------------
Housing Compensation                          US$'000        150        150         --        620         --         --
------------------------------------------------------------------------------------------------------------------------
Relocate School and Circuit Courthouse        US$'000         --         --         --        300         --         --
------------------------------------------------------------------------------------------------------------------------
Underground Infrastructure Mitigation         US$'000        150      2,600        600        300        150         --
------------------------------------------------------------------------------------------------------------------------
Demolish Prestea Plant & Workshops            US$'000         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Relocate 161 kV Powerlines                    US$'000        200        280        300         --         --         --
------------------------------------------------------------------------------------------------------------------------
Reroute 3.3 kV Powerline to Ankobra           US$'000         --         32         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Relocate Compressors                          US$'000         68         80         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Reroute water pipeline to process plant       US$'000         --         28         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Demolish Power Station                        US$'000         --        100         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Relocate non-mine and domestic structures     US$'000         --        777         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Relocate workshops and warehouse              US$'000         --        650         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
Ankobra River Causeway                        US$'000         90        360         --         --         --         --
------------------------------------------------------------------------------------------------------------------------
TOTAL COMPENSATION & SOCIAL                   US$'000        858      5,107      1,000      1,220        150      3,000
------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL EXPENDITURE                     US$'000      2,570     10,836      3,555      3,281      1,522     26,390
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              ITEM                             2007         2008       2009       2010       2011       2012      TOTAL
-------------------------------------------------------------------------------------------------------------------------
PROCESSING PLANT
-------------------------------------------------------------------------------------------------------------------------
Strip Solution Heater                            --           --         --         --         --         --         60
-------------------------------------------------------------------------------------------------------------------------
Mill Discharge Pumps                             --           --         --         --         --         --         44
-------------------------------------------------------------------------------------------------------------------------
Regeneration Kiln                                --           --         --         --         --         --        150
-------------------------------------------------------------------------------------------------------------------------
Potable Water Upgrade                            --           --         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
Security System Upgrade                          --           --         --         --         --         --         35
-------------------------------------------------------------------------------------------------------------------------
CV2 Conveyor                                     --           --         --         --         --         --        110
-------------------------------------------------------------------------------------------------------------------------
Misc Equipment                                   --           --         --         --         --         --         10
-------------------------------------------------------------------------------------------------------------------------
Laboratory Upgrade                               --           --         --         --         --         --        300
-------------------------------------------------------------------------------------------------------------------------
Upgrade to Crushing and Grinding Circuit         --           --         --         --         --         --        100
-------------------------------------------------------------------------------------------------------------------------
Additional Leach Tanks (3)                       --           --         --         --         --         --      1,050
-------------------------------------------------------------------------------------------------------------------------
Ongoing expenditures                            100          100         50         25         --         --        795
-------------------------------------------------------------------------------------------------------------------------
BIOX Plant Construction                          --           --         --         --         --         --     20,200
-------------------------------------------------------------------------------------------------------------------------
BIOX Project Management Cost                     --           --         --         --         --         --        217
-------------------------------------------------------------------------------------------------------------------------
BIOX Plant - other associated costs              --           --         --         --         --         --        750
-------------------------------------------------------------------------------------------------------------------------
TOTAL PROCESSING PLANT                          100          100         50         25         --         --     23,821
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INFRASTRUCTURE
-------------------------------------------------------------------------------------------------------------------------
Light Vehicle Replacement                       140           38         --         --         --         --        742
-------------------------------------------------------------------------------------------------------------------------
Telecommunications & IT                          30           30         30         15         --         --        310
-------------------------------------------------------------------------------------------------------------------------
Misc                                             40           40         30         15         --         --        360
-------------------------------------------------------------------------------------------------------------------------
TOTAL FINANCE & ADMINISTRATION                  210          108         60         30         --         --      1,412
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
COMPENSATION & SOCIAL
-------------------------------------------------------------------------------------------------------------------------
Farm Compensations                               --           --         --         --         --         --        350
-------------------------------------------------------------------------------------------------------------------------
Dumasi Township                                  --           --         --         --         --         --      3,000
-------------------------------------------------------------------------------------------------------------------------
Housing Compensation                             --           --         --         --         --         --        920
-------------------------------------------------------------------------------------------------------------------------
Relocate School and Circuit Courthouse           --           --         --         --         --         --        300
-------------------------------------------------------------------------------------------------------------------------
Underground Infrastructure Mitigation            --           --         --         --         --         --      3,800
-------------------------------------------------------------------------------------------------------------------------
Demolish Prestea Plant & Workshops               --           --         --         --         --         --         --
-------------------------------------------------------------------------------------------------------------------------
Relocate 161 kV Powerlines                       --           --         --         --         --         --        780
-------------------------------------------------------------------------------------------------------------------------
Reroute 3.3 kV Powerline to Ankobra              --           --         --         --         --         --         32
-------------------------------------------------------------------------------------------------------------------------
Relocate Compressors                             --           --         --         --         --         --        148
-------------------------------------------------------------------------------------------------------------------------
Reroute water pipeline to process plant          --           --         --         --         --         --         28
-------------------------------------------------------------------------------------------------------------------------
Demolish Power Station                           --           --         --         --         --         --        100
-------------------------------------------------------------------------------------------------------------------------
Relocate non-mine and domestic structures        --           --         --         --         --         --        777
-------------------------------------------------------------------------------------------------------------------------
Relocate workshops and warehouse                 --           --         --         --         --         --        650
-------------------------------------------------------------------------------------------------------------------------
Ankobra River Causeway                           --           --         --         --         --         --        450
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMPENSATION & SOCIAL                      --           --         --         --         --         --     11,335
-------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL EXPENDITURE                     1,002          941        770        453        397        481     52,198
-------------------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 98

                                   TABLE 10.2
                        BOGOSO HISTORIC OPERATING COSTS

--------------------------------------------------------------------------------------------------------------
                                                                                                      2001
              YEAR                                1997         1998         1999         2000      (9 MONTHS)
--------------------------------------------------------------------------------------------------------------
TONNES PROCESSED                      t         1,908,505    2,026,804    2,156,858      2137382     1529732

TONNES MINED :
    Ore Mined                         t           1938480    1,964,027      2632766      2169938     1237315
    Waste Mined                       t         6,480,529   11,321,010    7,472,651    5,578,071     3440702
TOTAL TONNES MINED                              8,419,009   13,285,037   10,105,417    7,748,009     4678017
GOLD PRODUCED                         ounces      108,184      122,585      130,465      106,998       63334

CASH COST:
    Mining                            $         3,250,561    5,682,506    4,346,521    2,893,285     1506646
    Metallurgy                        $         6,818,732    5,701,632    5,695,225    5,288,703     4951075
    Mine Maintenance                  $         6,190,236    7,828,126    7,906,261    9,537,055     5626328
    Project Engineering               $            49,854
    Finance                           $         3,025,781    2,592,316    1,875,662      822,146      653438
    Administration                    $         4,264,184    4,332,804    3,743,729    3,602,279     2138735
    Supply                            $         1,314,861    1,360,536    1,062,832    1,060,729      574230
    Environment&Safety                $           476,063      441,110      262,342       54,810       55504
TOTAL CASH COST                       $        25,390,272   27,939,030   24,892,572   23,259,007    15505956

OTHER COSTS:
Capital Expenditure                   $         1,809,294    4,806,734    2,748,973    4,410,369     1387206
Mine & Dev't Expend.                  $           421,155      397,632    3,026,860      500,437     1252570
Exploration Expend.                   $         1,534,968    2,742,151    2,134,863      158,669     1273504
Rehabilitation Expenses               $           670,292    1,543,095    1,039,062      701,246      172535
TOTAL OTHER COSTS                     $         4,435,709    9,489,612    8,949,758    5,770,721   4,085,815

TOTAL OPERATING COSTS                 $          29825981   37,428,642   33,842,330   29,029,728    19591771
--------------------------------------------------------------------------------------------------------------

MINING COST/t                         $/t            1.28         1.12         1.32         1.74        1.65
(INC. MINING, MAINTENANCE, SUPPLY)
--------------------------------------------------------------------------------------------------------------

COST/t ORE:
    Mining                            $/t            1.68         2.89         1.65         1.33        1.22
    Metallurgy                        $/t            3.52         2.90         2.16         2.44        4.00
    Mine Maintenance                  $/t            3.19         3.99         3.00         4.40        4.55
    Project Engineering               $/t            0.03         0.00         0.00         0.00           0
    Finance                           $/t            1.56         1.32         0.71         0.38        0.53
    Administration                    $/t            2.20         2.21         1.42         1.66        1.73
    Supply                            $/t            0.68         0.69         0.40         0.49        0.46
    Environment & Safety              $/t            0.25         0.22         0.10         0.03        0.04
TOTAL CASH COST                       $/t           13.10        14.23         9.45        10.72       12.53

==============================================================================================================
COST/t GOLD PRODUCED
    Mining                            $/t           30.05        46.36        33.32        27.04       23.79
    Metallurgy                        $/t           63.03        46.51        43.65        49.43       78.17
    Mine Maintenance                  $/t           57.22        63.86        60.60        89.13       88.84
    Project Engineering               $/t            0.46         0.00         0.00         0.00        0.00
    Finance                           $/t           27.97        21.15        14.38         7.68       10.32
    Administration                    $/t           39.42        35.35        28.70        33.67       33.77
    Supply                            $/t           12.15        11.10         8.15         9.91        9.07
    Environment&Safety                $/t             4.4         3.60         2.01         0.51        0.88
TOTAL CASH COST                       $/t           234.7       227.92       190.80       217.38      244.83

TOTAL OPERATING COSTS                 $/t          275.70       305.33       259.40       271.31      309.34
(EXCLUDING ROYALTIES)
--------------------------------------------------------------------------------------------------------------

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                   Page 99


10.3 CASH FLOW ANALYSIS

An estimate has been determined of the cash flows which will be generated from the project on a stand-alone basis, given the stated technical cost, anticipated revenues and broader economic assumptions. This does not imply that positive cash flows will generate an accounting profit, nor negative cash flows an accounting loss in the corporate entity and, specifically, a cash flow forecast does not constitute a profit forecast.

All values quoted are in United States Dollars (US$). All cash flows in this report have been prepared using constant September 1, 2001 dollars.

The cash flow analysis has been prepared to over a twelve-year period after which the mine is planned to be closed under the present production schedule. No recognition is made of the potential for upgrading some of the inferred resources to the measured or indicated category or for identifying new resources. It has been assumed that the additions will be made to the Bogoso plant in 2006 to allow processing of the refractory sulfide resources from Bogoso properties and Buesichem.

The cash flow is prepared on an pre-tax basis assuming 100% equity financing. Since BGL carries debt of some $34 million, no tax will be payable by BGL over the period examined for the base case. Corporate tax in Ghana is set at 32.5% for mining projects. A nominal value has been ascribed to the plant and working capital at the end of the period considered although it will in reality have greater value as a potential ongoing operation. It has been assumed that contract mining will be used and that the BGL mobile assets will be sold during 2001 for an estimated $3 million.

AMCL have relied, to a major extent, upon the work of others, as referred to in the body of this report. We have reviewed the data used, where possible, to satisfy ourselves that it is reasonable.

10.3.1 Assumptions

-      Mine closure in 2011

-      Contract mining

-      Mining of oxide, transitional and sulfide material

-      100% internal financing of capital expenditures.

-      Capital and operating cost assumptions as discussed in Section 7.0

-      Gold price of $275/ounce.

10.3.2 Cash Flow Projection

Table 10.3 provides our estimate of the cash flows that will result from the project over the period until potential closure in May, 2001.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 100


                                   TABLE 10.3
                                   CASH FLOWS

      PRODUCTION AND REVENUE          UNITS        2001           2002          2003           2004          2005          2006
Total Tonnes Mined                    t          2,020,610      8,382,281     9,041,546      8,376,959     8,483,741     8,139,277
Ore Tonnes Mined                      t            491,664      2,217,602     1,850,411      1,765,506     1,599,752     1,511,287
Total Ore Tonnes Milled               t            477,924      2,068,199     2,094,364      1,784,960     1,911,362     1,721,188
Gold Sold                             oz            25,866        130,535       138,668        147,778       123,833       127,802
Gold Price                            $/oz             275            275           275            275           275           275
Gold Revenue                          US$'000        7,113         35,897        38,134         40,639        34,054        35,145
Silver Revenue                        US$'000            3             13            14             15            13            13
TOTAL REVENUE                         US$'000        7,116         35,910        38,148         40,654        34,067        35,159
                                                 ===================================================================================

OPERATING COSTS
Mining                                US$'000       (2,908)       (12,827)      (13,742)       (12,525)      (12,944)      (12,214)
Processing                            US$'000       (1,959)        (9,685)       (9,247)        (9,224)       (9,112)      (10,283)
Finance & Administration              US$'000         (833)        (3,330)       (3,330)        (3,330)       (3,330)       (3,330)
Government Royalty                    US$'000         (213)        (1,077)       (1,144)        (1,220)       (1,022)       (1,055)
CASH OPERATING COSTS                  US$'000       (5,913)       (26,920)      (27,463)       (26,299)      (26,408)      (26,882)
                                                 ===================================================================================

                                                 ===================================================================================
OPERATING CASH FLOW                   US$'000        1,203          8,990        10,685         14,356         7,659         8,277
                                                 ===================================================================================

CASH FLOW
Operating Cash Flow                   US$'000        1,203          8,990        10,685         14,356         7,659         8,277
Capital Expenditures                  US$'000       (2,570)       (10,836)       (3,555)        (3,281)       (1,522)      (26,390)
Sale of Mining Fleet & Spares         US$'000        3,000             --            --             --            --            --
Rehabilitation Costs/Provision        US$'000         (147)          (665)         (555)          (530)         (480)         (453)
Rehabilitation Fund Drawdown          US$'000           --             --            --             --            --            --
Salvage/Working Capital               US$'000           --             --            --             --            --            --
PROJECT OPERATING CASHFLOW            US$'000        1,486         (2,511)        6,575         10,545         5,656       (18,567)
                                                 ===================================================================================

PRESTEA PROPERTY COSTS
Barnex Payments                       US$'000       (2,000)            --            --             --            --            --
Barnex Royalty                        US$'000         (217)        (1,096)       (1,165)        (1,241)       (1,040)       (1,074)
Government Option Payments            US$'000           --             --            --             --            --            --
PGR Payments                          US$'000       (1,600)        (1,900)           --             --            --            --
Investment Bank Fees                  US$'000         (500)            --            --             --            --            --
Golden Star New Equity (to Barnex)    US$'000        2,000             --            --             --            --            --
TOTAL PRESTEA PROPERTY COSTS          US$'000       (2,317)        (2,996)       (1,165)        (1,241)       (1,040)       (1,074)
                                                 ===================================================================================
BOGOSO OWNERSHIP PAYMENTS
Elliott Payment                       US$'000         (250)          (250)           --             --            --            --
IFC Deferred Payments (Estimate)      US$'000       (2,876)            --            --             --            --            --
IFC Regional Payment (If Triggered)   US$'000       (2,000)            --            --             --            --            --
IFC Sulfide Payment                   US$'000           --             --            --             --            --            --
TOTAL BOGOSO OWNERSHIP PAYMENTS       US$'000       (5,126)          (250)           --             --            --            --
                                                 ===================================================================================

                                                 ===================================================================================
PROJECT CASHFLOW BEFORE TAX           US$'000       (5,958)        (5,757)        5,410          9,303         4,616       (19,641)
                                                 ===================================================================================
Cumulative Cash Flow Before Tax       US$'000       (5,958)       (11,715)       (6,305)         2,998         7,614       (12,026)
                                                 ===================================================================================

Discount Rate                         %                 --              5            10             15            20
NPV                                   US$'000       45,994         25,233        13,592          6,873         2,893

      PRODUCTION AND REVENUE           2007         2008          2009          2010           2011           2012           TOTAL
Total Tonnes Mined                   8,002,419    8,265,403     8,227,252     8,196,967      4,067,819            --    81,204,275
Ore Tonnes Mined                     1,751,005    1,674,858     1,700,976     1,329,052      1,578,564            --    17,470,677
Total Ore Tonnes Milled              1,473,158    1,592,134     1,365,724     1,326,853      1,324,214     1,603,097    18,743,178
Gold Sold                              129,228      136,333       124,537       128,079        151,368       123,926     1,487,954
Gold Price                                 275          275           275           275            275           275           275
Gold Revenue                            35,538       37,492        34,248        35,222         41,626        34,080       409,187
Silver Revenue                              13           14            13            13             16            13           154
TOTAL REVENUE                           35,551       37,506        34,261        35,235         41,642        34,093       409,342
                                     ===============================================================================

OPERATING COSTS
Mining                                 (10,682)     (10,966)      (10,458)      (10,362)        (5,349)            0      (114,978)
Processing                             (13,393)     (12,730)      (13,990)      (14,207)       (14,222)      (12,636)     (130,688)
Finance & Administration                (3,330)      (3,330)       (3,330)       (3,330)        (3,330)      (37,185)
Government Royalty                      (1,067)      (1,125)       (1,028)       (1,057)        (1,023)      (12,280)
CASH OPERATING COSTS                   (28,471)     (28,151)      (28,806)      (28,956)       (23,873)      (16,989)     (295,131)
                                     ===============================================================================

                                     ==============================================================================================
OPERATING CASH FLOW                      7,080        9,355         5,455         6,279         17,769        17,104       114,210
                                     ==============================================================================================

CASH FLOW
Operating Cash Flow                      7,080        9,355         5,455         6,279         17,769        17,104       114,210
Capital Expenditures                    (1,002)        (941)         (770)         (453)          (397)         (481)      (52,198)
Sale of Mining Fleet & Spares               --           --            --            --             --            --         3,000
Rehabilitation Costs/Provision            (525)        (502)         (510)         (399)        (3,474)           --        (8,241)
Rehabilitation Fund Drawdown                --           --            --            --             --         3,000         3,000
Salvage/Working Capital                     --           --            --            --             --         4,000         4,000
PROJECT OPERATING CASHFLOW               5,553        7,912         4,175         5,427         13,898        23,623        63,771
                                     ==============================================================================================

PRESTEA PROPERTY COSTS
Barnex Payments                             --           --            --            --             --            --        (2,000)
Barnex Royalty                          (1,086)      (1,145)         (336)           --             --            --        (8,400)
Government Option Payments                  --           --            --            --             --            --            --
PGR Payments                                --           --            --            --             --            --        (3,500)
Investment Bank Fees                        --           --            --            --             --            --          (500)
Golden Star New Equity (to Barnex)          --           --            --            --             --            --         2,000
TOTAL PRESTEA PROPERTY COSTS            (1,086)      (1,145)         (336)           --             --            --       (12,400)
                                     ==============================================================================================

BOGOSO OWNERSHIP PAYMENTS
Elliott Payment                             --           --            --            --             --            --          (500)
IFC Deferred Payments (Estimate)            --           --            --            --             --            --        (2,876)
IFC Regional Payment (If Triggered)         --           --            --            --             --            --        (2,000)
IFC Sulfide Payment                         --           --            --            --             --            --            --
TOTAL BOGOSO OWNERSHIP PAYMENTS             --           --            --            --             --            --        (5,376)
                                     ==============================================================================================

                                     ==============================================================================================
PROJECT CASHFLOW BEFORE TAX              4,467        6,767         3,839         5,427         13,898        23,623        45,994
                                     ==============================================================================================
Cumulative Cash Flow Before Tax         (7,559)        (793)        3,046         8,473         22,371        45,994
                                     ===============================================================================

Discount Rate
NPV

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 101


The above values include the Prestea acquisition costs of approximately $13.7 million (net of $2.00 million of new equity) which includes royalty payments of $8.4 million to Barnex.

Payments to IFC from Golden Star are due under the Agreement with IFC for the purchase of Bogoso. We have included an estimated $2.706 for deferred payments and $2.0 million triggered by acquiring regional resources for processing at Bogoso. In addition, a further $5.0 million deferred payment is payable on the first anniversary of the commencement of commercial mining of the sulfide resources as part of a new sulfide project. This sum has not been included in the cash flow projections as Golden Star are in discussions with IFC regarding the payment. We have not included the cost of corporate overhead for the Golden Star Denver office, but have included a $250,000 payment to Elliot Associates in 2000 and 2001 which is triggered by producing a minimum of 70,000 oz. gold per year from the Bogoso operation.

The net present values at a gold price of $275/oz. and varying discount rates are shown in Table 10.4 below.

                                   TABLE 10.4
                           NPV AT $275/OZ. GOLD PRICE

            ---------------------------------------------------------
                Discount Rate                   Net Present Value
                    (%)                              ($000)
            ---------------------------------------------------------
                     0                               45,994
            ---------------------------------------------------------
                     5                               25,233
            ---------------------------------------------------------
                    10                               13,592
            ---------------------------------------------------------
                    15                                6,873
            ---------------------------------------------------------
                    20                                2,893
            ---------------------------------------------------------

The level of discount rate that should be used in a valuation is subject of considerable debate. The discount rate used can be determined by a number of methods including:

-     Weighted average cost of capital to the company net of inflation,

- standard rates which may ignore individual risk but which provide comparison between projects on a common basis, and;

- a rate which reflects the valuers assessment of the risks inherent to the specific project.

AMCL uses the latter method for mining related projects.

In assessing the level of risks for this project we have identified a number of risks as discussed below:

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 102


There is a risk that forecast production rates through the mill are below those assumed. The throughput rates are based on those actually achieved in recent years processing ore with similar milling properties for oxides and transition ore and estimates based on extensive test work for the sulfide ores.

There is a risk that the gold grade of the feed to the mill is below that forecast. Reconciliation between the geological model and the actual mined grade have historical been close. While the model has under-estimated the tonnes of ore actually mined, the grade has been accurately forecast. On average , over the first six months of 2001, the grade was over-estimated by the model by 3.52%. In the production forecasts, it has been assumed that there will be a reduction of 6.7% in the grade of the mined ore versus that estimated by the model.

The risks of currency exchange are negligible since most costs, including wages and salaries, are incurred in US dollars and revenues for the gold are received in the same currency.

It is the opinion of AMCL that a discount rate of around 8% is appropriate for this project.

10.3.3 Sensitivities

AMCL has examined the sensitivity of the net present value for the project against various gold price assumptions as shown in Table 10.5. The actual realizations for April and May,1999 have been retained.

                                   TABLE 10.5
                SENSITIVITY OF NET PRESENT VALUES TO GOLD PRICE

------------------------------------------------------------------------------------
DISCOUNT RATE       %          0           5          10          15          20
------------------------------------------------------------------------------------
                   245       5,095      (4,229)     (8,467)    (10,205)    (10,713)

                   260      25,545      10,502       2,562      (1,666)     (3,910)

                   275      45,994      25,233      13,592       6,873       2,893

                   290      65,244      39,020      23,862      14,790       9,177

                   305      85,694      53,751      34,892      23,328      15,980
                 -------------------------------------------------------------------

There is significant upside potential should gold prices increase from their present levels. The project is sensitive to gold price, moderated to some degree by the Barnex royalty structure. The acquisition cost of the Prestea property and the capital costs of the sulfide project have been included in the cash flow calculations which, on the assumptions made, indicate they would be fully recovered, without any return, provided the gold price remains above $252/oz.

The sensitivity of the project NPV to changes in gold grade of the material milled is illustrated in Table 10.6.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 103


                                   TABLE 10.6
                   SENSITIVITY OF NET PRESENT VALUE TO GRADE

------------------------------------------------------------------------------------
DISCOUNT RATE       %          0           5          10          15          20
------------------------------------------------------------------------------------
                    20      127,832      84,485      58,152      41,500     30,566

                    10       86,913      54,859      35,872      24,186     16,729

                     0       45,994      25,233      13,592       6,873      2,893

                   -10        5,076      (4,394)     (8,689)    (10,441)   (10,944)

                   -20      (35,843)    (34,020)    (30,969)    (27,755)   (24,781)
                 -------------------------------------------------------------------

The project is sensitive to grade. However, historical data suggests that the grade control measures operated by Bogoso are effective with the grade of ore mined being very close to that estimated from mine models.

The sensitivity of the project NPV to capital costs is shown in Table 10.7.

                                   TABLE 10.7
                SENSITIVITY OF NET PRESENT VALUE TO CAPITAL COSTS

------------------------------------------------------------------------------------
DISCOUNT RATE       %          0           5          10          15          20
------------------------------------------------------------------------------------
                    20       35,555      16,922       6,833       1,273     (1,824)

                    10       40,774      21,077      10,213       4,073        534

                     0       45,994      25,233      13,592       6,873      2,893

                   -10       51,214      29,388      16,971       9,673      5,251

                   -20       56,434      33,544      20,350      12,472      7,609
                 -------------------------------------------------------------------

The project is less sensitive to capital costs than to the factors that effect revenue such as grade, gold price, production and gold recovery. The Prestea acquisition costs are essentially fixed so that capital expenditures up to 2006 are unlikely to change significantly. The capital costs for the sulfide project have a 15% contingency included and could be deferred should additional oxide or non-refractory sulfide ore be identified during the planned exploration programs.

The sensitivity of the project NPV to operating costs is shown in Table 10.8

                                   TABLE 10.8
               SENSITIVITY OF NET PRESENT VALUE TO OPERATING COSTS

------------------------------------------------------------------------------------
DISCOUNT RATE       %          0           5          10          15          20
------------------------------------------------------------------------------------
                    20      (10,576)    (16,031)    (17,610)    (17,468)   (16,614)

                    10       17,709       4,601      (2,009)     (5,298)    (6,861)

                     0       45,994      25,233      13,592       6,873      2,893

                   -10       74,279      45,865      29,193      19,043     12,646

                   -20      102,565      66,497      44,793      31,214     22,399
                 -------------------------------------------------------------------


                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 104


Operating costs have a significant impact on cash flows. However, AMCL consider the base estimates to be realistic by with only a small downside or upside potential, provided planned production is achieved. This is because mining and transportation will be undertaken on a contract basis and milling costs are well established at Bogoso.

10.3.4 Payback Period

The cash flow analysis indicates that $6.0 million is required for funding in 2001 of which $4.73 million is due to the IFC. This would be recovered, from cash flow, early in the second full year after the acquisition of Prestea. Additional payments required to PGR in 2002 of $1.9 million and the ongoing royalty to Barnex for the first 1 million ounces of production, are funded out of cash flow.

The major capital expenditures for the sulfide project are planned for the year 2006. These expenditures would be recovered from cash flows within approximately four years.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 105


11.0  INTERPRETATION AND CONCLUSIONS

- The acquisition of Prestea concessions by BGL will provide additional oxide and non-refractory primary ore for processing through the existing BGL processing plant for a period of at least five years. The upgrading of inferred resources, plus the potential for additional resources from exploration of identified prospects, could increase this period. Treatment of sulfide resources could extend the mine life by at least a further five years.

- AMCL is satisfied that the resource models conform to industry standard practice and that the resource estimations are reasonable and supported by actual recoveries at the BGL plant.

- The Golden Star Resources press-release of October 02, 2001 is supported by the resource estimation contained in this report.

-     The in-situ resources available at Bogoso-Prestea are:

      ---------------------------------------------
                        TONNES        GRADE (g/t)
      ---------------------------------------------
        Measured      11,783,458         3.76

        Indicated     13,424,556         2.99

        Inferred       6,108,050         2.79

        Total         31,316,064         3.24
      ---------------------------------------------

-     The reserves available at Bogoso-Prestea are:

      ---------------------------------------------
                        TONNES        GRADE (g/t)
      ---------------------------------------------
        Proven         9,227,533         3.46

        Probable       8,223,141         2.66

        Total         17,460,674         3.08
      ---------------------------------------------

- Mining will be undertaken by a mining contractor and will involve drilling and blasting ore and waste, and loading with hydraulic excavators onto 50 t capacity rear dump haul trucks. Waste will be stored locally and rehabilitated as mining progresses. Ore from south of the Ankobra River will be stockpiled and then loaded into on-highway trucks for haul to the BGL processing plant.

- BGL do not have liability for historic environmental damage on the Prestea concession. They have an environmental management program in place to ensure compliance with legislative requirements and to rehabilitate any lands affected by future mining. Funds are available for final reclamation at the end of the mine's life.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 106


- The existing gravity/cyanide leach circuit at BGL, with minor upgrading, is capable of treating oxide and non-refractory primary ores from Bogoso and Prestea at economic gold recoveries.

- The addition of a bio-oxidation circuit and other modifications to the BGL processing plant will allow the treatment of refractory sulfide ores with economic gold recoveries.

-     Capital costs, over the 12 year mine life, are estimated at $52 million.

- Cash operating costs are estimated at $190/ounce of gold over the mine's life.

- The planned future operations at Bogoso-Prestea provided an un-discounted pre-tax cash flow of $46 million over the mine's life at a gold price of $275/ounce.

- The project is quite sensitive to changes in gold price, ore grade, production rates, and operating costs and less sensitive to capital costs.

-     AMCL considers the Bogoso-Prestea concession to be a property of merit.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 107


12.0  REFERENCES

Blenkinsop, T., et al:

1994        Structural Geology of the Ashanti Mine. In: Oberthur, T.;
            Metallogenesis of Selected Gold Deposits in Africa. Geologisches Jahrbuch, Reihe D, Heft 100, Hannover, 1994.

Bogoso Gold Limited:

2001        Prestea Due Diligence Resource Evaluation, April 2001.

Bogoso Gold Limited:

2001 Environmental Management Plan, prepared for BGL by Knight Piesold Consulting, 2001.

Bogoso Gold Limited:

2001 Draft Environmental Impact Assessment Report, prepared by Knight Piesold Consulting as part of the SRK Sulfide Ore Treatment Definitive Feasibility Study, May 16, 2001.

Craven, A.L.& McCandlish, K.:

1999 Bogoso Gold Limited, Independent Engineering Report prepared for Golden Star Resources Ltd. prepared by Associated Mining Consultants Ltd., June 1999.

Environmental Protection Agency:

2001 Environmental Permit for Bogoso Gold Limited's Buesichem and North Deposits Only, Permit No. EPA/EIA/044 September 18, 2001.

Ghana Concessions Ordinance:

2001        Prestea Mining Lease, Mining Permit 0005869/2001, September 19,
            2001.

Golden Star Resources Ltd.:

2000 Information Memorandum, Acquisition of the Prestea Gold Project by Golden Star Resources Ltd., October 2000.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 108


Golden Star Resources Ltd.:

2001 Information Memorandum, Consolidation of Bogoso and Prestea Gold Projects, September 2001.

Knight Piesold Consulting:

2001 Bogoso Gold Ltd. Mining of Buesichem Main and North Deposits, Supplementary Environmental Impact Statement, August 2001.

Leube, A. et al:

1990 The early Proterozoic Birimian Supergroup of Ghana and some aspects of its associated gold mineralization. Prec. Res.46: 139-165.

Mucke A. and Dzigbodi-Adjimah, K.:

1994 Ore Textures and Parageneses of the Prestea and Obuasi Gold Deposits in the Ashanti Belt of Ghana: An Ore Microscope Study. In: Oberthur, T.; Metallogenesis of Selected Gold Deposits in Africa. Geologisches Jahrbuch, Reihe D, Heft 100, Hannover, 1994.

Oberthur, T., et al:

1994 The Ashanti Gold Mine at Obuasi, Ghana: Mineralogical, Geochemical, Stable Isotope and Fluid Inclusion Studies on the Metallogenesis of the Deposit. In: Oberthur, T.; Metallogenesis of Selected Gold Deposits in Africa. Geologisches Jahrbuch, Reihe D, Heft 100, Hannover, 1994.

Steffen Robertson and Kirsten (UK) Ltd.:

2001 Statistical Review and Resource Evaluation of Plant North and Buesichem Deposits, Prestea, Ghana. July 26, 2001.

Steffen Robertson and Kirsten (UK) Ltd.:

2001        BGL Prestea Resource Estimation. October 2001.

Steffen Robertson and Kirsten (UK) Ltd.:

1999        Prestea Gold Project, Feasibility Study for Open Pit Mine, Phase !
            Study Report to Western Areas Limited. Report 257644, May 1999.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 109


Steffen Robertson and Kirsten (UK) Ltd./Golden Star Resources Ltd.:

2000        Bogoso Gold Project, Sulfide Ore Treatment Pre-Feasibility.

Steffen Robertson and Kirsten (UK) Ltd./Golden Star Resources Ltd.:

2001 Bogoso Gold Project, Sulfide Ore Treatment Definitive Feasibility Study, August 2001 DRAFT.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 110


CERTIFICATES

I, Keith McCandlish, P.Geol.;

1.    Am currently employed by:  Associated Mining Consultants Ltd. (AMCL)
                                 Suite 200, 708-11th Avenue S.W.,
                                 Calgary, Alberta, CANADA, T2R 0E4

      in the capacity of:        Manager of Mineral Services

2. Am a Professional Geologist (P.Geol.) registered with the Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA). A summary of my relevant experience follows;

      Over twenty years of consulting geological and engineering experience in minerals, oil sands/heavy oil, precious stones, coal and industrial minerals. In 1988 he joined Associated Mining Consultants Ltd. where he is now Manager of Mineral Services focussing on corporate finance, due diligence, technical audits, and, mining fraud investigation.

      Mr. McCandlish has been actively involved on due diligence evaluations of mining projects covering a range of mineral commodities and has had extensive experience in exploration property valuations, analysis of project economics, exploration logistics, assaying and project management. Detailed due diligence evaluations have been conducted for a number of mining operations including:

      - Greenstone Resources Las Libertad and Cerro Mahon open-pit gold projects

      - Navan Resources Chelopech copper-gold and Almagrera copper-zinc underground mines

      -     Avocet Resources Penjom open-pit gold mine

      -     Sutton Resources Bulyanhulu gold mine

      -     Randgold Resources Syama mine

3.    Am a "Qualified Person" for the purposes of National Instrument 43-101.

4. Have visited the various sites which are the subject of this report from July 06, 2001 through July 10, 2001.

5. Have previously visited the site from June 15, 1999 through June 18,1999 in connection with a due diligence evaluation on behalf of a lender for the acquisition of Bogoso Gold Limited by Golden Star Resources Ltd.. I subsequently participated in the preparation of

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 111


      a Qualified Persons Report submitted to the Toronto Stock Exchange, Ontario Securities Commission and, the Securities and Exchange Commission in the United States.

6. Have been involved in all aspects of the preparation of this technical report and am Project Manager for its preparation.

7. Am not aware of any material fact or material change with respect to the subject matter of the technical report which is not reflected in the technical report, the omission to disclose which makes the technical report misleading.

8. Am independent of the issuer applying all of the tests in Section 1.5 of National Instrument 43-101.

9. Have read National Instrument 43-101 and Form 43-101F1, and the technical report has been prepared in compliance with this instrument and Form 43-101F1.

Dated this 13th Day of December, 2001 at Calgary, Alberta, CANADA


/s/ Keith McCandlish      [KEITH MCCANDLISH PROFESSIONAL SEAL]

Keith McCandlish, P.Geol.
Manager of Mineral Services
Associated Mining Consultants Ltd.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 112


I, Alan L. Craven, P.Eng.;

1.    Am currently employed by:  Associated Mining Consultants Ltd.
                                 (AMCL) Suite 200, 708-11th Avenue S.W.,
                                 Calgary, Alberta, CANADA, T2R 0E4

      in the capacity of:        Vice President and General Manager

2. Am a Professional Engineer (P. Eng.) registered with the Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA) and hold an Honours Degree in Chemical Engineering from the University of Durham, England and a Post-Graduate Certificate in Ore Dressing from the University of Newcastle. A summary of my relevant experience follows;

      Over forty years of operational, consulting and engineering experience in minerals, oil sands/heavy oil, precious stones, coal and industrial minerals. I joined Associated Mining Consultants Ltd. in 1978 where I am Vice President and General Manager focussing on corporate finance, project management, due diligence, process engineering studies and operational assistance.

      Mr. Craven has been actively involved in the writing of Qualified Person's Reports and due diligence evaluations of mining projects covering a range of mineral commodities and has had extensive experience of project economics, valuations and project management.

3.    Am a "Qualified Person" for the purposes of National Instrument 43-101.

4. Have visited the various sites which are the subject of this report from July 06, 2001 through July 10, 2001.

5. Have previously visited the site from June 15, 1999 through June 18,1999 in connection with a due diligence evaluation on behalf of a lender for the acquisition of Bogoso Gold Limited by Golden Star Resources Ltd. I subsequently participated in the preparation of a Qualified Persons Report on the property submitted to the Toronto Stock Exchange, Ontario Securities Commission and, the Securities and Exchange Commission in the United States.

6. Have been involved in all aspects of the preparation of this technical report with special emphasis on the metallurgical and economic aspects.

7. Am not aware of any material fact or material change with respect to the subject matter of the technical report which is not reflected in the technical report, the omission to disclose which makes the technical report misleading.

                                              ASSOCIATED MINING CONSULTANTS LTD.

GOLDEN STAR RESOURCES LTD.
QUALIFYING REPORT ON THE BOGOSO-PRESTEA PROJECT, GHANA                  Page 113


8. Am independent of the issuer applying all of the tests in Section 1.5 of National Instrument 43-101.

9. Have read National Instrument 43-101 and Form 43-101F1, and the technical report has been prepared in compliance with this instrument and Form 43-101F1.

Dated this 13th Day of December, 2001 at Calgary, Alberta, CANADA


/s/ Alan L. Craven      [ALAN L. CRAVEN PROFESSIONAL SEAL]

Alan L. Craven P.Eng.
Vice President and General Manager
Associated Mining Consultants Ltd.

                                              ASSOCIATED MINING CONSULTANTS LTD.